As filed with the Securities and Exchange Commission on May 25, 2010
1940 Act File No. 811-[____]

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]   Amendment No. __

WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC
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Exact Name of Registrant as Specified in Charter

C/O WELLS FARGO ALTERNATIVE ASSET MANAGEMENT, LLC
333 MARKET STREET, 29TH FLOOR
SAN FRANCISCO, CA 94105
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Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code (415) 371-4000
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EILEEN ALDEN
333 MARKET STREET, 29TH FLOOR
SAN FRANCISCO, CA 94105

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Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

GEORGE J. ZORNADA
K&L GATES LLP
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MA  02111

EXPLANATORY NOTE

This Registration Statement of Wells Fargo Multi-Strategy 100 Fund A, LLC (the “Registrant”) has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).  However, interests in the Registrant have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), and such interests will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act.  Investments in the Registrant may only be made by entities or persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of any offer to buy, interests in the Registrant.

Form N-2

CROSS-REFERENCE SHEET

Parts A and B of the Private Placement Memorandum

Items in Part A and B of Form N-2		Location in Private Placement Memorandum

1.	Outside Front Cover	Front Cover Page of Private Placement Memorandum

2.	Cover Pages, Other Offering Information	Front Cover Page of Private Placement Memorandum

3.	Fee Table and Synopsis	Summary of Fees and Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Front Cover Page of Private Placement Memorandum; Memorandum Summary; Distribution Arrangements

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Memorandum Summary; Investment Program of the Funds

8.	General Description of the Registrant	Front Cover Page of Private Placement Memorandum; Memorandum Summary; The Funds; Investment Program of the Funds; Risk Factors; Units and Capital Accounts; Voting

9.	Management	Memorandum Summary; Management; The Adviser; Fees and Expenses; Control Persons; Brokerage

10.	Capital Stock, Long-Term Debt, and other Securities	Repurchases and Transfers of Units; Units and Capital Accounts; Voting; Taxes; Distribution Arrangements

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Statement of Additional Information	Not Applicable

14. 15.	Cover Page Table of Contents of SAI	Not Applicable Not Applicable

16.	General Information and History	Memorandum Summary; The Funds

17.	Investment Objective and Policies	Memorandum Summary; Investment Program of the Funds

18.	Management	Memorandum Summary; Management

19.	Control Persons and Principal Holders of Securities	Management; Control Persons

20.	Investment Advisory and Other Services	Memorandum Summary; The Adviser; Fees and Expenses

21.	Portfolio Managers	The Adviser

22.	Brokerage Allocation and Other Practices	Brokerage

23. 24.	Tax Status Financial Statements	Taxes Financial Statements

DO NOT COPY OR CIRCULATE	COPY NO. _____

Wells Fargo Multi-Strategy 100 Fund A, LLC

Wells Fargo Multi-Strategy 100 TEI Fund A, LLC

Private Placement Memorandum

Effective May 25, 2010

    THE UNITS OF LIMITED LIABILITY COMPANY INTERESTS (“UNITS”) IN WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC AND WELLS FARGO MULTI-STRATEGY 100 TEI FUND A, LLC (EACH, A “FUND” AND, TOGETHER, THE “FUNDS”) ARE NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”), IN RELIANCE ON THE PROVISIONS OF REGULATION D UNDER THE 1933 ACT. THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND GENERALLY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM, AND AS PERMITTED IN THE FUNDS’ RESPECTIVE LIMITED LIABILITY COMPANY AGREEMENTS (“LLC AGREEMENTS”).

    INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN UNITS FOR AN INDEFINITE PERIOD OF TIME. TO PROVIDE A LIMITED DEGREE OF LIQUIDITY TO INVESTORS IN THE FUNDS (“MEMBERS”), THE FUNDS MAY FROM TIME TO TIME OFFER TO REPURCHASE UNITS PURSUANT TO WRITTEN TENDERS BY MEMBERS. REPURCHASES WILL BE MADE AT SUCH TIMES, IN SUCH AMOUNTS, AND ON SUCH TERMS AS MAY BE DETERMINED BY THE APPLICABLE FUND’S BOARD OF MANAGERS, IN ITS SOLE DISCRETION. HOWEVER, MEMBERS DO NOT HAVE THE RIGHT TO REQUIRE A FUND TO REDEEM ANY OR ALL OF THEIR UNITS IN THAT FUND.

    PROSPECTIVE INVESTORS IN THE FUNDS SHOULD INFORM THEMSELVES AS TO THE LEGAL REQUIREMENTS AND TAX CONSEQUENCES OF THE ACQUISITION, HOLDING AND DISPOSAL OF UNITS. IF YOU ARE IN DOUBT ABOUT THE CONTENTS OF THIS PRIVATE PLACEMENT MEMORANDUM (“MEMORANDUM”), YOU SHOULD CONSULT YOUR ATTORNEY, ACCOUNTANT OR OTHER FINANCIAL ADVISER.

    EACH FUND IS REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

    IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF THE APPLICABLE FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. ALTHOUGH UNITS ARE NOT REGISTERED UNDER THE 1933 ACT, THIS MEMORANDUM HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). HOWEVER, NONE OF THE SEC, ANY OTHER STATE OR FEDERAL GOVERNMENTAL AGENCY OR ANY NATIONAL SECURITIES EXCHANGE OR ANY GOVERNMENTAL AGENCY OR EXCHANGE OF ANY OTHER JURISDICTION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE UNITS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

    UNITS ARE SUITABLE ONLY FOR SOPHISTICATED INVESTORS FOR WHOM AN INVESTMENT IN A FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND WHO FULLY UNDERSTAND AND ARE WILLING TO ASSUME THE RISKS INVOLVED IN THAT FUND’S INVESTMENT STRATEGY. EACH FUND’S INVESTMENT PRACTICES, BY THEIR NATURE, MAY BE CONSIDERED TO INVOLVE A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT A MEMBER MAY LOSE SOME OR ALL OF ITS INVESTMENT AND THAT A FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.  SHORT-TERM PROSPECTIVE MEMBERS, PROSPECTIVE MEMBERS WITH IMMEDIATE LIQUIDITY NEEDS AND PROSPECTIVE MEMBERS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN A FUND SHOULD NOT INVEST IN THAT FUND. SEE “INVESTMENT PROGRAM OF THE FUNDS” AND “RISK FACTORS” FOR MORE INFORMATION.

    THE CONTENTS OF THIS MEMORANDUM SHOULD NOT BE CONSIDERED LEGAL OR TAX ADVICE, AND PROSPECTIVE INVESTORS SHOULD CONSULT WITH THEIR OWN COUNSEL AND FINANCIAL ADVISERS AS TO ALL MATTERS CONCERNING AN INVESTMENT IN UNITS. THE TERMS OF THIS MEMORANDUM ARE QUALIFIED IN THEIR ENTIRETY BY EACH FUND’S LIMITED LIABILITY COMPANY AGREEMENT.

    NO PERSON OTHER THAN WELLS FARGO ALTERNATIVE ASSET MANAGEMENT, LLC (THE “ADVISER”) HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATION, OR GIVE ANY INFORMATION, WITH RESPECT TO THE FUNDS, EXCEPT THE INFORMATION CONTAINED HEREIN AND IN OTHER DOCUMENTS DISTRIBUTED BY THE ADVISER AND ANY SUCH REPRESENTATIONS OR INFORMATION, IF GIVEN, MAY NOT BE RELIED UPON.

    THIS MEMORANDUM, INCLUDING ALL EXHIBITS, IS CONFIDENTIAL AND MAY NOT BE DUPLICATED OR REPRODUCED IN ANY FASHION.

    EACH PROSPECTIVE INVESTOR IS INVITED TO MEET WITH REPRESENTATIVES OF THE APPLICABLE FUND OR THE ADVISER TO DISCUSS WITH THEM, AND TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THEM, CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING OF UNITS, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THAT ANY OF THOSE PERSONS POSSESSES THAT INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE INFORMATION CONTAINED HEREIN.

    THERE WILL BE NO PUBLIC OFFERING OF THE UNITS. NO OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE UNITS IS BEING MADE IN ANY JURISDICTION IN WHICH THAT OFFER OR SOLICITATION WOULD BE UNLAWFUL.

i

ii

Other Expenses of the Funds, the Offshore Feeder Fund and the Master Fund	51
CONTROL PERSONS	53
SUBSCRIPTIONS FOR UNITS	53
Subscription Terms	53
Member Qualifications	54
REPURCHASES AND TRANSFERS OF UNITS	55
No Right of Redemption	55
Repurchases of Units	56
Repurchase Procedures	57
Mandatory Repurchase by the Funds	58
Transfers of Units	58
CALCULATION OF NET ASSET VALUE	59
UNITS AND CAPITAL ACCOUNTS	63
General	63
Allocation of Net Profits and Losses	63
Allocation of Special Items	64
Reserves	64
VOTING	64
PARTICIPATION IN INVESTMENT OPPORTUNITIES	65
OTHER MATTERS	66
TAXES	66
Classification of the Funds and the Master Fund	66
Classification of the Offshore Feeder Fund	68
The TEI Fund	78
EMPLOYEE BENEFIT PLAN CONSIDERATIONS	82
General	82
Investment Considerations	82
Prohibited Transactions	83
“Plan Assets”	83
CODE OF ETHICS	83
BROKERAGE	84
DISTRIBUTION ARRANGEMENTS	84
General	84
Purchase Terms	85
SUMMARY OF LLC AGREEMENT	85
Liability of Members and Managers	86
Duty of Care	86
Power of Attorney	86
Term, Dissolution and Liquidation	86
Voting	87
Reports to Members	88
Fiscal Year	88
ACCOUNTANTS AND LEGAL COUNSEL	88
GENERAL INFORMATION	88
FINANCIAL STATEMENTS	88

iii

MEMORANDUM SUMMARY

The following is only a summary of this private placement memorandum (the “Memorandum”) and does not contain all of the information that you should consider before investing in Wells Fargo Multi-Strategy 100 Fund A, LLC (the “Taxable Investor Fund”) or Wells Fargo Multi-Strategy 100 TEI Fund A, LLC (the “TEI Fund”) (each, a “Fund” and, collectively, the “Funds”). You should review the more detailed information contained in this Memorandum.

The Funds

Each Fund is a newly formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company.  Wells Fargo Alternative Asset Management, LLC, a Delaware limited liability company (the “Adviser” or “WFAAM”), is the investment adviser to the Funds.

The Taxable Investor Fund is a feeder fund that directly invests substantially all of its investable assets in Wells Fargo Multi-Strategy 100 Master Fund I, LLC (the “Master Fund”).  The Master Fund invests in private investment funds, presently in certain of the various sub-trusts (each, a “Trust”) of HFR Umbrella Trust (“Umbrella Trust”), a Bermuda Unit Trust, which is discussed below.  The TEI Fund is a feeder fund that indirectly invests substantially all of its investable assets in the Master Fund through Wells Fargo Multi-Strategy 100 TEI Fund A, LDC (the “Offshore Feeder Fund”).  The Taxable Investor Fund is designed solely for investment by taxable investors.  The TEI Fund is designed solely for investment by investors who are tax-exempt (“Tax-Exempt Members”) or who are non-United States persons as set forth below.  The structure of the TEI Fund, as discussed below, should enable Tax-Exempt Members to invest without receiving unrelated business taxable income (“UBTI”), which would be taxable income to such Members regardless of their tax-exempt status.

The Taxable Investor Fund and the TEI Fund will offer and sell units of limited liability company interest (the “Units”) in larger minimum denominations (compared to open-end mutual funds) to investors eligible to invest in the Taxable Investor Fund (“Taxable Eligible Investors”) and investors eligible to invest in the TEI Fund (“TEI Eligible Investors”), respectively. Unlike many private investment funds, however, each Fund is able to offer Units without limiting the number of members who may participate in its investment program.  Taxable Eligible Investors and TEI Eligible Investors must be “accredited investors,” as set forth elsewhere in this Memorandum.  In addition, each TEI Eligible Investor must be either: (1) exempt from U.S. federal income taxation under the Internal Revenue Code of 1986, as amended (the “Code”), or (2) a non-“United States person” as defined in the Code.  Taxable Eligible Investors and TEI Eligible Investors are referred to collectively as “Eligible Investors.”

Eligible Investors who purchase Units of a Fund and other persons who acquire Units and are admitted to a Fund by such Fund’s Board of Managers (each, a “Board” and, together, the “Boards”) will become members of that Fund (the “Members”).

Each Fund’s Board has overall responsibility for the management and supervision of the operations of that Fund.  The same individuals serve as managers (individually, a “Manager” and, collectively, the “Managers”) on each Fund’s Board and on the Master Fund’s board of managers (the “Master Fund Board”). The Managers serving on a Fund’s Board have been elected by the Members of that Fund.  A majority of the Managers on each Board and on the Master Fund Board are persons who are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.  See “MANAGEMENT – The Boards of Managers of the Funds and the Master Fund” for more information.

The Funds’ Investment Objective and Principal Strategies

The Funds’ investment objective is to maximize total return while maintaining equity-like volatility and downside protection in declining markets to reward the investor with consistent yet outsized equity-like returns over longer investment time horizons.  The Funds’ overall volatility target is approximately 100% of the historic volatility of the S&P 500 Index.1

WFAAM intends to accomplish the Funds’ investment objective by investing directly or indirectly in the Master Fund, which invests in the Trusts.  Hereinafter, references to Master Fund investments will also refer to the Trusts’ respective investments for convenience of the reader.  See “INVESTMENT PROGRAM OF THE FUNDS” for more information.

The Funds

The Funds act as feeder funds. With reference to the table below, the Taxable Investor Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, and the TEI Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Offshore Feeder Fund, which is a Cayman Islands exempted limited duration company with the same investment objective as the Fund.  The Offshore Feeder Fund, in turn, invests substantially all of its investable assets in the Master Fund.  In the TEI Fund’s structure, the Offshore Feeder Fund serves solely as an intermediate entity through which the TEI Fund invests in the Master Fund.  The Offshore Feeder Fund makes no independent investment decisions and has no investment or other discretion over its investable assets, such decisions and discretion being made or exercised by the TEI Fund, which acts as its managing member. The Offshore Feeder Fund is treated as a corporation for purposes of the income taxation laws of the United States. The TEI Fund’s structure, as discussed in this Memorandum, should enable Tax-Exempt Members to invest in the TEI Fund without receiving UBTI, which would otherwise be taxable to such Members regardless of their tax-exempt status.  The Master Fund emphasizes allocation of member capital through a variety of Trusts.

See “THE FUNDS” for more information.

The Funds’ Investment Program

____________________

1 The S&P 500 Index is a widely recognized, unmanaged index of common stocks.  The S&P 500 Index is a trademark of The McGraw-Hill Companies, Inc. (of which Standard & Poor’s is a division).  None of the Funds or the Master Fund is sponsored, endorsed, sold or promoted by Standard & Poor’s.

The investment objective of the Funds and the Master Fund is to maximize total return while maintaining equity-like volatility and downside protection in declining markets to reward the investor with consistent yet outsized equity-like returns over longer investment time horizons.  The Funds’ overall volatility target is approximately 100% of the historic volatility of the S&P 500 Index.

WFAAM seeks to achieve each Fund’s investment objective by investing in a wide-ranging set of investment strategies and with a number of Trading Managers (as defined below).  WFAAM intends to accomplish each Fund’s investment objective by investing directly or indirectly in the Master Fund, which presently invests in a number of the Trusts.  The Umbrella Trust serves as a transparency platform, which WFAAM believes provides a wide spectrum of investment strategies managed by numerous independent managers. The trustee of the Umbrella Trust and each Trust is Butterfield Trust (Bermuda) Limited (“Trustee”), a wholly owned subsidiary of The Bank of N.T. Butterfield & Son Limited.  Each Trust pursues a distinct investment strategy under the direction of an independent investment manager (each, a “Trading Manager”).  Each Trust is associated with a specific Trading Manager and strategy.  There are approximately 60 Trusts at present, a number which is expected to vary over time.  WFAAM believes that this structure allows it carefully to construct and monitor the Master Fund’s portfolio while potentially moderating risk characteristics that are extraneous to each Trading Manager’s specific investment strategy.  The Master Fund may invest in private investment funds in addition to the Trusts.

WFAAM actively allocates, and from time to time reallocates, the Master Fund’s assets among certain of the various Trusts.  The Master Fund invests in 28 Trusts at present.  This allocation and reallocation methodology takes into consideration certain market conditions that generally favor certain hedge strategies over others. The investment manager of the Umbrella Trust and each Trust is HFR Asset Management L.L.C. (“HFR”), which is responsible for selecting the Trading Managers for the various Trusts on the platform of the Umbrella Trust.  HFR or its affiliates may have an ownership or other financial interest in the Trading Managers of certain Trusts.  Neither HFR nor the Trading Managers are affiliated with WFAAM or any of its affiliates.  See “MANAGEMENT” for more information.

WFAAM intends to utilize various investment strategies consistent with the investment strategy ranges for the Master Fund indicated in “INVESTMENT PROGRAM OF THE FUNDS – Strategy Allocations.”  In doing so, the Master Fund may increase or decrease the number of investment strategies and/or Trading Managers receiving allocations (or change the allocation of Master Fund assets among existing investment strategies and/or Trading Managers).  The Master Fund cannot, however, provide any assurance that the number of investment strategies and/or Trading Managers will remain at any particular level.

WFAAM reserves the right to retain assets at the Master Fund level and to invest assets of the Master Fund in securities and assets other than the Trusts, including other private investment funds.

None of the Funds, the Offshore Feeder Fund or the Master Fund intend to borrow money for investment purposes. The Master Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Trusts).  Borrowing may also be used by the Master Fund for cash management purposes, such as to pay miscellaneous expenses as they arise. All borrowings by the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act.  However, certain Trading Managers borrow money, trade securities or futures on margin or leverage their investments through various means. Trust borrowing is not subject to the limits of the 1940 Act.

WFAAM intends to use proprietary analytical and optimization techniques to create combinations of strategies and Trading Managers that will seek to achieve the risk and return objectives indicated above, but cannot guarantee that the return or volatility objectives will be met.  In addition, there can be no assurance that a Fund will achieve its investment objective or avoid substantial losses.  An investor should not make an investment in a Fund with the expectation of sheltering income or receiving cash distributions.  Investors are urged to consult with their personal advisers in connection with any investment in a Fund.

As noted above, Trading Managers conduct their investment programs through the Trusts.  It is expected that the Trusts in which the Master Fund invests will not be investment companies registered under the 1940 Act.

Each Fund’s investment program is speculative and entails substantial risks.  There can be no assurance that the investment objectives of the Funds, the Master Fund or any Trust will be achieved or that their investment programs will be successful.  In particular, use of leverage, short sales and derivative transactions by Trading Managers, and limited diversification can, in certain circumstances, result in significant losses to the Funds.  Investors should consider the Funds as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved.  Investors in the Funds could lose some or all of their investment.

See “INVESTMENT PROGRAM OF THE FUNDS” and “RISK FACTORS” for more information.

Master Fund Strategies and Trust Investment Strategies

The following summaries are intended to categorize certain of the investment strategies represented by the Trading Managers to be considered by WFAAM.  The summaries are solely representative and should not be understood to characterize or limit the investment strategies available to the Master Fund, including investing in private investment funds other than the Trusts.  The Master Fund also has the ability to concentrate investment at times in Trusts and other private investment funds that invest in a certain industry.  WFAAM intends, from time to time, to reallocate investments among the investment strategies described below and other investment strategies that may or may not fall within the scope of the discussion below.  Except as noted below under “INVESTMENT PROGRAM OF THE FUNDS – Strategy Allocations,” the Master Fund may invest in each of the following investment strategies.

Convertible Arbitrage.  “Convertible arbitrage” involves hedging market risk by taking offsetting positions, often in different securities, of the same issuer.  A Trading Manager may, in an effort to capitalize on relative pricing inefficiencies, purchase long positions in convertible securities, generally convertible bonds or warrants, and hedge a portion of the equity risk by selling short the underlying common stock.  A Trading Manager may also seek to hedge interest rate exposure under some circumstances.  For example, a Trading Manager can be long convertible bonds and short the underlying issuer’s equity.  Timing may be linked to a specific event relating to the underlying company, or a belief that a relative mispricing exists between the corresponding securities.  This strategy focuses on obtaining returns with low or no correlation to both the equity and bond markets.  This strategy’s expected volatility is low.

Distressed Securities.  “Distressed securities” Trading Managers invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation.  Distressed securities Trading Managers invest primarily in securities and other obligations of companies that are encountering significant financial or business difficulties, including companies that (1) may be engaged in debt restructuring or other capital transactions of a similar nature when they are not debtors under the protection of the Federal Bankruptcy Court, (2) are debtors under the protection of the Federal Bankruptcy Court,  (3) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems, or (4) are insolvent.  These Trading Managers will seek profit opportunities arising from inefficiencies in the market for such securities and other obligations.

Negative events, and the subsequent announcement of a proposed restructuring or reorganization to address the problem, may create a severe market imbalance as some holders attempt to sell their positions at a time when few investors are willing to purchase the securities or other obligations of the troubled company.  If a Trading Manager believes that a market imbalance exists and the securities and other obligations of the troubled company may be purchased at prices below the value of such securities or other obligations under a reorganization or liquidation analysis, the Trading Manager may purchase the securities or other obligations of the company.  Profits from this strategy are expected to result if the Trading Manager correctly values the security in comparison to the market’s valuation.  Results are generally not dependent on the direction of the markets, and have a low to moderate expected volatility.

Equity Hedge.  “Equity Hedge,” also known as long/short equity, combines core long holdings of equities with short sales of stock, or stock indices, or derivatives related to the global equity markets.  Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions.  These Trading Managers generally increase net long exposure in bull markets and decrease net long exposure or may even be net short in bear markets.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.  Purchased stock index put options are also often used as a hedge against market risk.  In a rising market, equity hedge Trading Managers expect their long holdings to appreciate more than the market and their short holdings to appreciate less than the market.  Similarly, in a declining market, they expect their short holdings to fall more rapidly than the market falls and their long holdings to fall less rapidly than the market.

Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  The source of return on the equity hedge strategy is similar to that of traditional stock picking trading strategies on the upside, but it uses short selling and hedging to attempt to outperform the market on the downside.

This strategy greatly reduces market risk, but effective stock analysis and stock picking is essential to obtaining meaningful results.  The volatility of this investment strategy is expected to be lower than that of the overall stock market.

Some hedged equity Trading Managers are “value” oriented, while others are “growth” oriented.  In addition, some Trading Managers can be further distinguished by industry or sector concentration, geographical concentration, or capitalization specialization.

Equity Market Neutral.  “Equity market neutral” strategies strive to generate consistent returns in both up and down markets by selecting positions with a total net exposure of zero.  Trading Managers will hold a large number of long equity positions and an equal, or close to equal, dollar amount of offsetting short positions for a total net exposure close to zero.  A zero net exposure is referred to as “dollar neutrality” and is a common characteristic of all equity market neutral Trading Managers.  By taking long and short positions in equal amounts, an equity market neutral Trading Manager seeks to neutralize the effect that a systematic change will have on values of the stock market as a whole.

Some, but not all, equity market neutral Trading Managers will extend the concept of neutrality to risk factors or characteristics such as beta, industry, sector, investment style and market capitalization.  In all equity market neutral portfolios, stocks expected to outperform the market are held long, and stocks expected to under perform the market are sold short.  Returns are derived from the long/short spread, or the amount by which long positions outperform short positions.

Event-Driven.  “Event-driven” investment strategies or “corporate life cycle investing” involves investments in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate transactions.  Event-driven trading attempts to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes.  As such, event-driven trading includes merger arbitrage, distressed securities and special situations investing.  The portfolios of some event-driven Trading Managers may shift in weighting between merger arbitrage and distressed securities, while others may invest in more diversified event-driven strategies.

Instruments include long and short common and preferred stocks, as well as debt securities, warrants, stubs, and options.  Trading Managers may also utilize derivatives, such as index put options or put option spreads, to leverage returns and to hedge out interest rate and/or market risk.

The success or failure of this type of strategy usually depends on whether the Trading Manager accurately predicts the outcome and timing of the transactional event.  Event-driven Trading Managers do not rely on market direction for results; however, major market declines, which could cause transactions to be repriced or break, may have a negative impact on the strategy.

Macro.  “Macro” strategies attempt to identify extreme price valuations in stock markets, interest rates and foreign exchange rates, and make leveraged bets on the anticipated price movements in these markets.  To identify extreme price valuations, Trading Managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events may affect the valuations of financial instruments.  The strategy has a broad investment mandate, with the ability to hold positions in practically any market and any instrument.  Profits are made by correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations.  Trading Managers may use a focused approach or diversify across approaches.  Often, they will pursue a number of base strategies to augment their selective large directional bets.

Merger Arbitrage.  “Merger Arbitrage,” also known as risk arbitrage, involves investing in securities of companies that are or are expected to be the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers, leveraged buy-outs, proxy contests, recapitalizations, restructurings or other corporate reorganizations.  These transactions generally involve the exchange of securities for cash, other securities or a combination of cash and other securities.  Typically, a Trading Manager might purchase the stock of a company being acquired or merging with another company, and sell short the stock of the acquiring company.  A Trading Manager engaged in risk arbitrage transactions will derive profit (or loss) by realizing the price differential between the price of the securities purchased and the value ultimately realized from their disposition.  The success of this strategy usually depends on whether the proposed merger, tender offer or exchange offer is consummated.

Trading Managers may employ the use of equity options as a low-risk alternative to the outright purchase or sale of common stock.  Most merger arbitrage strategies hedge against market risk by purchasing S&P 500 Index put options or put option spreads.

Relative Value Arbitrage.  “Relative value arbitrage” is a multiple investment strategy approach.  The overall emphasis is on making “spread trades” that derive returns from the relationship between two related securities rather than from the direction of the market.  Generally, Trading Managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  A relative value arbitrage Trading Manager seeks to derive profits when the skewed relationship between the securities returns to normal.  In addition, a relative value arbitrage Trading Manager can decide which relative value strategies offer the best opportunities at any given time and may weight that strategy accordingly in its overall portfolio.  Relative value arbitrage strategies may include forms of fixed income arbitrage, including mortgage-backed securities arbitrage, merger arbitrage, convertible arbitrage, statistical arbitrage, pairs trading, options and warrants trading, capital structure arbitrage, index rebalancing arbitrage and structured discount convertibles (which are more commonly known as Regulation D securities) arbitrage.

See “INVESTMENT PROGRAM OF THE FUNDS – Investment Strategies” for more information.

Offshore Feeder Fund

The Offshore Feeder Fund is interposed between the TEI Fund and the Master Fund and serves as an intermediate entity such that any UBTI generated by certain investment activities of the Trusts, through the Master Fund, is not ultimately incurred by a Member. The Offshore Feeder Fund is organized as an exempted limited duration company (“LDC”) in the Cayman Islands. The Offshore Feeder Fund has two members, the TEI Fund and the Adviser.  The Adviser holds only a nominal, non-voting, non-participating interest in the Offshore Feeder Fund.  The TEI Fund and the Adviser have delegated all management of the Offshore Feeder Fund to the TEI Fund, which is the managing member of the Offshore Feeder Fund. The Offshore Feeder Fund has no independent investment discretion or other decision-making capabilities, such decisions and discretion being made or exercised by the TEI Fund, which acts as its managing member, and effectively is controlled by the Board of the TEI Fund. As an LDC, the Offshore Feeder Fund offers its members limited liability and is treated as a corporation under the income taxation laws of the United States. Any income received by the Offshore Feeder Fund that would be UBTI if received directly by the TEI Fund or a TEI Eligible Investor will be income to the Offshore Fund subject to taxation in the Cayman Islands, which currently has no income, corporate, capital gains or other taxes in effect for the Offshore Feeder Fund, and will, subject to Cayman Islands law, be distributed to the TEI Fund as dividend income, which does not constitute UBTI when received by a TEI Eligible Investor. UBTI therefore will not flow through the Offshore Feeder Fund to Members of the TEI Fund.  Tax-Exempt Members of the TEI Fund thereby avoid UBTI, which would otherwise be taxable income despite their tax-exempt status.  The Offshore Feeder Fund may be subject to United States withholding and income tax with respect to its allocable share of certain income of the

Master Fund.  Although this does not result in the receipt of UBTI by TEI Eligible Investors, it affects the investment return of the Offshore Feeder Fund.  See “THE FUNDS – The Offshore Feeder Fund” and “TAXES” for more information.

ERISA Plans and Other Tax-Exempt Members

The Taxable Investor Fund is not designed for tax-exempt investors.  With respect to the TEI Fund, because the Master Fund, into which the TEI Fund invests substantially all of its investable assets through the Offshore Feeder Fund, invests in underlying Trusts that may use leverage, Tax-Exempt Members subject to the Employee Retirement Security Act of 1974, as amended (“ERISA”), and other Tax-Exempt Members ordinarily could incur income tax liability to the extent that the Master Fund’s transactions are treated as giving rise to UBTI.  The TEI Fund, however, because of its structure, should not pass UBTI on to its Members.  See “TAXES” and “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

The Investment Adviser

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  The Adviser is exempt from registering as a “commodity trading advisor” with the CFTC under CFTC Rule 4.14(a)(8), and the Fund and Master Fund each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.

The Adviser is responsible for identifying what it considers to be attractive investment opportunities and for day-to-day oversight of each Fund’s portfolio. Although the Adviser has not previously managed a registered fund, its investment personnel have experience managing funds of hedge funds.

Subject to policies adopted by the Board of the Funds and applicable law, the Adviser is responsible for the day-to-day management of the Master Fund and for the allocation of the Master Fund’s assets to various Trusts.  The Adviser’s investment professionals will devote such time to the ongoing operations of the Master Fund as they deem appropriate in order to implement and monitor their investment program.

See “THE ADVISER” for more information.

Management Fee

The Master Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding limited liability company interests (“Master Fund Interests”) of the Master Fund determined as of the last Business Day of that month (before any repurchases of Master Fund Interests).  “Business Day” means a day on which banks are ordinarily open for normal banking business in New York and Bermuda or such other day or days as the Board may determine in its sole and absolute discretion.  A portion of the Management Fee may be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Units.  See “FEES AND EXPENSES” for more information.

Investor Servicing Fee

Each Fund pays to the Adviser a quarterly Member servicing fee (an “Investor Servicing Fee”) equal to 0.75% (on an annualized basis) of such Fund’s  average month-end net assets during the applicable quarter, payable in arrears.  The Adviser pays such fee to broker-dealers and other financial intermediaries (“Intermediaries”) to compensate such Intermediaries for providing on-going investor services to their clients who are Members.  The Adviser or its affiliates also may pay additional compensation from their own resources to Intermediaries.

Administrative, Accounting, Custody, Transfer Agent and Registrar Services

PNC Global Investment Servicing Inc. (the “Administrator”) provides certain administrative services to the Fund, the Offshore Feeder Fund and the Master Fund.  PFPC Trust Company (the “Custodian”) serves as the Funds’, the Offshore Feeder Fund’s and the Master Fund’s custodian.  In consideration of these services, the Funds and the

Master Fund will pay the Administrator and the Custodian fees that are calculated as a percentage of assets (the “Administration Fee” and the “Custodian Fee,” respectively), determined as of the last Business Day of each calendar month and paid monthly.  Such fees will vary based on assets of the Funds.  The Funds will also, based upon their interest in the Master Fund, bear a proportionate interest in the Administration Fee and Custodian Fee paid by the Master Fund.  The principal business address of the Administrator is 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and the principal business address of the Custodian is 8800 Tinicum Blvd., Philadelphia, PA 19153.

The Adviser also acts in an administrative servicing role to the Funds, whereby it provides certain services to the Funds.  These services include, among others, certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian, which provide other administrative and custodial services to the Funds and Master Fund.  In consideration of the Funds’ investment in the Master Fund, to which the Adviser serves as investment adviser, the Funds and the Adviser have agreed that the Adviser will not receive compensation from the Funds for providing such certain services.

Each Fund will pay its start-up, offering and organizational expenses. These expenses include the cost of preparing this Memorandum and the Funds’ Limited Liability Company Agreements (the “LLC Agreements”), the expenses incurred in offering and selling Units, and other legal, accounting, and administrative expenses related thereto.  Organizational costs will be incurred as an expense at the time of commencement of operations, and remaining offering costs will be amortized over each Fund’s first 12 months of operation.  See “FEES AND EXPENSES” for more information.

Underlying Trust Fees

Each Fund, through the Master Fund, also indirectly bears fees and expenses as an investor in private investment funds.  Each series of each Trust will pay HFR a management fee, accrued monthly and paid quarterly.  The fee rate will vary and is expected to range from 1.10% to 2.60% annually of the net asset value of that series.  Additionally, HFR will generally receive an incentive allocation from each series of each Trust equal to 20% of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.  Net new appreciation of a series as of the end of a performance period is the excess of the net asset value of the series as of that day over the highest net asset value of the series as of the end of any previous performance period or the net asset value of the series on the date of its issuance.  The performance period for a Trust may be based on a calendar year or other period such as a calendar quarter.  Each Trust will issue units of beneficial interest in multiple series so as to facilitate the calculation of the incentive allocation.  These fees are also payable on redemption from a Trust.  HFR receives the fees and in turn compensates the Trading Managers of the Trusts.

HFR will receive an administrative services fee of 0.25% per annum from each Trust.  Each Trust will also incur transactional expenses, including brokerage costs and margin interest costs, and fees and expenses of its trustee, custodian, and administrator.  Because the fees and expenses reduce the net return to the Funds, a Member indirectly bears these transactional expenses and fees.

Investor Eligibility

Each investor in the Taxable Investor Fund or the TEI Fund will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of a Taxable Eligible Investor or TEI Eligible Investor, respectively.

Each investor in the Taxable Investor Fund or the TEI Fund must also certify that the Units subscribed for are being acquired directly or indirectly for the account of an “accredited investor,” as defined in Regulation D under the Securities Act of 1933, as amended (the “1933 Act”).  In addition, each TEI Eligible Investor must be either: (1) exempt from U.S. federal income taxation under the Code or (2) a non-“United States person” as defined in the Code.  After initial purchase, existing Members subscribing for additional Units in the Taxable Investor Fund or the TEI Fund will be required to verify their status as Taxable Eligible Investors or TEI Eligible Investors, respectively, at the time of the additional subscription.

The qualifications required to invest in the Funds appear in a subscription agreement (the “Subscription Agreement”) that must be completed by each prospective Member.  The Subscription Agreement is attached to this Memorandum as Appendix B. See “SUBSCRIPTIONS FOR UNITS — Member Qualifications” and Appendix B hereto for more information.

Member Suitability

An investment in a Fund involves substantial risks. It is possible that a Member may lose some or all of the Member’s investment. Before making an investment decision, a prospective Member and/or a prospective Member’s adviser should (i) consider the suitability of this investment with respect to the prospective Member’s personal investment objectives and individual situation and (ii) consider factors, such as the prospective Member’s personal net worth, income, age, risk tolerance and liquidity needs. See “RISK FACTORS” for more information.

Short-term prospective Members, prospective Members with immediate liquidity needs and prospective Members who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in a Fund should not invest in that Fund.

Borrowing and Use of Leverage

None of the Funds, the Offshore Feeder Fund or the Master Fund intend to borrow money for investment purposes. The Master Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Trusts).  Borrowing may also be used by the Master Fund for cash management purposes, such as to pay miscellaneous expenses as they arise. All borrowings by the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act.  However, certain Trading Managers borrow money, trade securities or futures on margin or leverage their investments through various means. Trust borrowing is not subject to the limits of the 1940 Act.  See “INVESTMENT PROGRAM OF THE FUNDS — Leverage” for more information.

The Offerings

The placement agents for each Fund are Wells Fargo Advisors, LLC and Wells Fargo Advisors Financial Network, LLC (“Placement Agents”). Investors will be assessed a placement fee (“Placement Fee”) on subscriptions in the amount of 2.00% on the first $500,000 subscribed for in the Funds, 1.00% on the next $500,000 subscribed for in the Funds, and 0.50% on any amount over $1,000,000 subscribed for in the Funds.  Subsequent subscriptions by a Member will be subject to the Placement Fee; however, prior subscriptions in either Fund or any other investment product managed by WFAAM will be taken into account when calculating the Placement Fee breakpoints.  The Placement Fee may be waived in certain circumstances for certain investors, including but not limited to where the Placement Agents or one of their affiliates is acting as a fiduciary or agent for the investor, and for all officers and employees of the Adviser or its affiliates.  The Funds in the future may engage additional placement agents.

The Adviser or its affiliates also may pay from their own resources (including from fees attributable to the Funds) additional compensation to the Placement Agents, to other of its affiliates, and to Intermediaries, in connection with subscriptions for and/or placement of Units or servicing of Members.  Intermediaries and their personnel (who themselves may receive all or a substantial part of the relevant payments) may receive greater compensation in connection with subscriptions for Units than they would have received in connection with subscriptions for shares of other investment funds.  A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his, her or its Intermediary directly.  Prospective investors also should be aware that these payments could create incentives on the part of an Intermediary to view a Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments. Such payments may be different for different Intermediaries.  See “DISTRIBUTION ARRANGEMENTS” for more information.

Subsequent to the initial offering, it is expected that Units of each Fund will be offered and may be purchased as of the opening of business on the first Business Day of each month or at such other times as may be determined by that Fund’s Board.  The Board of each Fund may discontinue accepting subscriptions at any time.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted.  The minimum initial investment in a Fund is $50,000.  However, the minimum initial investment in a Fund from an investor who subscribes for Units via a batched or grouped electronic submission to the Administrator is reduced to $25,000.  The minimum additional investment is $10,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Units.

Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction, nor is any such registration contemplated.

See “SUBSCRIPTIONS FOR UNITS — Subscription Terms” and “DISTRIBUTION ARRANGEMENTS” for more information.

Closed-End Fund Structure:  Limited Liquidity and Transfer Restrictions

The Funds and the Master Fund have been organized as non-diversified closed-end management investment companies. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that closed-end fund shareholders do not have the right to redeem their shares on a daily or other basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities.  However, Trust investments are generally illiquid. For this reason, the Funds and the Master Fund are organized as closed-end funds.  See “RISK FACTORS” for more information.

The Funds will not list the Units on any securities exchange, and it is not expected that any secondary market will develop for the Units. Members will not be able to redeem their Units because the Funds are closed-end funds. In addition, Units are subject to significant transfer restrictions. Members should not expect that they will be able to transfer Units. As described below, however, in order to provide a limited degree of liquidity, the Funds will consider whether to conduct quarterly repurchase offers for their outstanding Units. An investment in a Fund is suitable only for Members who can bear the risks associated with the limited liquidity of the Units. Purchases of Units should be viewed as long-term investments. See “RISK FACTORS — Principal Risk Factors Relating to the Funds’ Structure — Limited Liquidity” and “RISK FACTORS — Principal Risk Factors Relating to the Trusts — Illiquid Investments” and “— Restricted Securities” for more information.

The Master Fund may make additional investments in or effect withdrawals from the Trusts only at certain specified times. The Master Fund, and in turn the Funds, may not be able to withdraw an investment in a Trust promptly after they have made a decision to do so, which may result in a loss and adversely affect the Master Fund’s investment return.

Tender Offers and Other Repurchases of Units by the Fund

Because the Funds are closed-end funds, Members do not have the right to require a Fund to redeem any or all of its Units. To provide a limited degree of liquidity to Members, a Fund may from time to time offer to repurchase Units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of the applicable Fund, in its sole discretion. In determining whether a Fund should offer to repurchase Units, the applicable Board will consider a variety of operational, business and economic factors.  The Adviser expects to recommend that the Boards authorize the Funds to ordinarily offer to repurchase Units from Members quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).  The Adviser currently expects that it will recommend to the Boards that the Funds make their initial offer to repurchase Units from Members with a valuation date of December 31, 2010.  Consistent with their duties to all investors and treatment of the Funds as partnerships under the federal taxation laws, the Boards intend to accommodate requests to repurchase Units.  See “REPURCHASES AND TRANSFERS OF UNITS” for more information.

Each Fund’s assets consist primarily of interests in the Master Fund.  With respect to the TEI Fund, these interests are held through the Offshore Feeder Fund.  In order to finance the repurchase of Units pursuant to the tender offers, a Fund may find it necessary to liquidate a portion of its interest in the Master Fund. The TEI Fund controls the Offshore Feeder Fund and, because interests in the Master Fund may not be transferred, the TEI Fund may withdraw a portion of its interest only pursuant to repurchase offers by the Master Fund made to the Offshore Feeder Fund and a distribution from the Offshore Feeder Fund to the TEI Fund of the proceeds.  Similarly, the Taxable Investor Fund may withdraw a portion of its interest with the Master Fund only pursuant to repurchase offers by the Master Fund.  Each Fund will not conduct a repurchase offer for Units unless the Master Fund simultaneously conducts a repurchase offer for the Master Fund’s interests. The Master Fund Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Funds to meet their obligations under their repurchase offers. However, there are no assurances that the Master Fund Board will, in fact, decide to undertake such a repurchase offer. A Fund cannot make a repurchase offer larger than its proportionate share of a repurchase offer made by the Master Fund, based on its percentage ownership of the Master Fund. The Master Fund will make repurchase offers, if any, to all of its members, including the Funds (in the case of the TEI Fund, through the Offshore Feeder Fund), on the same terms. This practice may affect the size of the Master Fund’s offers. Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase and the Board does not increase the offer, the applicable Fund will repurchase only a pro rata portion of the Units tendered by each Member. In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum capital account balance equal to such amount as may be fixed from time to time by the applicable Board, currently $25,000.  Each Fund maintains the right to reduce the portion of Units to be repurchased from a Member so that the required minimum capital account balance is maintained or to repurchase all of the tendering Member’s Units.

Each Fund has the right to repurchase Units of Members if the applicable Board determines that the repurchase is in the best interest of that Fund or upon the occurrence of certain events specified in the applicable LLC Agreement, including, but not limited to, Members’ attempted transfers in violation of the transfer restrictions described above. See “REPURCHASES AND TRANSFERS OF UNITS — No Right of Redemption” and “— Repurchases of Units” for more information.

The Trusts may be permitted to distribute securities in-kind to investors making withdrawals of capital.  Upon the Master Fund’s withdrawal of all or a portion of its interest in a Trust, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause the Master Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund’s portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of its interests held by investors.

Distribution Policy

Neither Fund presently intends to make periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the applicable Fund’s Board. Whether or not distributions are made, Members will be required each year to pay any applicable taxes. See “TAXES” for more information.

Allocation of Profit and Loss

The net profits or net losses of a Fund (including, without limitation, net realized gains or losses and the net change in unrealized appreciation or depreciation of securities positions) will be reflected in the net asset value per Unit on an ongoing basis. See “UNITS AND CAPITAL ACCOUNTS — Allocation of Net Profits and Losses” for more information.

Provision of Tax Information to Members

A Fund will file an annual partnership information return with the Internal Revenue Service (“Service”) reporting the results of its operations.  After the end of each calendar year, a Fund will distribute to its Members federal income tax information reasonably necessary to enable each Member to report its distributive share of that Fund’s partnership items.  Each Member of a Fund must treat partnership items reported on that Fund’s returns consistently on the Member’s own returns, unless the Member files a statement with the Service disclosing the inconsistency.  The Trusts have elected to be classified as partnerships for U.S. federal tax purposes.  The Funds anticipate sending Members a semi-annual report and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. See “Fiscal Year” below.

Taxation

Each Fund intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes.  The Funds should not be subject to U.S. federal income tax, and each Member will be required to report on its own annual tax return, to the extent required, the Member’s distributive share of the applicable Fund’s taxable income or loss.  If a Fund were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of that Fund would be subject to corporate income tax and any distributions of profits from that Fund would be treated as dividends.  To the extent that legislative or regulatory changes are made to the taxation regime for tax-exempt partners regarding UBTI, or to the taxation of widely-held partnerships, there is a risk that the TEI Fund could no longer be able to fulfill its intended function.  See “TAXES” for more information.

Fiscal Year

The fiscal year of each Fund shall end on January 31, with the taxable year ending on December 31.

Risk Factors

The purchase of Units is a speculative investment, entails significant risk and should not be considered a complete investment program.  An investment in a Fund provides for only limited liquidity and is suitable only for persons who can afford to lose the entire amount of their investment.  There can be no assurance that the investment strategy employed by the Adviser or the Trading Managers will be successful.

The following is a brief summary of risk factors associated with an investment in the Funds and is not intended to be complete.  For more information, see “RISK FACTORS.”

Limited Liquidity.  The Funds are closed-end management investment companies designed primarily for long-term investment and are not intended to be trading vehicles. Units are not readily marketable, and Members must be prepared to hold Units for an indefinite period of time.  Because each Fund is a closed-end management investment company, Units in a Fund may not be redeemed.

Investment Strategies.  The success of each Fund depends on WFAAM’s ability to select and allocate among individual investment strategies and Trusts and other private investment funds, HFR’s maintenance of its Trust platform, and each Trading Manager’s ability to select individual securities, to correctly interpret market data, predict future market movements and otherwise implement its investment strategy.

Changes in Investment Strategies.  Subject to oversight of the applicable Board, WFAAM has discretion to expand, revise or contract certain investment strategies of a Fund without the consent of its Members.  Any such decision to engage in a new activity or alter a Fund’s existing investment strategies could result in the exposure of the Fund’s capital to additional risks that may be substantial.

Conflicts of Interest.  Each Trading Manager renders advisory services to a number of persons including corporations, trusts and individuals.  Accordingly, a Trading Manager’s activities on behalf of other clients may from time to time disadvantage its Trust, such as the inability of the market to fully absorb orders for the purchase or sale of particular investments placed by the Trading Manager for its Trust and other accounts at prices and in quantities that would be obtainable if the same were being placed only by the Trust.

Investment Risks in General. Each Fund will engage in highly speculative investment strategies through its investment in the Trusts.  The prices of securities and derivatives instruments in which the Trusts will invest may be volatile.

Borrowing and Use of Leverage.  The use of leverage, which can be described as exposure to changes in price at a ratio greater than 1:1 in reference to the amount invested, magnifies both the favorable and unfavorable effects of price movements in the investments made by a Trust, which may subject the Members of a Fund to substantial risk of loss.

Layering of Fees.  The Funds’ and Master Fund’s fees and expenses, including the management fees payable to the Adviser, may result in greater expense than would be associated with direct investments in the Trusts.

Limited Operating History.  While the Master Fund has an operating history, the Funds do not have an operating history.

Investments in Other Funds. The Master Fund invests in the Trusts, and the Adviser has no control of, and exercises no influence over, the trading policies or strategies of the Trusts or Trust brokerage arrangements or operations.

Ability to Concentrate.  Concentration may create the risk that the Master Fund could change in value suddenly based on potential exposure of a significant amount of assets to a limited area of investment.

Allocation Among Trading Managers.  Each Fund’s success may depend, therefore, not only on the Trading Managers the Adviser has selected for the Master Fund and the Adviser’s ability to allocate the assets of the Master Fund successfully among those Trading Managers, but also on the Adviser’s ability to select new Trusts.

Tax Risks.  Special tax risks are associated with an investment in the Funds. There can be no assurance that the position of the Funds relating to the consequences of its investment transactions will be accepted by the tax authorities. See “TAXES” for more information.

Changes in United States and/or Cayman Islands Law.  If there are changes in the laws of the United States, under which the Funds are organized, and/or the Cayman Islands, under which the Offshore Feeder Fund is organized, so as to result in the inability of the Funds and/or the Offshore Feeder Fund to operate as set forth in this Memorandum, there may be a substantial effect on Members.

Temporary Defensive Positions. Each Fund and the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets as cash.  As a result, a Fund may not achieve its investment objective.

Other Investors in the Master Fund.  In the future, it is possible that other investors in the Master Fund potentially may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund, which may require a Fund to withdraw its investment in the Master Fund or take other appropriate action.

No Participation in Management.  A Member is not entitled to participate in the management of a Fund or the Master Fund, or in the conduct of their business, apart from the capacity to vote on certain matters (including the election of the applicable Board of Managers).

Substantial Repurchases.  Substantial repurchases of Units within a limited period of time could require the Master Fund to liquidate positions more rapidly than would otherwise be desirable.

Mandatory Repurchase.  Each Fund has the right to require the repurchase of a Member’s Units and thus the withdrawal of a Member subject to the limitations of the 1940 Act.  See “REPURCHASE AND TRANSFER OF UNITS — Mandatory Repurchase by the Funds” for more information.

Increase in Assets under Management.  As the Master Fund’s assets increase, more capital may be allocated to the Trading Managers in which it invests.  It is not known what effect, if any, this will have on the trading strategies utilized by the Trading Managers or their investment results.

Employee Benefit Plan Matters.  Most pension and profit sharing plans are subject to provisions of the Code, ERISA, or both, which may be relevant to a decision as to whether such a prospective Member should invest in the TEI Fund. See “TAXES” and “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

Custody Risk.  The Trusts are not required to, and may not, hold custody of their assets in accordance with the requirements of the 1940 Act and the rules thereunder. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Trusts have placed their assets could impair the operational capabilities or the capital position of the Trusts and may, in turn, have an adverse impact on the Funds, the Offshore Feeder Fund and the Master Fund.

Valuation and Estimates.  The Master Fund has limited ability to assess the accuracy of the valuations received from the Trusts with which the Master Fund invests.  See “CALCULATION OF NET ASSET VALUE” for more information.

Non-Diversified Status.  Each Fund is a “non-diversified” investment company. The portfolio of a Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.

Reliance on Management.  All decisions regarding the management and affairs of each Fund will be made exclusively by WFAAM as the investment adviser of the Funds, subject to Board oversight.  WFAAM invests substantially all of the Master Fund’s assets in the Trusts.

Investment Fund Risk. In addition to the above risks of the Funds, investors are subject to the risks of the private investment funds in which the Master Fund may invest, including the Trusts.  There are many risks associated with such investments, including that the Master Fund could lose all or part of its investment.  Please see and read “RISK FACTORS – Principal Risks Relating to the Trusts” carefully.

Prospective investors in the Funds should review carefully the discussion under the captions “RISK FACTORS” for a more complete description of the risks associated with investment in the Funds.

SUMMARY OF FEES AND EXPENSES

The following Fee Table and Examples summarize the estimated aggregate expenses of each Fund (and of the Offshore Feeder Fund and Master Fund), and are intended to assist prospective Members in understanding the anticipated costs and expenses that they will bear directly or indirectly by investing in a Fund.  The expenses associated with investing in a fund of hedge funds, such as the Master Fund, are generally higher than those associated with other types of funds that do not invest primarily in hedge funds.  This is because funds of hedge funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying hedge fund level (i.e., the Trust level).  Consequently, investors in the Funds, through the Master Fund, pay more than one layer of fees.

	Taxable Investor Fund	TEI Fund
Member Transaction Expenses
Sales Load (as a percentage of the offering price per Unit) (1)	2.00%	2.00%
Annual Expenses (as a percentage of net assets attributable to Units)
Management Fees	1.25%	1.25%

Other Expenses (2)	0.93%	1.65%
Acquired Fund (Trust) Fees and Expenses (3)(4)	6.37%	6.56%
Fee Waiver and/or Expense Reimbursement (5)	(0.10%)	(0.86%)
Total Annual Expenses (6)	8.45%	8.60%

(1) Investors will be assessed a placement fee (“Placement Fee”) on subscriptions in the amount of 2.00% on the first $500,000 subscribed for in the Funds, 1.00% on the next $500,000 subscribed for in the Funds, and 0.50% on any amount over $1,000,000 subscribed for in the Funds.  Subsequent subscriptions by a Member will be subject to the Placement Fee; however, prior subscriptions in either Fund or any other investment product managed by WFAAM will be taken into account when calculating the Placement Fee breakpoints.  The Placement Fee may be waived in certain circumstances for certain investors, including but not limited to where the Placement Agents or one of their affiliates is acting as a fiduciary or agent for the investor, and for all officers and employees of WFAAM or its affiliates. A portion of the Management Fee may also be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Units.

(2) “Other Expenses” are estimated for the Taxable Investor Fund and the TEI Fund based on estimated first year average net assets of $50 million and $10 million respectively, and represent the anticipated expenses for the first year of the Funds’ operations.  Such Fund expenses include the Investor Servicing Fee of 0.75%, on an annualized basis, and other expenses that each Fund will bear directly, including custody fees and expenses, accounting and professional fees and other expenses, including, without limitation, the Administration Fee.  See “FEES AND EXPENSES — Administrative, Accounting, Custody, Transfer Agent and Registrar Services” for more information.  Each Fund will also bear its pro rata share of the Master Fund’s expenses.  See the footnote (3) below accompanying “Acquired Fund (Trust) Fees and Expenses.”

(3) Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund as an investor in the Trusts.  The “Acquired Fund (Trust) Fees and Expenses” disclosed above includes the fees and expenses of the Master Fund as well as the Trusts.  The “Acquired Fund (Trust) Fees and Expenses” are based on historic earnings of the Trusts, which may (and which should be expected to) change substantially over time and, therefore, significantly affect Acquired Fund (Trust) Fees and Expenses.  In addition, the Trusts held by the Master Fund will also change, further impacting the calculation of the Acquired Fund (Trust) Fees and Expenses.  Each series of each Trust will pay a management fee, accrued monthly and paid quarterly.  The fee rate will vary and is expected to range from 1.10% to 2.60% annually of the net asset value of that series.  Additionally, HFR will generally receive an incentive allocation from each series of each Trust equal to 20% of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.  Net new appreciation of a series as of the end of a performance period is the excess of the net asset value of the series as of that day over the highest net asset value of the series as of the end of any previous performance period or the net asset value of the series on the date of its issuance.  The performance period for a Trust may be based on a calendar year or other period such as a calendar quarter.  Each Trust will issue units of beneficial interest in multiple series so as to facilitate the calculation of the incentive allocation.  These fees are also payable on redemption from a Trust.  Each Trust also pays an administrative services fee of 0.25% per annum.  Each Trust will also incur transactional expenses, including brokerage costs and margin interest costs, and fees and expenses of its trustee, custodian, and administrator.  Because the fees and expenses reduce the net return to the Funds, a Member indirectly bears these transactional expenses and fees.

(4) The Acquired Fund (Trust) Fees and Expenses include the Funds’ share of operating expenses and performance-based incentive allocations of the Trusts in which the Master Fund invests as well as the Funds’ pro rata share of the operating expenses borne directly at the Master Fund level (management fees, administration fees, custodial fees, professional fees, interest expense and other operating expenses).  Of the total estimated 6.37% and 6.56% of Acquired Fund (Trust) Fees and Expenses with respect to the Taxable Investor Fund and the TEI Fund, respectively, approximately 0.57% and 0.76% represent each Fund’s pro rata share of costs incurred directly by the Master Fund, with the remaining approximately 5.80% representing costs incurred at the Trust level, which consists of approximately 1.61% in management fees, approximately 0.69% in other expenses (trading, etc.) and approximately 3.50% in incentive allocations.

(5)  Under the Expense Limitation Agreement, the Adviser has contractually agreed to limit total annualized expenses of each Fund, including each Fund’s proportionate share of expenses allocated from the Master Fund

(exclusive of borrowing and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Funds’ business) to 2.65% for the Taxable Investor Fund and 2.80% for the TEI Fund, through the later of June 30, 2011 or 12 months after commencement of fund operations.  The expenses of each Fund, after application of the Expense Limitation Agreement, will not reflect the Trust portion of Acquired Fund (Trust) Fees and Expenses shown above, and will exclude the Master Fund’s borrowing and investment-related costs (if any) as well as any of the above extraordinary costs.  Actual Fund expenses could be higher in the absence of the Adviser’s contractual limitation.  The Adviser is permitted to recover from a Fund expenses it has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that a Fund’s expenses fall below the annual rates set forth in any applicable Expense Limitation Agreement.  A Fund, however, is not obligated to pay any such amount more than three years after the end of the fiscal year in which the Adviser deferred a fee or reimbursed an expense.  Any such recovery by the Adviser will not cause a Fund to exceed the annual limitation rate set forth above in the period in which the Adviser is reimbursed.

(6) The “Total Annual Expenses” disclosed above differ significantly from the ratio of expenses to average net assets (Fund expense ratio) that will be included in the financial statements in the Funds’ respective annual reports because the financial statements will depict the respective Funds’ expenses and do not include the portion of Acquired Fund (Trust) Fees and Expenses that represent costs incurred at the Trust level, as required to be disclosed in the above table.

For a more complete description of the various fees and expenses of each Fund, see “FEES AND EXPENSES.”

Example

The Example assumes (i) a $1,000 investment in a Fund for the time periods indicated, (ii) a 5% return each year and (iii) assumes each Fund’s operating expenses remain the same.

Although actual costs may be higher or lower, based on these assumptions, a prospective Member would pay the following expenses if the Member subsequently tendered for repurchase its Units in full at the end of those periods:

Example	Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
A prospective Member would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods
Taxable Investor Fund.....................	$84	$245	$394	$725
TEI Fund............................................	$86	$249	$400	$733

The purpose of the Example is to assist a prospective Member in understanding the various costs and expenses that a Member of a Fund will bear directly or indirectly. The Example is based on the fees and expenses set forth above and should not be considered a representation of future expenses.  Actual expenses may be higher or lower than those shown.  Moreover, the rate of return of a Fund may be greater or less than the hypothetical 5% return used in the Example.  A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by a Fund.  The Example is based on a Fund’s total annual expenses.  For more complete descriptions of various costs and expenses, see “FEES AND EXPENSES.”

THE FUNDS

General

Each Fund is a newly formed Delaware limited liability company registered under the 1940 Act, as a closed-end management investment company.  Each Fund is classified as a non-diversified investment company under the 1940 Act.  Each Fund is a feeder fund that invests substantially all of its assets directly or indirectly in the Master Fund, which invests in private investment funds, and presently in the Trusts.  The Taxable Investor Fund is designed solely for taxable investors.  The TEI Fund is designed solely for investment by investors who are exempt from U.S. federal income taxation under the Code or who are non-United States persons.  Each Fund was organized as a limited liability company under the laws of Delaware on May 14, 2010 and has no operating history.  Eligible Investors who purchase Units of a Fund and other persons who acquire Units and are admitted to a Fund by the applicable Board of Managers, will become Members of the Fund.

Each Fund acts as a feeder fund. The Taxable Investor Fund directly invests substantially all of its investable assets in the Master Fund.  The TEI Fund invests substantially all of its investable assets in the Offshore Feeder Fund, which is a Cayman Islands exempted limited duration company with the same investment objective as the TEI Fund. The Offshore Feeder Fund, in turn, invests substantially all of its investable assets in the Master Fund. The Master Fund is a registered investment company with the same investment objective as the Offshore Feeder Fund and the Funds.  The Offshore Feeder Fund serves solely as an intermediate entity through which the TEI Fund invests in the Master Fund.  The Offshore Feeder Fund makes no independent investment decisions and has no investment or other discretion over its investable assets, such decisions and discretion being made or exercised by the TEI Fund, which acts as its managing member. The Offshore Feeder Fund is treated as a corporation under income taxation laws of the United States. The above structure, as discussed in this Memorandum, enables certain Tax-Exempt Members to invest in the TEI Fund without receiving certain income in a form that would otherwise be taxable to such Members regardless of their tax-exempt status.

The Funds and the Master Fund will have their principal offices c/o WFAAM, 333 Market Street, 29th Floor, San Francisco, CA 94105, or at such other place as may be designated from time to time by the applicable Board.  The Adviser’s telephone number is (415) 371-4000. Investment advisory services are provided to the Master Fund by WFAAM pursuant to an investment advisory agreement dated July 31, 2008 (the “Advisory Agreement”).  Responsibility for monitoring and overseeing each Fund’s management and operation is vested in the individuals who serve on the each Fund’s Board. See “MANAGEMENT – The Boards of Managers of the Funds and the Master Fund” for more information.  The Master Fund Board has responsibility for monitoring and overseeing the Master Fund’s investment program.  The Master Fund Board has delegated to the Adviser its powers to the extent necessary for the Master Fund Board to carry out its oversight obligations as may be required by the 1940 Act, state law or other applicable laws or regulations.

The Taxable Investor Fund may withdraw all or part of its assets from the Master Fund if the Taxable Investor Fund’s Board determines that it is in the best interest of the Taxable Investor Fund to do so, provided that the Master Fund permits the Taxable Investor Fund to tender for repurchase its interest.  Similarly, the TEI Fund may withdraw all or part of its assets from the Offshore Feeder Fund and thereby the Master Fund if the TEI Fund’s Board determines that it is in the best interest of the TEI Fund to do so, provided that the Master Fund permits the TEI Fund to tender for repurchase its interest, held by through the Offshore Feeder Fund.  In the event that a Fund withdraws all or part of its assets from the Master Fund, that Fund’s Board would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining the Adviser or another investment adviser to manage such Fund’s assets in accordance with its investment objective.  A Fund’s investment performance may be affected by a withdrawal of its assets from the Master Fund (or the withdrawal of assets of the other Fund or any other member in the Master Fund).  Contributions of assets may also affect a Fund’s investment performance.

The Offshore Feeder Fund

The Offshore Feeder Fund is not registered under the 1940 Act. The Offshore Feeder Fund serves as an intermediate entity through which the TEI Fund invests in the Master Fund. The Offshore Feeder Fund makes no independent investment decisions and has no investment or other discretion over its assets, such decisions and discretion being made or exercised by the TEI Fund, which acts as its managing member.

The Offshore Feeder Fund is treated as a corporation for United States income taxation purposes whereby income that might otherwise constitute UBTI generated by the investment activities of the Master Fund (and the Trusts) is not ultimately passed through to Members. The Offshore Feeder Fund is organized under the laws of the Cayman Islands as an exempted limited duration company (“LDC”) and is treated as a corporation for United States income taxation purposes. An LDC organized in the Cayman Islands offers limited liability to its members. Generally, such an entity may only carry on activities in the Cayman Islands in furtherance of its overseas (non-Cayman Islands) activities. The Offshore Feeder Fund has a limited duration of 30 years, as required by Cayman Islands law, and has two members, the TEI Fund, which serves as the managing member, and the Adviser, which holds only a nominal, non-voting, non-participating interest in the Offshore Feeder Fund. The TEI Fund and the Adviser have delegated all day-to-day management and general oversight responsibilities of the Offshore Feeder Fund to the TEI Fund. Therefore, all decisions involving the Offshore Feeder Fund are effectively controlled by the TEI Fund’s Board.  The TEI Fund has delegated day to day responsibilities (but not oversight) to the TEI Fund’s Adviser. The Offshore Feeder Fund does not have any members other than the TEI Fund and the Adviser.

The Master Fund

The Master Fund is a Delaware limited liability company and has been registered as an investment company under the 1940 Act since August 1, 2008.  The Master Fund is a closed-end management investment company.

The Master Fund is the successor to a private fund, which utilized a multi-strategy investment approach substantially the same as the Master Fund from the private fund's establishment in 2001 until July 31, 2008.  Pursuant to a multi-step reorganization transaction, on July 31, 2008, the private fund was reorganized into a newly formed master-feeder structure in which the Master Fund assumed the private fund's portfolio, except for assets restricted for liquidation purposes or forced redemptions, with the private fund's investors becoming investors in a registered investment company that acts as a feeder fund investing into the Master Fund.  WFAAM was the investment adviser to the private fund and manages the Master Fund in a manner substantially the same as it managed the private fund.  Accordingly, by the registered feeder funds investing substantially all of their respective investable assets in the Master Fund, each participates in the substantially similar investment management that the Adviser renders to the Master Fund and previously rendered to the private fund.  For information concerning the performance record of the private fund, see “APPENDIX C – RELATED PERFORMANCE.”

Structure

Each Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end management investment company. Private investment funds, such as the Trusts, are commingled investment pools that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as trusts, limited partnerships or limited liability companies, are usually compensated through asset-based fees and performance-based allocations. Registered closed-end management investment companies are typically organized as corporations, business trusts, limited liability companies or limited partnerships. These registered companies impose relatively modest minimum investment requirements and offer their shares to a broad range of investors. The investment advisers to registered closed-end management investment companies are typically compensated through asset-based (but not performance-based) fees.

Each Fund is similar to a private investment fund in that, through each Fund’s investment in the Master Fund, it will be actively managed and Units will be sold to Eligible Investors.  In addition, Trading Managers and HFR will be entitled to receive performance-based compensation. Unlike many private investment funds, however, each Fund, as a registered closed-end management investment company, can offer Units without limiting the number of Eligible Investors that can participate in its investment program. Although registered under the 1940 Act, Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction, nor is any such registration contemplated. The Master Fund will not register its interests under the 1933 Act, or the securities laws of any state or any other jurisdiction. The structure of the Funds is designed to permit Members to participate in an investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Funds to the limitations on the number of investors faced by many of those funds.  The TEI Fund also provides TEI Eligible Investors access to the Master Fund, without incurring UBTI, through use of the interpositioned Offshore Feeder Fund.

USE OF PROCEEDS

The Adviser anticipates that each Fund will commence operations shortly following May 25, 2010.  Each Fund will commence operations only upon acceptance of initial investor subscription proceeds, which immediately will be fully invested in the Master Fund in accordance with the Funds’ investment objectives and policies.  The Funds may not commence operations, and thus may not accept any initial investor subscription proceeds, until sufficient subscription commitments are received to allow operation of the Funds in an economical manner, anticipated not to be longer than three months time.

INVESTMENT PROGRAM OF THE FUNDS

The Taxable Investor Fund directly invests substantially all of its investable assets in the Master Fund.  The TEI Fund invests substantially all of its investable assets in the Offshore Feeder Fund. The Offshore Feeder Fund, in turn, invests substantially all of its investable assets in the Master Fund. The Master Fund shares the same investment objective as the Funds and maintains broad exposure to the Trusts, consistent with the investment strategy ranges for the Master Fund.

The investment objective of the Funds and the Master Fund is non-fundamental and may be changed by the applicable Fund’s Board or the Master Fund Board, respectively.  The investment objective of the Offshore Feeder Fund is also non-fundamental and may be changed by the TEI Fund’s Board in the TEI Fund’s capacity as the managing member of the Offshore Fund.  Except as otherwise stated in this Memorandum, the investment policies and restrictions of the Funds, the Offshore Feeder Fund and the Master Fund are not fundamental.  The Funds’, the Offshore Feeder Fund’s and the Master Fund’s fundamental investment policies are listed below.  The Master Fund’s principal investment policies and strategies are discussed below.

Investment Objective

The investment objective of the Funds, the Offshore Feeder Fund and the Master Fund is to maximize total return while maintaining equity-like volatility and downside protection in declining markets to reward the investor with consistent yet outsized equity-like returns over longer investment time horizons.  The Funds’ overall volatility target is approximately 100% of the historic volatility of the S&P 500 Index.

WFAAM seeks to achieve each Fund’s investment objective by investing in a wide-ranging set of investment strategies and with a number of Trading Managers.  WFAAM intends to accomplish each Fund’s investment objective by investing directly or indirectly in the Master Fund, which presently invests in a number of the Trusts.  The Umbrella Trust serves as a transparency platform, which the Adviser believes provides a wide spectrum of investment strategies managed by numerous independent managers. The Trustee of the Umbrella Trust and each Trust is a wholly owned subsidiary of The Bank of N.T. Butterfield & Son Limited.  Each Trust is associated with a specific Trading Manager and strategy.  Each Trust pursues a distinct investment strategy under the direction of a Trading Manager.  There are approximately 60 Trusts at present, a number which is expected to vary over time.  WFAAM believes that this structure allows it carefully to construct and monitor the Master Fund’s portfolio while potentially moderating risk characteristics that are extraneous to each Trading Manager’s specific investment strategy.  The Master Fund may invest in private investment funds in addition to the Trusts.  Each Trust may have more than one class of units, but the Master Fund will only invest in a Trust or a class of a Trust that has elected to be classified for federal tax purposes as a partnership.

WFAAM actively allocates, and from time to time reallocates, the Master Fund’s assets among certain of the various Trusts.  The Master Fund invests in 28 Trusts at present.  This allocation and reallocation methodology takes into consideration certain market conditions that generally favor certain hedge strategies over others. The investment manager of the Umbrella Trust and each Trust is HFR, which is responsible for selecting the Trading Managers for the various Trusts on the platform of the Umbrella Trust.  HFR or its affiliates may have an ownership or other financial interest in the Trading Managers of certain Trusts.  Neither HFR nor the Trading Managers are affiliated with WFAAM or any of its affiliates.

Each Trust’s Trading Manager manages its assets in a separate account established for such Trust by HFR and controlled by the Trustee.  Each Trading Manager is restricted by the Trustee from removing assets from the account (closed system).  In addition, HFR will receive a record of all transactions in each separate account on a daily basis

(transparency) and will monitor trading activity to ensure that the investment parameters of each Trust are continually followed (daily risk monitoring).  In turn, WFAAM can determine the Master Fund’s portfolio makeup and position exposures. WFAAM believes that this “closed system transparency” offered by the Trusts potentially moderates risk characteristics that are extraneous to each Trading Manager’s specific investment strategy.

WFAAM performs diligence reviews on the Trading Managers prior to determining to invest in a Trust. WFAAM believes the Umbrella Trust platform creates efficiency for this function and also provides the following benefits, among others:  maintenance of the separate accounts; initial and continuing platform criteria for Trading Manager inclusion; ready availability of Trading Manager research material (including background check results, due diligence reports and performance profiles); access to portfolio analytics used for WFAAM’s investment review process; ready access for Trading Manager qualitative review by WFAAM; support for WFAAM’s calculations used in asset allocation and portfolio rebalancing; maintenance of an online access portal for delivery of Trading Manager and portfolio level information; risk metrics reporting, and daily performance estimates.

WFAAM intends to provide diversification across various investment strategies consistent with the investment strategy ranges for the Master Fund indicated in “– Strategy Allocations” below.  In doing so, the Master Fund may increase or decrease the number of investment strategies and/or Trading Managers receiving allocations (or change the allocation of Master Fund assets among existing investment strategies and/or Trading Managers).  WFAAM anticipates that the Master Fund will invest in approximately 4 to 8 investment strategies and in between 10 and 35 Trusts.  The Master Fund cannot, however, provide any assurance that the number of investment strategies and/or Trading Managers will remain at any particular level.

Generally, the Trading Managers’ activities may involve investing in, holding, selling, and trading any investment instruments, including stocks, bonds, warrants, notes, debentures (whether subordinated, convertible, or otherwise), money market funds, commercial paper, certificates of deposit, and governmental obligations (or the obligations of any instrumentality thereof), whether publicly offered or pursuant to private placements (collectively, “Securities”), and options, forward currency contracts, swaps, caps, floors, collars, and other over-the-counter (“OTC”) derivatives in connection therewith.

WFAAM reserves the right to retain assets at the Master Fund level and to invest assets of the Master Fund in Securities and assets other than the Trusts.  Although WFAAM presently intends to invest substantially all of the Master Fund’s assets in the Trusts, WFAAM will provide prior notice to the Members of a Fund if WFAAM intends, for a period of at least 30 days, to invest less than 50% of the Master Fund’s net assets in the Trusts.

None of the Funds, the Offshore Feeder Fund or the Master Fund intend to borrow money for investment purposes. The Master Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Trusts).  Borrowing may also be used by the Master Fund for cash management purposes, such as to pay miscellaneous expenses as they arise. All borrowings by the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act.  However, certain Trading Managers borrow money, trade securities or futures on margin or leverage their investments through various means. Trust borrowing is not subject to the limits of the 1940 Act.

WFAAM intends to use proprietary analytical and optimization techniques to create combinations of strategies and Trading Managers that will seek to achieve the risk and return objectives indicated above, but cannot guarantee that the return or volatility objectives will be met.  In addition, there can be no assurance that a Fund or the Master Fund will achieve its investment objective or avoid substantial losses.  An investor should not make an investment in a Fund with the expectation of sheltering income or receiving cash distributions.  Investors are urged to consult with their personal advisers in connection with any investment in a Fund.

It is expected that the Trusts in which the Master Fund invests will not be registered under the 1940 Act.

The Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets as cash.  The Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.

The Master Fund may invest in Trusts that purchase and sell futures contracts and options on futures contracts. The Adviser is exempt from registering as a “commodity trading advisor” with the CFTC under CFTC Rule 4.14(a)(8), and the Funds and Master Fund each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.

EACH FUND’S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS.  THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF A FUND, THE MASTER FUND OR ANY TRUST WILL BE ACHIEVED OR THAT A FUND’S INVESTMENT PROGRAMS WILL BE SUCCESSFUL.  IN PARTICULAR, USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY TRADING MANAGERS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO A FUND.  INVESTORS SHOULD CONSIDER A FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED.  INVESTORS IN A FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

Investment Strategies

The following summaries are intended to categorize certain of the investment strategies represented by the Trading Managers to be considered by WFAAM.  The summaries are solely representative and should not be understood to characterize or limit the investment strategies available to the Master Fund, including investing in private investment funds other than the Trusts.  WFAAM intends, from time to time, to reallocate investments among the investment strategies described below and other investment strategies that may or may not fall within the scope of the discussion below.  The Master Fund also has the ability to concentrate investment at times in Trusts and other private investment funds that invest in a certain industry.  Except as noted below under “— Strategy Allocations,” the Master Fund may invest in each of the following investment strategies.

Convertible Arbitrage.  “Convertible arbitrage” involves hedging market risk by taking offsetting positions, often in different securities, of the same issuer.  A Trading Manager may, in an effort to capitalize on relative pricing inefficiencies, purchase long positions in convertible securities, generally convertible bonds or warrants, and hedge a portion of the equity risk by selling short the underlying common stock.  A Trading Manager may also seek to hedge interest rate exposure under some circumstances.  For example, a Trading Manager can be long convertible bonds and short the underlying issuer’s equity.  Timing may be linked to a specific event relating to the underlying company, or a belief that a relative mispricing exists between the corresponding securities.  This strategy focuses on obtaining returns with low or no correlation to both the equity and bond markets.  This strategy’s expected volatility is low.

Distressed Securities.  “Distressed securities” Trading Managers invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation.  Distressed securities Trading Managers invest primarily in securities and other obligations of companies that are encountering significant financial or business difficulties, including companies that (1) may be engaged in debt restructuring or other capital transactions of a similar nature when they are not debtors under the protection of the Federal Bankruptcy Court, (2) are debtors under the protection of the Federal Bankruptcy Court,  (3) are experiencing poor operating results as a result of unfavorable operating conditions, over-leveraged capital structure, catastrophic events, extraordinary write-offs or special competitive or product obsolescence problems, or (4) are insolvent.  These Trading Managers will seek profit opportunities arising from inefficiencies in the market for such securities and other obligations.

Negative events, and the subsequent announcement of a proposed restructuring or reorganization to address the problem, may create a severe market imbalance as some holders attempt to sell their positions at a time when few investors are willing to purchase the securities or other obligations of the troubled company.  If a Trading Manager believes that a market imbalance exists and the securities and other obligations of the troubled company may be purchased at prices below the value of such securities or other obligations under a reorganization or liquidation analysis, the Trading Manager may purchase the securities or other obligations of the company.  Profits from this strategy are expected to result if the Trading Manager correctly values the security in comparison to the market’s valuation.  Results are generally not dependent on the direction of the markets, and have a low to moderate expected volatility.

Equity Hedge. “Equity hedge,” also known as long/short equity, combines core long holdings of equities with short sales of stock, or stock indices, or derivatives related to the global equity markets.  Net exposure of equity hedge portfolios may range anywhere from net long to net short depending on market conditions.  These Trading Managers generally increase net long exposure in bull markets and decrease net long exposure or may even be net short in bear markets.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general stock market decline.  Purchased stock index put options are also often used as a hedge against market risk.  In a rising market, equity hedge Trading Managers expect their long holdings to appreciate more than the market and their short holdings to appreciate less than the market.  Similarly, in a declining market, they expect their short holdings to fall more rapidly than the market falls and their long holdings to fall less rapidly than the market.

Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.  The source of return on the equity hedge strategy is similar to that of traditional stock picking trading strategies on the upside, but it uses short selling and hedging to attempt to outperform the market on the downside.

This strategy greatly reduces market risk, but effective stock analysis and stock picking is essential to obtaining meaningful results.  The volatility of this investment strategy is expected to be lower than that of the overall stock market.

Some hedged equity Trading Managers are “value” oriented, while others are “growth” oriented.  In addition, some Trading Managers can be further distinguished by industry or sector concentration, geographical concentration, or capitalization specialization.

Equity Market Neutral.  “Equity market neutral” strategies strive to generate consistent returns in both up and down markets by selecting positions with a total net exposure of zero.  Trading Managers will hold a large number of long equity positions and an equal, or close to equal, dollar amount of offsetting short positions for a total net exposure close to zero.  A zero net exposure is referred to as “dollar neutrality” and is a common characteristic of all equity market neutral Trading Managers.  By taking long and short positions in equal amounts, an equity market neutral Trading Manager seeks to neutralize the effect that a systematic change will have on values of the stock market as a whole.

Some, but not all, equity market neutral Trading Managers will extend the concept of neutrality to risk factors or characteristics such as beta, industry, sector, investment style and market capitalization.  In all equity market neutral portfolios, stocks expected to outperform the market are held long, and stocks expected to under perform the market are sold short.  Returns are derived from the long/short spread, or the amount by which long positions outperform short positions.

Event-Driven.  “Event-driven” investment strategies or “corporate life cycle investing” involves investments in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate transactions.  Event-driven trading attempts to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  The uncertainty about the outcome of these events creates investment opportunities for managers who can correctly anticipate their outcomes.  As such, event-driven trading includes merger arbitrage, distressed securities and special situations investing.  The portfolios of some event-driven Trading Managers may shift in weighting between merger arbitrage and distressed securities, while others may invest in more diversified event-driven strategies.

Instruments include long and short common and preferred stocks, as well as debt securities, warrants, stubs, and options.  Trading Managers may also utilize derivatives, such as index put options or put option spreads, to leverage returns and to hedge out interest rate and/or market risk.

The success or failure of this type of strategy usually depends on whether the Trading Manager accurately predicts the outcome and timing of the transactional event.  Event-driven Trading Managers do not rely on market direction for results; however, major market declines, which could cause transactions to be repriced or break, may have a negative impact on the strategy.

Macro.  “Macro” strategies attempt to identify extreme price valuations in stock markets, interest rates and foreign exchange rates, and make leveraged bets on the anticipated price movements in these markets.  To identify extreme price valuations, Trading Managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events may affect the valuations of financial instruments.  The strategy has a broad investment mandate, with the ability to hold positions in practically any market and any instrument.  Profits are made by correctly anticipating price movements in global markets and having the flexibility to use any suitable investment approach to take advantage of extreme price valuations.  Trading Managers may use a focused approach or diversify across approaches.  Often, they will pursue a number of base strategies to augment their selective large directional bets.

Merger Arbitrage.  “Merger arbitrage,” also known as risk arbitrage, involves investing in securities of companies that are or are expected to be the subject of some form of extraordinary corporate transaction, including acquisition or merger proposals, exchange offers, cash tender offers, leveraged buy-outs, proxy contests, recapitalizations, restructurings or other corporate reorganizations.  These transactions generally involve the exchange of securities for cash, other securities or a combination of cash and other securities.  Typically, a Trading Manager might purchase the stock of a company being acquired or merging with another company, and sell short the stock of the acquiring company.  A Trading Manager engaged in risk arbitrage transactions will derive profit (or loss) by realizing the price differential between the price of the securities purchased and the value ultimately realized from their disposition.  The success of this strategy usually depends on whether the proposed merger, tender offer or exchange offer is consummated.

Trading Managers may employ the use of equity options as a low-risk alternative to the outright purchase or sale of common stock.  Most merger arbitrage strategies hedge against market risk by purchasing S&P put options or put option spreads.

Relative Value Arbitrage.  “Relative value arbitrage” is a multiple investment strategy approach.  The overall emphasis is on making “spread trades” that derive returns from the relationship between two related securities rather than from the direction of the market.  Generally, Trading Managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  A relative value arbitrage Trading Manager seeks to derive profits when the skewed relationship between the securities returns to normal.  In addition, a relative value arbitrage Trading Manager can decide which relative value strategies offer the best opportunities at any given time and may weight that strategy accordingly in its overall portfolio.  Relative value arbitrage strategies may include forms of fixed income arbitrage, including mortgage-backed securities arbitrage, merger arbitrage, convertible arbitrage, statistical arbitrage, pairs trading, options and warrants trading, capital structure arbitrage, index rebalancing arbitrage and structured discount convertibles (which are more commonly known as Regulation D securities) arbitrage.

Sub-Strategies

Within the more general investment strategies listed above, Trading Managers may employ one or more of the following sub-strategies:

Emerging Markets.  “Emerging markets” strategies involve primarily long investments in the securities of companies in countries with developing or “emerging” financial markets.  Trading Managers use specialized knowledge and an on-the-ground presence in markets where financial information is often scarce to create an informational advantage that allows them to take advantage of mispricings caused by emerging market inefficiencies.  These Trading Managers seek to make profits by mining these markets for undervalued assets and purchasing them before the market corrects itself.

Because of the less developed and less liquid nature of these markets, emerging markets securities are generally more volatile than securities traded in developed markets.  Trading Managers can be differentiated by country exposures and types of instruments utilized.

Equity Non-Hedge.  “Equity non-hedge” strategies invest predominately in long equities positions although they have the ability to hedge with short sales of stocks and/or stock index options.  Trading Managers utilizing this strategy are commonly known as “stock-pickers.”  Some Trading Managers employ leverage to enhance returns.  When market conditions warrant, Trading Managers may implement a hedge in the portfolio.  Trading Managers may also opportunistically short individual stocks.  The important distinction between equity non-hedge Trading Managers and equity hedge Trading Managers is equity non-hedge Trading Managers do not always have a hedge in place.

Managed Futures.  “Managed futures” Trading Managers employ a momentum-following process and take long or short positions in various markets via futures contracts and options on futures contracts.  Generally, managers will use technical models that compare current prices to moving averages to determine entry point.  For markets in which the current price is higher than the moving average, the system indicates a long signal and, if the price is lower, it indicates a short signal.  Models are differentiated by the frequency and magnitude of signals.  Stop loss mechanisms and diversification across markets are used to control risk.  The strategy can be described as momentum-following in that its objective is to capture returns in those markets that are exhibiting a sustained movement in price away from their historical average.  Strategies perform well in periods of expanding volatility.  Risk levels are generally determined by number of markets traded, stop loss rules, position sizes and use of leverage.

Sector.  “Sector” strategies combine core long holdings of equities with short sales of stock or sector indices, generally using exchange traded funds, within a group of companies or segment of the economy that are similar either in what they produce or who their market is.  Trading Managers will combine fundamental financial analysis with industry expertise to seek to identify the best profit opportunities in the sector.  Net exposure of sector portfolios may range anywhere from net long to net short depending on market and sector specific conditions.  Trading Managers generally increase net long exposure in bull markets for the sector and decrease net long exposure or may even be net short in bear markets for the sector.  Generally, the short exposure is intended to generate an ongoing positive return in addition to acting as a hedge against a general sector decline.  In a rising market for the sector, sector Trading Managers expect their long holdings to appreciate more than the sector and their short holdings to appreciate less than the sector.  Similarly, in a declining market, they expect their short holdings to fall more rapidly than the sector falls and their long holdings to fall less rapidly than the sector.

Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.

Short Selling. “Short selling” strategies seek to profit from a decline in the value of securities.  The strategy involves selling a security the investor does not own in order to seek to take advantage of a price decline that the investor anticipates.  Trading Managers borrow the securities from a third party in order to deliver them to the purchaser.  Trading Managers eventually repurchase the securities on the open market in order to return them to the third party lender.  If the Trading Manager can repurchase the security at a lower price than what it was sold for less the borrowing costs, then a profit is made.  In addition, Trading Managers earn interest on the cash proceeds from the short sale of the security.  If the price of the security rises before the Trading Manager purchases it, then the Trading Manager incurs a loss.

This strategy is not recommended as a stand-alone investment.  Because of its negative correlation to the stock market, it tends to produce outsize returns in negative environments, and can serve as “disaster insurance” in a multi-manager allocation strategy.

Strategy Allocations

The Master Fund intends to achieve its investment objective by investing its assets in accordance with WFAAM’s multi-manager, multi-strategy investment approach.  WFAAM will actively allocate assets to, and from time to time reallocate assets among, the Trusts.  This allocation methodology takes into consideration certain market conditions that generally favor certain strategies over others.  By using this approach, WFAAM intends to provide diversification across multiple investment strategies to create an overall investment strategy allocation consistent with the ranges listed below.  From time to time, net investment in any given investment strategy may exceed the strategy ranges indicated.  Typically, however, the Master Fund’s investment in a single Trust or other private investment fund will not equal or exceed 40% or more of the Master Fund’s assets.  A Trust may not invest its assets in another Trust.  The Master Fund intends to have exposure to the investment strategies described above consistent with the strategy ranges listed in the chart below:

Investment Strategy	Master Fund Range	Investment Goal of Investment Strategy
Convertible Arbitrage	0-25%	Seeks stable, moderate returns, uncorrelated to equity markets
Distressed Securities	0-30%	Seeks equity-like returns; alternative return source
Equity Hedge	0-55%	Seeks equity-like returns with low volatility and low correlation to equity markets
Equity Market Neutral	0-25%	Seeks stable, moderate returns, uncorrelated to equity markets
Event Driven	0-40%	Seeks equity-like returns with lower volatility; alternative return source
Macro	0-40%	Seeks outsized returns; alternative return source
Merger Arbitrage	0-25%	Seeks stable, moderate returns, uncorrelated to equity markets
Relative Value Arbitrage	0-40%	Seeks stable, moderate returns, uncorrelated to equity markets

Investment Policies

The Adviser has actively negotiated certain terms of its investment in the Trusts.  These revised terms are reflected in an agreement that modifies the general offering terms.

The Trusts do not issue voting securities under their trust instrument.

The Master Fund may invest in Trusts that employ a wide range of investment techniques, including the purchase and short sale of securities and futures, commodity and options trading. The general descriptions herein summarize certain investment strategies that may be pursued by Trusts selected by the Adviser for the Master Fund. They are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Trading Managers.

The Master Fund expects that the Trusts in which it invests may engage extensively in speculative investment practices, such as using leverage without limitation, short selling and trading regulated or unregulated physical commodities contracts, currency speculation, trading listed and over-the-counter options, writing uncovered options, trading complex derivative instruments, participating in workouts and startups, trading distressed and illiquid securities, obtaining control positions, trading foreign securities and taking concentrated positions.

Fundamental Policies. The Funds and Master Fund have adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Funds’ outstanding voting securities (as defined by the 1940 Act).  Each Fund and the Master Fund may not:

●	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

●	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

●	Underwrite securities of other issuers, except insofar as that Fund or the Master Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

●
Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with that Fund’s or the Master Fund’s investment policies.

●
Purchase, hold or deal in real estate, except that the Fund or the Master Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

●
Invest directly in commodities or commodity contracts.  This does not prevent the Fund or the Master Fund from purchasing and selling foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and a Fund or the Master Fund may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as a Fund, means the vote, at an annual or a special meeting of the security holders of such Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of such Fund, whichever is less.

The investment restrictions and other policies described in this Memorandum do not apply to Trusts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of a Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Adviser will not cause a Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Funds, the Master Fund and Trusts may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act.

Leverage

None of the Funds, the Offshore Feeder Fund or the Master Fund intend to borrow money for investment purposes. The Master Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Trusts).  Borrowing may also be used by the Master Fund for cash management purposes, such as to pay miscellaneous expenses as they arise.  Any borrowings by the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. However, certain Trading Managers borrow money, trade securities or futures on margin or leverage their investments through various means.  The Trusts are not subject to the 300% asset coverage requirement.  Because investors that are exempt from federal income tax may invest only in the TEI Fund, which in turn invests in the Master Fund indirectly through Offshore Feeder Fund, borrowing by the Master Fund or a Trust will not result in the receipt of UBTI by such investors.

RISK FACTORS

Investing in the Funds involves various risks.  In addition to the matters set forth elsewhere in this Memorandum, investors should consider the following factors before purchasing Units.

Principal Risks Relating to the Funds’ Structure

Limited Liquidity.  The Funds are closed-end management investment companies designed primarily for long-term investment and are not intended to be trading vehicles. The Funds will not list Units for trading on any national securities exchange. There is no secondary trading market for Units, and it is not expected that a secondary market will develop.  Units, therefore, are not readily marketable, and Members must be prepared to hold Units for an indefinite period of time.  Because each Fund is a closed-end management investment company, Units in a Fund may not be redeemed.

Certain Trusts impose restrictions on redemptions that could affect the timing of tender offers from a Fund in certain circumstances.  The Master Fund will typically only be able to redeem its investments in Trusts on a monthly basis with specified advance notice requirements.  For example, Trusts investing in distressed securities may require significant advance notice (i.e., 60 days or longer) of redemptions.  Additionally, Trusts may hold back some percentage of full redemptions until they complete their annual audits.  HFR generally has the right to suspend Trust redemptions in certain circumstances.  Consequently, the Master Fund may be highly illiquid.  This could negatively impact the Funds and the Funds’ ability to conduct a repurchase offer.

Although each Fund, at the discretion of its Board, will consider whether to make quarterly repurchase offers for its outstanding Units at net asset value, the Units are significantly less liquid than shares of funds that trade on a stock exchange.  Even if a Board determines to make a tender offer, there is no guarantee that Members will be able to sell all of the Units that they desire to sell in any particular tender offer.  If a tender offer is oversubscribed by Members (and not increased by the Board), the Fund will repurchase only a pro rata portion of the Units tendered by each Member. A large investor in a Fund seeking repurchase may cause a greater likelihood of all Members seeking repurchase having their requests reduced to pro rata.  The potential for pro-ration may cause some Members to tender more Units for repurchase than they otherwise would wish to have repurchased, which may adversely affect others wishing to participate in the tender.  In addition, in extreme cases, a Fund may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of that Fund’s interest in the Master Fund, due to the Master Fund’s inability to liquidate a portion of its Trust investments.  In that event, Members may be able to sell their Units only if they are able to find an Eligible Investor willing to purchase their Units.  Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and be approved by the applicable Fund’s Board.

The Funds’ tender offer policy may have the effect of decreasing the Funds’ size and thus the size of the Master Fund over time. Tender offers may, therefore, force the Master Fund to sell assets they would not otherwise sell.  They may also reduce the investment opportunities available to the Master Fund and cause its expense ratio to increase.  In addition, the Master Fund may be forced to sell its most liquid investments, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Master Fund’s ratio of illiquid to liquid investments for the remaining Members and negatively impact performance. It is not the intention of the Funds to do this; however, it may occur.

The Adviser currently expects that it will recommend to the Board that the Funds make their initial offer to repurchase Units from Members with a valuation date of December 31, 2010.

Units may not be transferred or pledged except in compliance with significant restrictions on transfer as required by federal and state securities laws and as provided in the applicable LLC Agreement.  Each LLC Agreement does not permit a Member to transfer or pledge all or any part of its Units to any person without the prior written consent of the applicable Fund’s Board, the granting of which is in the Board’s sole and absolute discretion.

Each Fund also has the discretion to deliver repurchase proceeds in securities rather than cash on a pro rata or non-pro rata basis.  These limitations, taken together, will significantly limit a Member’s ability to liquidate an investment in a Fund quickly.  As a result, an investment in either Fund would not be suitable for an investor who needs liquidity.

Investment Strategies.  The success of each Fund depends on WFAAM’s ability to select and allocate among individual investment strategies and Trusts and private investment funds, HFR’s maintenance of its Trust platform, and each Trading Manager’s ability to select individual securities, to correctly interpret market data, predict future market movements and otherwise implement its investment strategy.  Any factor that would make it more difficult to execute more timely trades, such as a significant lessening of liquidity in a particular market, may also be detrimental to profitability.

Furthermore, for each Fund, WFAAM will actively allocate assets to, and from time to time reallocate assets among, various Trusts and may choose to invest a Fund’s assets in investments other than the Trusts.  There can be no assurance that the Funds will always be able to invest in the Trusts and/or that particular Trading Managers will continue to manage the Trusts.  As a result of such periodic modifications, it is possible that the investment strategies used by a Fund in the future may be different from those initially or presently in use.  No assurance can be given that the investment strategies to be used by either Fund will be successful under all or any market conditions.

Changes in Investment Strategies.  Subject to oversight of the applicable Board, WFAAM has discretion to expand, revise or contract certain investment strategies of a Fund without the consent of its Members.  Any such decision to engage in a new activity or alter a Fund’s existing investment strategies could result in the exposure of the Fund’s capital to additional risks that may be substantial.

Conflicts of Interest.  Other than a nominal investment in each Fund, WFAAM will not invest its own assets in a Fund or in the Trusts; however, certain employees of WFAAM and of its affiliates may invest in the Funds and/or such Trusts.  Similarly, other than a nominal investment in each Trust, HFR will not invest its own assets in the Trusts; however, certain employees of HFR and of its affiliates may invest in the Trusts.

Each Trading Manager may provide investment advice to individual clients and to certain private investment vehicles (“Other Accounts”) in addition to their activities on behalf of its Trust.  Each Trading Manager may have an incentive to favor one or more of such Other Accounts over its Trust.  For example, from time to time a Trading Manager may buy or sell securities or other investments for the benefit of one or more Other Accounts at the same time that the Trading Manager buys or sells those same securities or other investments for its Trust.  Such activity may adversely affect the price that the Trust pays or receives for such securities or other investments.

Each Trading Manager renders advisory services to a number of persons including corporations, trusts and individuals.  Accordingly, a Trading Manager’s activities on behalf of other clients may from time to time disadvantage its Trust, such as the inability of the market to fully absorb orders for the purchase or sale of particular investments placed by the Trading Manager for its Trust and Other Accounts at prices and in quantities that would be obtainable if the same were being placed only by the Trust.

The Adviser, consistent with its fiduciary duty to each client, will endeavor to resolve conflicts in a manner that it deems equitable to the extent possible under the prevailing facts and circumstances as well as over time.  The Adviser currently manages multiple portfolios, and it will devote as much time to each client as it deems appropriate to perform its duties.  The personnel of the Adviser may have conflicts because they manage client accounts with similar strategies or investment objectives as the Master Fund and may hold the same investments across client accounts or hold the same positions held by the Master Fund.  Investment opportunities are allocated in a manner that the Adviser deems fair and equitable over time, generally considering a number of factors, primarily, client guidelines, legal and tax concerns and the Adviser’s investment outlook.  The Adviser’s outlook is based in general on its overall view of market conditions relative to the Master Fund as well as the nature and size of existing positions and cash inflows and redemptions.  There is no assurance that all portfolios under the management of the Adviser will hold the same Trusts or will experience similar performance.

The Adviser has adopted policies and procedures designed to address the proper handling of material non-public information (“Information”) while in possession of such Information.  Generally, the Adviser and its employees may not trade for clients or themselves or recommend trading in securities of a company while in possession of Information or disclose such Information to any person not entitled to receive it.

The Trading Managers are unaffiliated with the Adviser, and the Adviser will have no control over Trading Managers and no ability to detect, prevent or protect the Funds or the Master Fund from their misconduct or bad judgment.  Trading Managers may be subject to conflicts of interest due to Trust performance-based fees, which may cause a Trading Manager to favor clients having the highest fees over other clients. In addition, Trading Managers may use conflicting buying and selling strategies for different accounts under management.

The Trading Managers and their affiliates may be affiliated or have a relationship with a broker-dealer firm through which a portion of a Trust’s transactions are conducted, and such person may receive a portion of the brokerage commissions resulting from such transactions.  In addition, such Trust may engage in other transactions (although generally not lending transactions) with affiliated parties on terms and conditions not determined through arm’s length negotiations.

The Administrator and the Custodian for each Fund may from time to time act as trustee, custodian, registrar, or administrator in relation to, or be otherwise involved in, other funds established by parties other than the Funds and the Trusts that have similar investment objectives to those of the Funds and/or the Trusts.  It is therefore possible that any of them may, in the course of business, have potential conflicts of interest with the Funds and the Trusts.

Investment Risks in General.  Each Fund will engage in highly speculative investment strategies through its investment in the Trusts.  The prices of securities and derivatives instruments in which the Trusts will invest may be volatile.  Market movements are difficult to predict and are influenced by, among other things, government trade, fiscal, monetary and exchange control programs and policies; changing supply and demand relationships; national and international political and economic events; changes in interest rates; and the inherent volatility of the marketplace.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, often with the intent to influence prices directly.  The effects of governmental intervention may be particularly significant at certain times in the financial instrument and currency markets, and such intervention (as well as other factors) may cause these markets and related investments to move rapidly.

Borrowing and Use of Leverage.  The use of leverage, which can be described as exposure to changes in price at a ratio greater than 1:1 in reference to the amount invested, magnifies both the favorable and unfavorable effects of price movements in the investments made by a Trust, which may subject the Members of a Fund to substantial risk of loss.  Trading Managers may use significant leverage by making margin purchases of securities, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any losses incurred.  Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets.  Borrowings to purchase equity securities typically will be secured by the pledge of those securities.

Although leverage can increase investment return if a Trust earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Trust fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds.  The use of leverage will therefore magnify the volatility of changes in the value of investments held by Trusts that engage in this practice.  If a Trust’s equity or debt instruments decline in value, the Trust could be subject to a “margin call” or “collateral call,” pursuant to which the Trust must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value.  In the event of a sudden, precipitous drop in value of a Trust’s assets, the Trading Manager might not be able to liquidate assets quickly enough to pay off the Trust’s borrowing.  Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased.  Trusts also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

WFAAM intends to select combinations of Trusts so that the average aggregate leverage across the Master Fund (including its proportionate share of any leverage created by a Trust in which the Master Fund invests) will not exceed 1:1.5 on average.

None of the Funds, the Offshore Feeder Fund or the Master Fund intend to borrow money for investment purposes. The Master Fund is authorized to borrow money on a temporary basis (e.g., to meet repurchase requests or to facilitate reallocation of assets among the Trusts).  Borrowing may also be used by the Master Fund for cash management purposes, such as to pay miscellaneous expenses as they arise.

The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of an investment company’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Trusts and, therefore, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Trusts and the volatility of the value of an investment in the Master Fund may be great.  See “RISK FACTORS — Principal Risk Factors Relating to Trusts” for more information.

Layering of Fees.  The Funds’ and Master Fund’s fees and expenses, including the management fees payable to the Adviser, may result in greater expense than would be associated with direct investments in the Trusts.  The Funds and Master Fund indirectly will pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying Trust level.  The Funds’ expenses thus may constitute a higher percentage of net assets than expenses associated with similar types of investment entities.  However, due to the TEI Fund’s structure, Members should not receive UBTI.

Limited Operating History. Each Fund is a closed-end management investment company and is designed for long-term investors, not as a trading vehicle.  While the Master Fund has an operating history, the Funds do not have an operating history.  See “THE ADVISER” for more information.

Investments in Other Funds. The Master Fund invests in the Trusts, and the Adviser has no control of, and exercises no influence over, the trading policies or strategies of the Trusts or Trust brokerage arrangements or operations.  The Adviser does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of investments in the Trusts.

Ability to Concentrate.  The Master Fund also has the ability to concentrate investment at times in Trusts that may invest in a certain industry (for example, long/short health care, long/short financial services, etc.)  Concentration may create the risk that the Master Fund could change in value suddenly based on potential exposure of a significant amount of assets to a limited area of investment.

Allocation Among Trading Managers.  The Adviser may, from time to time, change the percentage of the Master Fund’s assets allocated to each Trust, invest in new Trusts and redeem from some of the Trusts in which it has previously invested.  Each Fund’s success may depend, therefore, not only on the Trading Managers the Adviser has selected for the Master Fund and the Adviser’s ability to allocate the assets of the Master Fund successfully among those Trading Managers, but also on the Adviser’s ability to select new Trusts.

In addition, to the extent that the Adviser allocates a high percentage of the Master Fund’s assets to Trusts following certain strategies, a Fund could be adversely impacted by a general failure of a certain strategy to a greater degree than if the Adviser had allocated assets to a different mix of Trust strategies.

Tax Risks.  Special tax risks are associated with an investment in the Funds. There can be no assurance that the position of the Funds relating to the consequences of its investment transactions will be accepted by the tax authorities. See “TAXES” for more information.

Changes in United States and/or Cayman Islands Law. If there are changes in the laws of the United States, under which the Funds are organized, and/or the Cayman Islands, under which the Offshore Feeder Fund is organized, so as to result in the inability of the Funds and/or the Offshore Feeder Fund to operate as set forth in this Memorandum, there may be a substantial effect on Members.  For example, if Cayman Islands law changes such that the Offshore Feeder Fund must conduct business operations within the Cayman Islands, or pay taxes, Members of the TEI Fund would likely suffer decreased investment returns.  If Cayman Islands law, which requires a limit for an LDC’s existence of 30 years, were to change such that, at the end of 30 years, the TEI Fund could not replace the Offshore Feeder Fund with another identical LDC, the structure of the Fund would be impacted, potentially in an adverse manner. Such changes could also result in the inability of the TEI Fund to operate on a going forward basis, resulting in the TEI Fund being liquidated.

Patent Application. Man Investments Inc., or an affiliate thereof (“Man”), filed a patent application (the “Patent Application”) relating to a structure that interposes an offshore corporation between a registered investment company and underlying master fund.  The Patent Application was published on February 2, 2006 and has been rejected after examination by the U.S. Patent Office on several bases.  There is no certainty that the present rejections, however, will ultimately be the conclusion of the Patent Application. The structure of the TEI Fund, which is based on and in accordance with positions taken by the staff of the SEC, is used by numerous other industry participants.  The Adviser believes that the patent sought, if issued, would have significant questions surrounding its validity and enforceability.  In the event that Man is successful in obtaining a patent, and it is valid and enforceable, the Adviser may have to negotiate a mutually agreeable license to use such structure. Unless an alternative were pursued, in the absence of such mutually agreeable license, the TEI Fund may have to be dissolved and liquidated, which may result in costs and expenses and/or losses that could have a material adverse impact on the value of the Units.

Temporary Defensive Positions. Each Fund and the Master Fund may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments, shares of money market funds, or overnight repurchase agreements, or may hold its assets as cash.  Each Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes.  In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances, such as unusually large cash inflows, a Fund or the Master Fund (or both) may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments as described above. As a result, a Fund may not achieve its investment objective.

Other Investors in the Master Fund.  In the future, it is possible that other investors in the Master Fund potentially may alone or collectively own or acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund, which may require a Fund to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in a distribution “in-kind” of Trust interests (as opposed to a cash distribution from the Master Fund), which would be dependent upon consent for transfer being provided by HFR.  There is no certainty that a distribution in-kind could occur.  Notwithstanding the above, there may be other means for meeting repurchase requests, such as borrowing.

No Participation in Management.  A Member is not entitled to participate in the management of a Fund or the Master Fund, or in the conduct of their business, apart from the capacity to vote on certain matters (including the election of the applicable Board of Managers).  In addition, because the Trusts issue non-voting securities, the Master Fund has no control over Trust activities.

Substantial Repurchases.  Substantial repurchases of Units within a limited period of time could require the Master Fund to liquidate positions more rapidly than would otherwise be desirable. The Master Fund Board, however, will assess such factors when determining whether to conduct a repurchase.

Mandatory Repurchase.  Each Fund has the right to require the repurchase of a Member’s Units and thus the withdrawal of a Member subject to the limitations of the 1940 Act.  See “REPURCHASE AND TRANSFER OF UNITS — Mandatory Repurchase by the Funds” for more information.

Increase in Assets under Management.  As the Master Fund’s assets increase, more capital may be allocated to the Trading Managers in which it invests.  It is not known what effect, if any, this will have on the trading strategies utilized by the Trading Managers or their investment results.  No assurance can be given that their strategies will continue to be successful or that the return on the Master Fund’s investments will be similar to those achieved in the past.

Employee Benefit Plan Matters.  Most pension and profit sharing plans are subject to provisions of the Code, ERISA, or both, which may be relevant to a decision as to whether such a prospective Member should invest in the TEI Fund. There may, for example, be issues as to whether such an investment is “prudent” or whether it results in “prohibited transactions.”  Legal counsel should be consulted by such a prospective Member before investing in the TEI Fund.  See “TAXES” and “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

Provision of Tax Information to Members.  A Fund will file an annual partnership information return with the Service reporting the results of its operations.  After the end of each calendar year, a Fund will distribute to its Members federal income tax information reasonably necessary to enable each Member to report its distributive share of that Fund’s partnership items.  Each Member of a Fund must treat partnership items reported on that Fund’s returns consistently on the Member’s own returns, unless the Member files a statement with the Service disclosing the inconsistency.  The Fund anticipates sending its Members unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act.

Custody Risk.  Custody of the Master Fund’s assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, the Trusts are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Trusts have placed their assets could impair the operational capabilities or the capital position of the Trusts and may, in turn, have an adverse impact on the Funds, the Offshore Feeder Fund and the Master Fund.

Valuation and Estimates.  The Master Fund has limited ability to assess the accuracy of the valuations received from the Trusts with which the Master Fund invests.  Furthermore, the net asset values received by the Master Fund from HFR are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by HFR may require the Master Fund’s and the Funds’ financial statements to be revised. See “CALCULATION OF NET ASSET VALUE” for more information.

Non-Diversified Status.  Each Fund is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Trusts be diversified.  The portfolio of a Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments.  To address this risk, the Master Fund typically will not invest more than 40% of its net asset value (measured at the time an investment is made) in the investment program of any single Trust.  The Adviser believes that this approach can help to reduce overall investment risk.

Reliance on Management.  All decisions regarding the management and affairs of each Fund will be made exclusively by WFAAM as the investment adviser of the Funds, subject to Board oversight.  WFAAM presently intends to invest substantially all of the Master Fund’s assets in the Trusts.

Accordingly, no person should purchase Units unless such person is willing to entrust all aspects of management of that Fund to WFAAM, and of the Trusts to HFR and their Trading Managers.

Management Fees and Incentive Allocations. The Master Fund will pay WFAAM an annual Management Fee payable on a monthly basis.  The Trusts will pay HFR a quarterly management fee and a periodic incentive allocation.  These fees are also payable upon redemption from a Trust.  HFR will, in turn, pay a portion of the management fees and incentive allocations it receives from a Trust to the Trading Manager for that Trust.  HFR will also receive an administrative services fee of 0.25% per annum from each Trust.  See “FEES AND EXPENSES” for more information.

As a result of the Master Fund Management Fee and the Fund and Master Fund expenses, the returns realized by the Members from a Fund’s activities may be substantially less than the returns the Members would realize from engaging in the same activities directly, if they were able to make such investments directly without investing in a Fund.  The incentive allocations also may create an incentive for a Trading Manager to cause its Trust to make investments that are riskier or more speculative than would be the case in the absence of an incentive to the Trading Manager based on performance of the Trust.  A Trading Manager may also have an incentive to direct its Trust to borrow to increase the Trust’s investment return.

No Distributions.  WFAAM does not intend to cause either Fund to make any distributions to the Members, but intends to reinvest substantially all of each Fund’s income and gain.  Cash that might otherwise be available for distribution is also reduced by payment of Fund and Trust obligations and expenses (including fees and expense reimbursements payable to WFAAM, HFR and the Trading Managers) and establishment of appropriate reserves.

Banking Regulation.  The Adviser is a non-bank subsidiary of Wells Fargo & Company (“Wells Fargo”), a bank holding company registered as such under the Bank Holding Company Act of 1956, as amended.  Loans and other transactions between the Funds or the Master Fund and Wells Fargo’s subsidiary banks, and loans by Wells Fargo’s subsidiary banks to Members for the purpose of purchasing Units or that are secured by Units, are limited by affiliate transaction restrictions applicable to banks.  These and other banking law requirements may affect the operations, investments and activities of a Fund.  Generally speaking, the restrictions applicable under the federal banking laws are designed to protect the banks, rather than to protect investors in a Fund.

Regulatory Change. Legal, tax and regulatory changes may occur which may materially adversely affect the Fund. The U.S. Congress is considering financial reform legislation during 2010, which if adopted may make significant changes to many aspects of financial regulation. The shape and extent of any such legislation is not possible to predict. Additionally, there are certain tax risks associated with an investment in a Fund, including without limitation the potential for legislative or regulatory change that could impact the Fund.

Principal Risks Relating to the Trusts

PAST RESULTS OF THE TRADING MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.  NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

Speculative Trading Strategies.  Some Trading Managers use speculative strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Commodity futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is a typical feature of futures trading.  This may have the effect of magnifying trading losses a Trust experiences. No guarantee or representation is made that any Trading Manager will be successful.

Derivatives Markets Can Be Highly Volatile.  The profitability of investments by a Trust in the derivatives markets depends on the ability of its Trading Manager to analyze correctly these markets, which are influenced by, among other things, changing supply and demand relationships, governmental, commercial and trade programs and policies designed to influence world political and economic events, and changes in interest rates.

Short Selling. Certain Trusts may engage in short selling.  Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date.  Short selling allows a Trust to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities.  However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss upon such repurchase.  A Trust’s obligations under its securities loans will be marked to market daily and collateralized by the Trust’s assets held at the broker, including its cash balance and its long securities positions.  Because securities loans must be marked to market daily, there may be periods when the securities loan must be settled prematurely, and a substantial loss would occur.  Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.  Short-selling exposes a Trust to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise.

Repurchase Agreements. Repurchase agreements are agreements under which a Trust purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Trust at a higher price on a designated future date.  If the seller under a repurchase agreement becomes insolvent, the Trust’s right to dispose of the securities may be restricted, or the value of the securities may decline before the Trust is able to dispose of them.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Trust may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities.  If the seller defaults, the value of the securities may decline before the Trust is able to dispose of them.  If a Trust enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Trust may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

Reverse Repurchase Agreements. Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Trust to a bank or securities dealer and the Trust’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date.  These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Trust.  Reverse repurchase transactions are a form of leverage and may increase the volatility of a Trust’s investment portfolio.

Foreign Currency Transactions. Trusts may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security that a Trust has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Trust already owns, particularly if a Trading Manager expects a decrease in the value of the currency in which the foreign security is denominated.  Trusts may, in some cases, purchase and sell foreign currency for non-hedging purposes.

Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Trust’s agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Trust contracted to receive in the exchange.  A Trading Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments. Trading Managers may, for defensive purposes or otherwise, invest some or all of a Trust’s assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Trading Manager deems appropriate under the circumstances.  Both the Master Fund and the Funds also may invest in these instruments for liquidity purposes.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings. Trading Managers may purchase securities of companies in initial public offerings or shortly thereafter.  Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history.  These factors may contribute to substantial price volatility for the shares of these companies and, thus, for the Trusts (and, ultimately, for the Funds).  The limited number of shares available for trading in some initial public offerings may make it more difficult for a Trust to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices.  In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors.  Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

Special Investment Instruments and Techniques. Trading Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Trusts against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Trust’s investment objective.  These strategies may be executed through derivative transactions.  The instruments the Trading Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur.  Certain of the special investment instruments and techniques that the Trading Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Investment Selection. Some Trading Managers will select investments for their Trusts in part on the basis of information and data filed by the issuers of such securities with various government regulators or made directly available to the Trading Managers by the issuers of securities or through sources other than the issuers.  Although the Trading Managers will evaluate all such information and data and seek independent corroboration when they consider it appropriate and when it is reasonably available, the Trading Managers will not be in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information will not be readily available.

Each Fund will acquire investment assets that have not yet been identified.  Accordingly, prospective investors will not have an opportunity to review the terms upon which any assets will be acquired prior to investing in a Fund.

The likelihood that Members will realize income or gain depends on the skill and expertise of WFAAM and the Trading Managers.

Equity Securities.  Investment in equity securities offers the potential for substantial capital appreciation.  However, such investment also involves certain risks, including issuer, industry, market and general economic related risks.  A Trading Manager may attempt to reduce these risks; however, adverse developments or perceived adverse developments in one or more of these areas could cause a substantial decline in the value of equity securities owned by a Trust.

Debt and Other Income Securities. Some Trusts may invest in fixed-income and adjustable rate securities.  Although certain Trusts may invest in securities of issuers in developed countries, other Trusts may invest in income securities of issuers located in or with significant exposure to emerging markets, including countries located in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe, and Africa.  Certain Trusts may also invest in the sovereign debt of developed and emerging market countries.

Income securities are subject to interest rate, market and credit risk.  Interest rate risk relates to changes in a security’s value as a result of changes in interest rates generally.  Even though such instruments are investments that may promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise.  Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase or decrease significantly in value when market interest rates fall or rise, respectively.  Market risk relates to the changes in the risk or perceived risk of an issuer, country or region.  Credit risk relates to the ability of the issuer to make payments of principal and interest.  The values of income securities may be affected by changes in the credit rating or financial condition of the issuing entities.  Income securities denominated in non-U.S. currencies are also subject to the risk of a decline in the value of the denominating currency relative to the U.S. dollar.

The debt securities in which the certain Trusts may invest are not required to satisfy any minimum credit rating standard, and may include instruments that are considered to be of relatively poor standing and have predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  Certain Trusts may invest in bonds rated lower than investment grade, which may be considered speculative.  Certain Trusts may also invest substantially all of their assets in high-risk instruments that are low rated or unrated.

Credit Crisis Liquidity Risk. Certain types of credit instruments, such as investments in collateralized debt obligations (“CDOs”), high-yield bonds, debt issued in leveraged buyout transactions, mortgage- and asset-backed securities, and short-term asset-backed commercial paper, became very illiquid in the latter half of 2007.  General market uncertainty and consequent re-pricing of risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in mortgage and credit-related securities and other instruments.  These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many instruments remaining illiquid and of uncertain value.  Such market conditions and the above factors may make valuation for the Funds uncertain and/or result in sudden and significant valuation increases or declines in the Funds.

Convertible Securities.  Convertible securities (“Convertibles”) are generally debt securities or preferred stocks that may be converted into common stock.  Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks).

A Convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock.  The market value of a Convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a Convertible usually falls.  Since it is convertible into common stock, the Convertible generally has the same types of market and issuer risk as the underlying common stock.  Convertibles that are debt securities are also subject to the normal risks associated with debt securities, such as interest rate risks, credit spread expansion and ultimately default risk, as discussed above.  Convertibles are also prone to liquidity risk as demand can dry up periodically, and bid/ask spreads on bonds can widen significantly.

An issuer may be more likely to fail to make regular payments on a Convertible than on its other debt because other debt securities may have a prior claim on the issuer’s assets, particularly if the Convertible is preferred stock.  However, Convertibles usually have a claim prior to the issuer’s common stock.  In addition, for some Convertibles, the issuer can choose when to convert to common stock, or can “call” (redeem) the Convertible, which may be at times that are disadvantageous for a Trust.

Warrants and Rights. Trusts may purchase warrants and rights.  Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities.  Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.  As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.  In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Foreign Sovereign Debt.  Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks.  Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers.  Investment in sovereign debt involves special risks.  The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with terms of such debt, and a Trust may have limited legal recourse in the event of a default because, among other reasons, remedies must be pursued in the courts of the defaulting party.  In addition, political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Trust’s investments.  Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt.

Non-U.S. Exchanges and Markets. A Trust may engage in trading on non-U.S. exchanges and markets.  Trading on such exchanges and markets may involve certain risks not applicable to trading on U.S. exchanges and is frequently less regulated.  For example, certain of those exchanges may not provide the same assurances of the integrity (financial and otherwise) of the marketplace and its participants, as do U.S. exchanges.  There also may be less regulatory oversight and supervision by the exchanges themselves over transactions and participants in such transactions on those exchanges.  Some non-U.S. exchanges, in contrast to U.S. exchanges, are “principals’ markets” in which performance is the responsibility only of the individual member with whom the trader has dealt and is not the responsibility of an exchange or clearing association.  Furthermore, trading on certain non-U.S. exchanges may be conducted in such a manner that all participants are not afforded an equal opportunity to execute certain trades and may also be subject to a variety of political influences and the possibility of direct government intervention.  Investment in non-U.S. markets would also be subject to the risk of fluctuations in the exchange rate between the local currency and the dollar and to the possibility of exchange controls.  Foreign brokerage commissions and other fees are also generally higher than in the United States.

Non-U.S. Investments. Investment in non-U.S. issuers or securities principally traded outside the United States may involve certain special risks due to economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against non-U.S. entities.  Furthermore, issuers of non-U.S. securities are subject to different, often less comprehensive accounting reporting and disclosure requirements than domestic issuers.  The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets.

Currency Risk.  The value of a Trust’s assets may be affected favorably or unfavorably by the changes in currency rates and exchange control regulations.  Some currency exchange costs may be incurred when a Trust changes investments from one country to another.  Currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the respective markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates can also be affected unpredictably by intervention by governments or central banks (or the failure to intervene) or by currency controls or political developments.

Lending Portfolio Securities. Trusts may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  The lending Trust continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities, which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral.  A Trust might experience loss if the institution with which the Trust has engaged in a portfolio loan transaction breaches its agreement with the Trust.

When-Issued and Forward Commitment Securities. Trading Managers may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices.  These transactions involve a commitment by a Trust to purchase or sell securities at a future date (ordinarily one or two months later).  The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date.  No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Trust.  When-issued securities and forward commitments may be sold prior to the settlement date.  If a Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss.  There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Trust on a forward basis will not honor its purchase obligation.  In such cases, a Trust may incur a loss.

Forward Trading.  Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis.  Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable.  The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration.  There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell.  Disruptions can occur in any market traded by a Trading Manager due to unusually high trading volume, political intervention or other factors.  The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Trading Managers would otherwise conduct, to the possible detriment of the Funds.  Market illiquidity or disruption could result in major losses to the Funds.  In addition, managed accounts or investment funds in which the Trust has an interest may be exposed to credit risks with regard to counterparties with whom the Trading Managers trade as well as risks relating to settlement default.  Such risks could result in substantial losses to the Funds.

Emerging Markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.  The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.  Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets.  Accounting and auditing standards in many markets are different, and sometimes significantly differ from those applicable in the United States or Europe.  In particular, the accounting standards with respect to inflation have to be clearly understood in order to analyze a balance sheet.  There is substantially less publicly available information about companies located in emerging markets than there is about companies in other more developed jurisdictions.

There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited.

Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years.  Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries.

Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.  The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.  The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities.  In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Trust’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition.  In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries.  There can be no assurance that adverse political changes will not cause a Trust to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

Many emerging countries are undergoing important political and economic changes that are making their economies more free-market oriented.  However, there could be future political and economic changes that may return the situation to closed and centrally controlled economies with price and foreign exchange controls.  In particular, certain of the Trusts investments may be made in countries of Eastern Europe (including the former Soviet Union), a region which is going through a severe and dramatic change from a communist economy to free-market capitalism.  Many of these countries lack the legal, structural and cultural basis for the establishment of a dynamic, orderly, market-oriented economy.  Many of the promising changes that are being seen at present could be reversed, causing significant impact on a Trust’s investment returns.

Turnover.  A Trust’s trading activities may be made on the basis of short-term market considerations.  Each Fund anticipates that certain Trusts’ portfolio turnover rates will be significant, involving substantial brokerage commissions and fees.  Each Trust will be responsible for the payment of all of the trading expenses incurred in connection with its trading activities, which will ultimately affect the return achieved by a Fund.

Illiquid Investments.  The securities and other instruments in which a Trust invests may be thinly traded and relatively illiquid or may cease to be traded after the Trust invests.  A Trust may also acquire significant positions in some securities or other instruments.  In such cases and in the event of extreme market activity, a Trust may not be able to liquidate its investments promptly if the need should arise or to cover the short sale of an option, thereby forcing a Trust to incur unlimited losses.  In addition, a Trust’s sales of thinly traded securities or other investments could depress the market value of such investments and thereby reduce the Trust’s (and ultimately a Fund’s) profitability or increase its losses.  Such circumstances or events could affect materially and adversely the amount of gain or loss the Trust may realize.  In addition, a Trust may have difficulty selling illiquid securities and other investments, perhaps causing the Fund to have difficulty in meeting redemptions.  No assurance may be given that a Fund will be able to repurchase all Units tendered by Members with respect to any applicable offer of repurchase.

Restricted Securities. Certain Trusts may invest in restricted securities that are subject to substantial holding periods or that are not traded in public markets.  Restricted securities generally are difficult or impossible to sell at prices comparable to the market prices of similar securities that are publicly traded.  No assurance can be given that any such restricted securities will be eligible to be traded on a public market even if a public market for securities of the same class were to develop.  It is highly speculative as to whether and when an issuer will be able to register its securities so that they become eligible for trading in public markets.

Derivatives. Derivatives are financial contracts whose value depends on, or is derived from, an underlying product, such as the value of a securities index.  Among the types of derivatives that may be used by the Trusts are futures, options and swaps.  The risks generally associated with derivatives include the risks that: (a) the value of the derivative will change in a manner detrimental to a Trust; (b) before purchasing the derivative, the Trading Manager will not have the opportunity to observe its performance under all market conditions; (c) another party to the derivative may fail to comply with the terms of the derivative contract; (d) the derivative may be difficult to purchase or sell; and (e) the derivative may involve indebtedness or economic leverage, such that adverse changes in the value of the underlying asset could result in a loss substantially greater than the amount invested in the derivative itself or in heightened price sensitivity to market fluctuations.

Certain Trusts may also invest in non-U.S.-traded derivatives.  When traded outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the prices of, foreign securities and other instruments.  The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Futures Contracts and Options on Futures Contracts.  In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to a Trust.  The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange.  In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk.  In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions.  There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to a Trust.

In addition, under the Commodity Exchange Act (“CEA”), futures commission merchants are required to maintain customers’ assets on a segregated basis.  If a Trust engages in futures and options contract trading and the futures commission merchants with whom the Trust maintains accounts fail to so segregate the Trust’s assets or are not required to do so, the Trust will be subject to a risk of loss in the event of the bankruptcy of any of its futures commission merchants.  Even where customers’ funds are properly segregated, a Trust might be able to recover only a pro rata share of its property pursuant to a distribution of a bankrupt futures commission merchant’s assets.

Futures Cash Flow. Futures contracts gains and losses are marked-to-market daily for purposes of determining margin requirements.  Option positions generally are not, although short option positions will require additional margin if the market moves against the position.  Due to these differences in margin treatment between futures and options, there may be periods in which positions on both sides must be closed down prematurely due to short-term cash flow needs.  Were this to occur during an adverse move in the spread or straddle relationships, a substantial loss could occur.

Option Transactions. The purchase or sale of an option by a Trust involves the payment or receipt of a premium payment and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security or other instrument for a specific price at a certain time or during a certain period.  Purchasing options involves the risk that the underlying instrument does not change price in the manner expected, so that the option expires worthless and the investor loses its premium.  Selling options, on the other hand, involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security or other instrument in excess of the premium payment received.

Call and Put Options on Securities Indices.  Trusts may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by a Trading Manager of options on stock indexes will be subject to the Trading Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

Swap Agreements. Trusts may enter into equity, interest rate, index, credit default and currency rate swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Trust had invested directly in the asset that yielded the desired return, or to hedge.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by Trusts would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Trust’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps is limited to the net amount of payments that a Trust is contractually obligated to make.  If the other party to a swap defaults, a Trust’s risk of loss consists of the net amount of payments that the Trust contractually is entitled to receive.

Failure of Broker-Dealers. Institutions, such as brokerage firms or banks, may hold certain of a Trust’s assets in “street name.”  Bankruptcy or fraud at one of these institutions could impair the operational capabilities or the capital position of that Trust.

In addition, as certain Trusts may borrow money or securities or utilize operational leverage with respect to their assets, those Trusts will post certain of their assets as collateral securing the obligations or leverage (“Margin Securities”).  Each Trust’s broker generally holds the Margin Securities on a commingled basis with margin securities of its other customers and may use certain of the Margin Securities to generate cash to fund the Trust’s leverage, including pledging such Margin Securities.  Some or all of the Margin Securities may be available to creditors of the Trust’s broker in the event of its insolvency.  The Trust’s broker has netting and set off rights over all the assets held by it to satisfy the Trust’s obligations under its agreements with the Trust’s broker, including obligations relating to any margin or short positions.

OTC Transactions. Certain Trusts may deal in forward foreign exchange contracts between currencies of the different countries and multi-national currency units and options on currencies for hedging or speculation.  With respect to forward currency contracts, this is accomplished through contractual agreements generally to purchase or sell one specified currency for another currency at a specified future date and price determined at the inception of the contract.  Certain Trusts will engage in other OTC transactions, such as options not traded on an exchange, swaps, caps, floors, and collars.

In general, there is less governmental regulation and supervision in the OTC markets than of transactions entered into on an organized exchange.  In addition, many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearinghouse, will not be available in connection with OTC transactions.  This exposes a Trust to the risks that a counterparty will not settle a transaction because of a credit or liquidity problem or because of disputes over the terms of the contract.  A Trust is not restricted from concentrating transactions with one counterparty.  A Trust, therefore, will be exposed to greater risk of loss through default than if a Trading Manager confined its Trust’s trading to regulated exchanges.

A Trust will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to insolvency, bankruptcy, governmental prohibition or other causes, which could subject the Trust to substantial losses.

Trading Manager Misconduct.  When the Adviser invests the Master Fund’s assets with a Trading Manager, the Master Fund will not have custody of the invested assets or control over their investment.  Therefore, despite the Adviser’s due diligence and monitoring, there is always the risk that a Trading Manager could divert or abscond with the assets, fail to follow agreed upon investment strategies or engage in other misconduct.  The Trading Managers with whom the Adviser invests the Master Fund’s assets have not registered their securities under federal or state securities laws.  This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Trading Managers.

Performance Fees.  Trading Managers compensated with performance fees may assume more risk than those who receive fixed fees. Generally, the Trading Managers’ compensation is determined separately for each year or shorter period; often, but not always, the Trading Manager agrees to carry forward losses to subsequent years in determining the fee for such years. Such fee arrangements may give the Trading Managers incentives to make purchases for a Trust that are unduly risky or speculative. Also, performance-based fees may be paid to Trading Managers who show net profits, even though the Funds and/or the Master Fund, as a whole, may incur a net loss.

Past Performance; Trading Method Changes.  Trading Managers’ trading strategies may change over time.  There can be no assurance that any trading strategies will produce profitable results or that past performance of a Trading Manager’s trading strategies indicates future profitability.  Furthermore, Trading Managers’ trading methods are dynamic and evolve.  Thus, a Trading Manager may not always continue to use the same trading method in the future that was used to compile performance histories.

Limits on Hedged Strategies.  Trading Managers may employ limited directional strategies that expose the Trusts they manage to certain market risks.  Substantial losses may be recognized on hedged positions as illiquidity and/or default on one side of a position can lead to a hedged position being transformed into an outright speculative position.

Securities Believed to be Undervalued or Incorrectly Valued.  Securities that Trading Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within timeframes Trading Managers anticipate. Trading Managers are not subject to minimum credit standards in their investments, and may purchase below investment grade obligations.

Financing Arrangements.  As a general matter, the banks and dealers that provide financing to the Trusts have considerable discretion in setting and changing their margin, haircut, financing and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Trust will be able to secure or maintain adequate financing, without which such a Trust may not be viable.

General Economic Conditions.  The success of Trust strategies is often linked to market and business cycles, as well as the broader economic environment, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets.  Unexpected volatility or illiquidity in the markets in which the Trading Managers hold positions could result in significant losses for Trusts.

Use of Multiple Trading Managers.  The Trading Managers trade independently of each other and may place orders that “compete” with each other for execution or that cause the Master Fund to establish positions that offset each other (in which case the Master Fund would indirectly incur commissions and fees without the potential for a trading profit).

Tandem Markets.  The Master Fund may invest in Trading Managers who, in aggregate, broadly allocate among various assets classes such as equities, fixed income, commodities, foreign currencies, listed securities and over-the-counter instruments globally.  However, from time to time multiple markets can move in tandem against the Master Fund’s positions and in such cases the Master Fund could suffer substantial losses.

Other Accounts of Trading Managers.  The Trading Managers may manage other accounts (including accounts in which the Trading Managers have a personal interest), which could impact how trades are allocated to the Master Fund’s Trust investments.  Large positions held by a Trading Manager across several accounts may be difficult to liquidate at what the Trading Manager believes to be a fair price.  The investment activities of the Trading Managers for the other accounts they manage, may give rise to conflicts of interest that may disadvantage the Master Fund.  See “RISK FACTORS – Principal Risks Relating to the Funds’ Structure – Conflicts of Interest” for more information.

Litigation and Enforcement Risk.  A Trading Manager might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation, serve on creditor’s committees or attempt to gain control of a company. Under such circumstances, the Master Fund investing in the Trust could conceivably be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with assets, falsely reporting values and performance, and other violations of securities laws.  Such violations may result in substantial liabilities for damages caused to others, the disgorgement of profits realized and penalties.  Investigations and enforcement proceedings are ongoing and it is possible that Trading Managers with whom the Master Fund invests may be charged with involvement in such violations. In such a case, the performance records of the charged Trading Managers may be misleading.  Furthermore, such Trusts and, in turn, the Master Fund (and thus the Funds) could be exposed to losses.

Trading Suspensions.  Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges.  A suspension could render it impossible for a Trading Manager to liquidate positions and thereby expose the Master Fund to losses.

Start-Up Periods.  The Trusts may encounter start-up periods during which they will incur certain risks relating to the initial investment of newly contributed assets.  Moreover, the start-up periods also represent a special risk in that the level of diversification of one or more of the Trusts’ portfolios may be lower than in a fully committed portfolio or group of portfolios.

Future Regulatory Change is Impossible to Predict. The securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements.  The Securities and Exchange Commission (“SEC”), and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading.  The regulation of securities and derivatives both inside and outside the United States is a rapidly changing area of law and is subject to modification by government and judicial action.  The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse.  In addition, the TEI Fund relies on a position taken by the staff of the SEC allowing the structure whereby the TEI Fund invests in the Master Fund through the Offshore Feeder Fund. To the extent that the views of the SEC staff, which do not necessarily represent the views of the SEC itself, were to change, the structure of the TEI Fund’s investment in the Master Fund could be adversely impacted, possibly affecting the treatment of UBTI.

Limits of Risk Disclosures

The above discussion covers certain risks associated with an investment in the Funds and the Units, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Funds. Prospective Members should read this entire Memorandum and the applicable Fund’s LLC Agreement and consult with their own advisers before deciding whether to invest in such Fund. An investment in a Fund should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the financial risks of the investment including loss of principal.

MANAGEMENT

The Boards of Managers of the Funds and the Master Fund

The Funds’ Boards and the Master Fund Board provide broad oversight over the operations and affairs of the Funds and Master Fund, respectively, and have overall responsibility to manage and control the business affairs of the Funds and the Master Fund, respectively, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Funds’ and the Master Fund’s business, respectively. The Boards and the Master Fund Board exercise the same powers, authority and responsibilities on behalf of the Funds and the Master Fund, respectively, as are customarily exercised by the board of directors of a registered investment company organized as a corporation or trust.  The Offshore Feeder Fund has two members: the TEI Fund (which serves as the managing member) and the Adviser (which holds only a nominal, non-voting, non-participating interest).  The Offshore Feeder Fund does not have a board of directors. The members of the Offshore Feeder Fund have delegated the day-to-day management, as well as general oversight responsibilities of the Offshore Feeder Fund, to the TEI Fund.  The Board of the TEI Fund therefore effectively makes all decisions on behalf of the Offshore Feeder Fund.

The Managers of the Boards and the Master Fund Board are not required to contribute to the capital of the Funds or the Master Fund or to hold Units of the Funds or an interest in the Master Fund. A majority of the Managers of the Boards and the Master Fund Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Funds and the Master Fund, respectively (collectively, the “Independent Managers”). The Independent Managers perform the same functions for the Funds and the Master Fund as are customarily exercised by the non-interested directors or trustees of a registered investment company organized, respectively, as a corporation or a trust.

The identity of the Managers and officers of the Funds and the Master Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Funds or the Master Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 333 Market Street, 29th Floor, San Francisco, CA 94105.

Managers
Name and Age	Position(s) With the Funds and the Master Fund	Term of Office and Length(1) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex2 Overseen by Manager	Other Directorships Held by Manager
Daniel J. Rauchle, 47*	Manager, President	Indefinite term (since August 1, 2008 for the Master Fund) Indefinite term (since May 25, 2010 for the Funds)	Director of WFAAM and the Chairman of the WFAAM Investment Advisory Board since 2001.	5	None.
Dennis G. Schmal; 63	Manager, Audit Committee Chairperson	Indefinite term (since August 1, 2008 for the Master Fund) Indefinite term (since May 25, 2010 for the Funds)	Self-employed; Board Director and Consultant	5
Director of Grail Advisors ETF Trust (5 Funds) since 2009, Director of the AssetMark mutual funds (13 Funds) since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation since 2005; Director of Varian Semiconductor Equipment Associates since 2004; Director of Merriman Curhan Ford Group since 2003; Director of North Bay Bancorp from 2006 to 2007.

Tim Holmes, 48	Manager, Nominating and Compensation Committee Chairperson	Indefinite term (since August 1, 2008 for the Master Fund) Indefinite term (since May 25, 2010 for the Funds)	Consultant – Coast Asset Management 2009 – 2010; Portfolio Manager of Nuveen Asset Management since 2007; Managing Member/Chief Operating Officer of Ascendant Capital Partners/ BayStar Capital LLC from 2003 to 2006.	5	None.

* Indicates an interested Manager.

(1)
Each Manager serves until death, retirement, resignation or removal from the applicable Board or the Master Fund Board.  Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(2)	The “Fund Complex” is comprised of 5 closed-end registered investment companies, including the Funds, two other feeder funds and the Master Fund.

Principal Officers who are not Managers:

Name and Age	Position(s) With the Fund and the Master Fund	Length of Time Served(1)	Principal Occupation During Past Five Years
Eileen Alden, 40	Treasurer	Since August 1, 2008 for the Master Fund. Since May 25, 2010 for the Funds.
Director of WFAAM and a member of the WFAAM Investment Advisory Board since 2005; Vice President of Wells Fargo Bank since 2007; Member of the Asset Allocation Committees for Wells Fargo Wealth Management since 2007 and Wells Fargo Family Wealth since 2008; Assistant Vice President of Progress Investment Management Company from 2001 to 2005.

Dede Dunegan, 53	Chief Compliance Officer, Secretary	Since August 1, 2008 for the Master Fund. Since May 25, 2010 for the Funds.
CCO of WFAAM since 2005, Vice President and Compliance Manager,  Wells Fargo Wealth Management since 2004; CCO of Nelson Capital Management, LLC from 2005 to 2009; CCO of Osterweis Capital Management from 2000 to 2004.

(1)	Each officer of a Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Leadership Structure and Board of Managers

Among other responsibilities, the Board monitors the performance and quality of services provided by the Funds’ service providers. The Board also approves and oversees compliance by the Funds and service providers with written policies and procedures intended to assure compliance with applicable laws, rules, regulations, and investment policies, as well as addressing possible conflicts of interest.  As a whole and through its Audit and Valuation Committees (described in more detail below), the Board oversees the Adviser’s operations with regard to the Funds and the Funds’ regulatory, financial and investment compliance and risk management.  At each meeting, the Board and each Committee reviews reports regarding the Funds’ operations as well as reports from the Funds’ and the Adviser’s Chief Compliance Officer, who also routinely meets privately with the Independent Managers.  The Board also may discuss particular risks that are not addressed in the Committee process.  In addition, the Chairman of the Board confers with the CCO, the other Managers, the Adviser and counsel to discuss risk management issues.

Mr. Rauchle, the Chairman of the Board, is an “interested person” (as defined in the Investment Company Act) of the Funds.  Because of the small size of the Board, there is no designated lead independent manager.  As Chairman, Mr. Rauchle presides at meetings of the Managers and, as necessary, the Funds’ Members.  Based on the specific characteristics of the Funds, including their size and focus on alternative investments, the Board has determined it appropriate that Mr. Rauchle serve as Chairman.  Prior to each Board meeting, Mr. Rauchle discusses and formulates with Messrs. Schmal and Holmes an agenda to be addressed at the meeting, as well as conferring with other representatives of management and with counsel.

Manager Qualifications

This section discusses, for each Manager, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Manager.  The information in this section should not be understood to mean that any of the Managers is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

Daniel J. Rauchle — Through his experience as a senior executive of financial organizations, Mr. Rauchle contributes his experience in the investment industry to the Board.

Dennis G. Schmal — Through his experience as a senior officer of and board member of financial and other organizations, Mr. Schmal contributes his management and oversight experience to the Board.  The Board also benefits from his experience as a member of the board of other funds and operating companies.

Tim Holmes — Through his experience as a senior executive of financial organizations and portfolio manager, Mr. Holmes contributes his experience in the investment management industry to the Board.

Committees

Audit Committee

The Boards and the Master Fund Board have each formed an Audit Committee composed of the Independent Managers. The functions of the Audit Committees are: (1) to oversee the Funds’, the Offshore Feeder Fund’s and the Master Fund’s accounting and financial reporting policies and practices, its internal controls and, as the applicable Audit Committee may deem necessary or appropriate, the internal controls of certain of the Funds’, the Offshore Feeder Fund’s or the Master Fund’s service providers; (2) to oversee the quality and objectivity of the Funds’, the Offshore Feeder Fund’s or the Master Fund’s financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of an Audit Committee, to act as a liaison between the Funds’, the Offshore Feeder Fund’s or the Master Fund’s independent registered public accounting firm and the Boards or the Master Fund Board, as applicable.  The Chairperson of each Audit Committee, Dennis Schmal, receives an aggregate annual fee from the Fund Complex of $2,000 in connection with serving in such position.  As of the date of this Memorandum, the Audit Committees of the Funds have not met.  (An audit committee of the Offshore Feeder Fund, if any, would be appointed by its members, as appropriate.)

Nominating and Compensation Committee

The Boards and the Master Fund Board have each formed a Nominating and Compensation Committee composed of the Independent Managers.  The Nominating and Compensation Committees are responsible for nominating candidates for election or appointment as Independent Managers and undertaking such other duties as shall be required of the Nominating and Compensation Committee from time to time by the Boards and the Master Fund Board. Each Nominating and Compensation Committee will consider nominees recommended by Members provided such recommendations are provided with reasonable advance written notice to the Chairperson.  The Chairperson of each Nominating and Compensation Committee, Tim Holmes, receives no additional compensation in connection with serving in such position.  As of the date of this Memorandum, the Nominating and Compensation Committees of the Funds have not met.

Valuation Committees

The Boards and the Master Fund Board have formed Valuation Committees composed of all the Managers. Each Valuation Committee is responsible for: (i) periodically reviewing the Funds or the Master Fund’s procedures for valuing securities, as applicable, and making any recommendations to the Fund or the Master Fund with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the Board and the Master Fund Board, as applicable, in connection therewith (whether such information is provided only to the applicable Valuation Committee or to the applicable Valuation Committee and the applicable Board or the Master Fund Board simultaneously). The Chairperson of the Valuation Committees, Daniel J. Rauchle, receives no additional compensation in connection with serving in such position. As of the date of this Memorandum, the Valuation Committees of the Funds have not met.

Compensation(1)

Name of Director	Aggregate Compensation from the Funds	Total Compensation from the Fund Complex
Daniel J. Rauchle	$0	$0

Dennis G. Schmal	$5,600	$20,000

Tim Holmes	$5,200	$18,000

(1)	Information provided in this table is based upon estimated payments to the Managers for the Fund’s initial fiscal year ending January 31, 2011.

No Manager or officer of the Funds currently owns any Units of the Funds.

Each Independent Manager receives from the Fund Complex, in the aggregate, a retainer fee at the annual rate of $8,000.  Each Independent Manager will also receive an aggregate fee from the Fund Complex of $2,000 per meeting of the Funds’ Boards and Master Fund Board, and, as set forth above in “Committees – Audit Committee,” Dennis Schmal receives an aggregate fee from the Fund Complex of $2,000 annually for his service as Chairperson of the Audit Committee.  (The Fund Complex expects to hold in the aggregate four joint meetings per year.)  These fees are allocated between each fund in the Fund Complex. Independent Managers are reimbursed by the Fund Complex for their travel and out-of-pocket expenses related to Board meetings. The Managers do not receive any pension or retirement benefits from the Fund Complex. The officers of the Funds do not receive any additional compensation from the Fund Complex.  The Offshore Feeder Fund does not compensate the Managers.

The Offshore Feeder Fund

The Offshore Feeder Fund is not registered under the 1940 Act and serves as an intermediate entity through which the TEI Fund invests in the Master Fund.  The Offshore Feeder Fund makes no independent investment decisions and has no investment or other discretion over the investable assets.

The Offshore Feeder Fund serves, as more fully discussed below regarding taxation, to act such that UBTI generated by the investment activities of the Master Fund (and the Trusts) is not ultimately incurred by a Member of the TEI Fund.  The Offshore Feeder Fund is organized under the laws of the Cayman Islands as a LDC and is subject to the taxation provisions of the Cayman Islands.  An LDC organized in the Cayman Islands offers limited liability to its members.  Such an entity generally may only carry on activities in the Cayman Islands in furtherance of its overseas (non-Cayman Islands) activities.  The Offshore Feeder Fund has a limited duration of 30 years, as required by Cayman Island law, and has two members; the TEI Fund, which serves as the managing member, and the Adviser, which holds only a nominal, non-voting, non-participating interest in the Offshore Feeder Fund.  It is anticipated that, upon expiration of the Offshore Feeder Fund’s duration, another entity substantially equivalent to the Offshore Feeder Fund, will be substituted.  The TEI Fund and the Adviser have delegated all day-to-day management and general oversight responsibilities of the Offshore Feeder Fund to the TEI Fund as the managing member.  Therefore, all decisions involving the Offshore Feeder Fund effectively are controlled by the TEI Fund’s Board.  The Offshore Feeder Fund has no independent investment discretion or other decision-making capabilities, and serves for the benefit of the TEI Fund under the control of the TEI Fund’s Board.  The Offshore Feeder Fund has no members or investors other than the TEI Fund and the Adviser.

THE ADVISER

General

The investment adviser of the Funds and the Master Fund is WFAAM, a limited liability company organized under the laws of the state of Delaware.  WFAAM is a wholly owned subsidiary of Wells Fargo Investment Group, Inc., which is a wholly owned subsidiary of Wells Fargo.

WFAAM is registered with the SEC as an investment adviser under the Advisers Act.  The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  The Adviser is exempt from registering as a “commodity trading advisor” with the CFTC under CFTC Rule 4.14(a)(8), and the Fund and Master Fund each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.

Biographies of certain of WFAAM principals having portfolio management responsibility for the Funds and the Master Fund (“WFAAM Managers”) are below:

Daniel J. Rauchle, President.  Mr. Rauchle is a Director of WFAAM and the Chairman of the WFAAM Investment Advisory Board.  In addition, Mr. Rauchle is a Senior Vice President of Wells Fargo Bank, and is responsible for the oversight of Wells Fargo’s proprietary alternative investment strategies.  Mr. Rauchle has also served as a Director with Charles Schwab & Co.’s Investment Management and Retirement Plan Services divisions.  Prior to Charles Schwab & Co., Mr. Rauchle was Managing Director of US Bancorp’s Qualivest mutual fund complex as well as Portfolio Manager of the Qualivest International Opportunities Fund.  Mr. Rauchle holds a BBA in Finance, an MBA in Finance & Investments as well as Real Estate from the University of Wisconsin, and a JD from the University of Wisconsin School of Law.

Eileen Alden, Treasurer and Director.  Ms. Alden is a Director of WFAAM and a member of the WFAAM Investment Advisory Board, and is responsible for WFAAM investment operations, research and analysis.  In addition, Ms. Alden is a Vice President of Wells Fargo Bank and a member of the Asset Allocation Committee for the Wealth Management Group and Family Wealth Group.  Prior to joining WFAAM in 2005, Ms. Alden was Assistant Vice President at Progress Investment Management Company, an institutional asset management firm specializing in multi-manager products, where she conducted emerging manager research and new product development.  Before joining Progress, she was the Director of Fund Management at Meridian Investment Management, an investment advisor managing alternative investment products for overseas clients.  At Meridian, she led the development of new offshore hedge fund-of-funds, performing manager research, asset allocation, and operations management.  Earlier in her career she was an analyst at Fidelity and State Street.  She is a graduate of the University of North Carolina at Chapel Hill, and is a member of the 100 Women in Hedge Funds organization.

Subject to policies adopted by the Funds’ Boards and the Master Fund Board and applicable law, the Adviser is responsible for the day-to-day management of the Funds and the Master Fund and for the allocation of the Master Fund’s assets to various Trusts.  The Adviser’s investment professionals will devote such time to the ongoing operations of the Master Fund as they deem appropriate in order to implement and monitor their investment program.

Other Accounts Managed Table

(As of April 30, 2010)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
WFAAM Manager	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Daniel J. Rauchle	0	0	2	63,810,000	0	0
Eileen Alden	0	0	2	63,810,000	0	0

* Not including the Master Fund, the Funds or the Offshore Feeder Fund.

Of the information provided in the above table, the following are the number of accounts and respective total assets managed by the WFAAM Managers that may pay a performance-based fee:

Performance-Based Fee Accounts Information
(As of April 30, 2010)

Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
0	0	0	0	0	0

Real, potential or apparent conflicts of interest may arise because WFAAM has day-to-day portfolio management responsibilities with respect to more than one fund. WFAAM manages other pooled investment vehicles with investment strategies similar to the Funds.  Fees earned by the Adviser may vary among these accounts, and the WFAAM managers may personally invest in these accounts.  These factors could create conflicts of interest because the WFAAM managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Funds. A conflict may also exist if the WFAAM managers identify a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the WFAAM managers may execute transactions for another account that may adversely impact the value of securities held by a Fund.  However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the WFAAM managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser will allocate investment opportunities, including those with respect to the Trusts, among the Master Fund and other accounts with similar investment strategies fairly and equitably over time and will not favor certain accounts over others, whether advised by the Adviser or an affiliate.  The Adviser also will not favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors.  The Adviser will supervise the allocation of transaction costs and investment opportunities among accounts.  The Chief Compliance Officer of the Adviser will review its activity to ensure that the Adviser is not unfairly favoring any accounts.  Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives.  The Adviser will make every reasonable effort to allocate opportunities fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.

Compensation

Compensation for the WFAAM Managers is a combination of a fixed salary and a bonus. The bonus paid to a WFAAM Manager for any year may be tied, in part, to the performance of the Funds or Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFRX Index, HFR Fund of Funds Composite Index, or a peer group of hedge fund of funds deemed to be similar in structure, investment objective, and risk profile as determined by the senior management of the Adviser. The amount of salary and bonus paid to the WFAAM Managers is based on a variety of factors, including the financial performance of the Adviser, financial performance of Wells Fargo as the parent company of the Adviser, execution of managerial responsibilities, effective oversight of risk and compliance objectives, fund performance, client interactions and teamwork support. WFAAM Managers may also participate in other forms of non-cash compensation provided through Wells Fargo, including a 401k plan that enables them to direct a percentage of their pre-tax salary and certain parent company matching contributions into a tax-qualified retirement plan as well as eligibility to participate in stock option plans with Wells Fargo.

Ownership

None of the Managers or officers currently owns any Units.

FEES AND EXPENSES

The Advisory Agreement

Pursuant to the terms of an investment advisory agreement entered into between the Master Fund and the Adviser dated as of July 31, 2008 (the “Advisory Agreement”), the Adviser is responsible for developing, implementing and supervising the Master Fund’s continuous investment program in a manner consistent with the investment objective and policies of the Master Fund and in connection therewith shall regularly provide investment advice and recommendations to the Master Fund with respect to its investments, investment policies and purchases and sales of securities for the Master Fund and arranging for the purchase and sale of such securities.

As compensation for services and facilities required to be provided by the Adviser under the Advisory Agreement, the Master Fund pays the Adviser each month a Management Fee equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding Master Fund Interests determined as of the last Business Day of that month (before any repurchases of Master Fund Interests).  A portion of the Management Fee may be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Units.

The Advisory Agreement was initially approved by the Master Fund Board (including a majority of the Master Fund Board’s Independent Managers), at a meeting held in person on July 17, 2008, and may be continued in effect from year to year if such continuance is approved annually by the Master Fund Board or by vote of a majority of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the Master Fund’s Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by the Master Fund Board; by vote of a majority of the outstanding voting securities of the Master Fund (that is, the lesser of 50% of the outstanding voting securities or 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Master Fund are present or represented by proxy); or by the Adviser.  The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that in the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties thereunder, (b) reckless disregard by the Adviser of its obligations and duties thereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services (in which case any award of damages is limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser is not subject to any liability whatsoever to the Master Fund or to any member thereof for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services thereunder including, without limitation, for any losses that may be sustained in connection with any investment, adoption of any investment policy, or the purchase, holding, retention or sale of any security on behalf of the Master Fund.

In addition, each Fund’s Board has approved a services agreement entered into among the Funds and the Adviser under the same terms, except as set forth in the next sentence.  Under such agreement, the Funds do not pay the Adviser a fee if and for so long as the Funds are invested in the Master Fund.

The Adviser or its designee maintains the Master Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, which is the address of the Administrator.

Investor Servicing Fee

Each Fund pays to the Adviser the Investor Servicing Fee, which is a quarterly Member servicing fee equal to 0.75% (on an annualized basis) of such Fund’s average month-end net assets during the applicable quarter, payable in arrears.  The Adviser pays such fee to Intermediaries, which are broker-dealers and other financial intermediaries, to compensate such Intermediaries for providing on-going investor services to their clients who are Members.  The Adviser or its affiliates also may pay additional compensation from their own resources to Intermediaries.

Member services and administrative assistance may include, but shall not be limited to, establishment of Member accounts on the Fund’s books, communicating periodically with Members and providing information about the Funds, Units, and repurchase offers for Units, handling correspondence from Members about their accounts, maintaining account records, receiving, aggregating and processing purchase and repurchase transactions, providing and keeping retirement plan records, acting as the sole Member of record and nominee for Members, providing beneficial owners with account statements, processing distributions, issuing reports to Members and transaction confirmations, providing subaccounting services for Units held beneficially, forwarding Member communications to beneficial owners, receiving, tabulating, transmitting proxies executed by beneficial owners, general account administration activities, and providing such other administration services as may be agreed upon from time to time.

Administrative, Accounting, Custody, Transfer Agent and Registrar Services

The Administrator provides certain administrative services to the Fund, the Offshore Feeder Fund and the Master Fund.  The Custodian serves as the Funds’, the Offshore Feeder Fund’s and the Master Fund’s custodian.  In consideration of these services, the Funds and the Master Fund will pay the Administrator and the Custodian the Administration Fee and the Custodian Fee, respectively, determined as of the last Business Day of each calendar month and paid monthly.  Such fees will vary based on assets of the Funds.  The Funds will also, based upon their interest in the Master Fund, bear a proportionate interest in the Administration Fee and Custodian Fee paid by the Master Fund.  The principal business address of the Administrator is 400 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809, and the principal business address of the Custodian is 8800 Tinicum Blvd., Philadelphia, PA 19153.

The Adviser also acts in an administrative servicing role to the Funds, whereby it provides certain services to the Funds.  These services include, among others, certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including the Administrator and the Custodian, which provide other administrative and custodial services to the Funds and Master Fund.  In consideration of the Funds’ investment in the Master Fund, to which the Adviser serves as investment adviser, the Funds and the Adviser have agreed that the Adviser will not receive compensation from the Funds for providing such certain services.

Each Fund will pay its start-up, offering and organizational expenses. These expenses include the cost of preparing this Memorandum and the LLC Agreements, the expenses incurred in offering and selling Units, and other legal, accounting, and administrative expenses related thereto.  Organizational costs for the Funds in the aggregate will be incurred as an expense at the time of commencement of operations, and remaining offering costs will be amortized over each Fund’s first 12 months of operation.

Underlying Trust Fees

The Master Fund invests substantially all its assets in the Trusts.  The Trustee of the Umbrella Trust and each Trust is Butterfield Trust (Bermuda) Limited.  The investment manager of the Umbrella Trust and each Trust is HFR, whose managing member is HFR Group, L.L.C., also a Delaware limited liability company.  HFR Asset Management L.L.C. is registered as an investment adviser under the Advisers Act.

Each Fund, through the Master Fund, also indirectly bears fees and expenses as an investor in the Trusts.  Each series of each Trust will pay HFR a management fee, accrued monthly and paid quarterly.  The fee rate will vary and is expected to range from 1.10% to 2.60% annually of the net asset value of that series.  Additionally, HFR will generally receive an incentive allocation from each series of each Trust equal to 20% of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.  Net new appreciation of a series as of the end of a performance period is the excess of the net asset value of the series as of that day over the highest net asset value of the series as of the end of any previous performance period or the net asset value of the series on the date of its issuance.  The performance period for a Trust may be based on a calendar year or other period such as a calendar quarter.  Each Trust will issue units of beneficial interest in multiple series so as to facilitate the calculation of the incentive allocation.  These fees are also payable on redemption from a Trust.  HFR receives the fees and in turn compensates the Trading Managers.

HFR receives an administrative services fee of 0.25% per annum from each Trust.  Each Trust also incurs transactional expenses, including brokerage costs and margin interest costs, and fees and expenses of its trustee, custodian, and administrator.  Because the fees and expenses reduce the net return to the Funds, a Member indirectly bears these transactional expenses and fees.

HFR is not involved with the creation, offering, marketing or administration of the Funds or the Units and has no obligation with respect to the Funds or the Units.

Other Expenses of the Funds, the Offshore Feeder Fund and the Master Fund

Each Fund ordinarily will bear all expenses incurred in its business and operations. Expenses borne by a Fund include, but are not limited to, the following:

●
all costs and expenses directly related to investment transactions and positions for that Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in the Trusts;

●	all costs and expenses associated with the operation and registration of that Fund, offering costs and the costs of compliance with applicable federal and state laws;

●
attorneys’ fees and disbursements associated with updating that Fund’s registration statement, this Memorandum and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; and attorneys’ fees and disbursements associated with the preparation and review thereof;

●	all costs and expenses associated with the organization and operation of separate Trusts managed by Trading Managers in which that Fund invests;

●	the costs and expenses of holding meetings of that Fund’s Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

●
the fees and disbursements of that Fund’s counsel, legal counsel to the Independent Managers, if any, auditing and accounting expenses and fees and disbursements for independent accountants for that Fund, and other consultants and professionals engaged on behalf of that Fund;

●	all costs and expenses associated with that Fund’s repurchase offers;

●	the fees payable to custodians and other persons providing administrative services to that Fund;

●	the costs of a fidelity bond and any liability insurance obtained on behalf of that Fund, that Fund’s Board or indemnitees;

●	all costs and expenses of preparing, setting in type, printing, and distributing reports and other communications to Members;

●	the Investor Servicing Fee;

●	all expenses associated with computing that Fund’s net asset value, including any equipment or services obtained for these purposes; and

●	such other types of expenses as may be approved from time to time by the applicable Board.

The Master Fund bears all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement.  Expenses borne by the Master Fund include, but are not limited to, the following:

●
all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, including, but not limited to, brokerage commissions (if any), research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Trusts;

●	all costs and expenses associated with the operation and registration of the Master Fund under, and compliance with, any applicable federal and state laws;

●
attorneys’ fees and disbursements associated with updating the Master Fund’s registration statement, its Private Placement Memorandum, if any, and other offering related documents; the costs of printing those materials and distributing them to prospective investors; and attorneys’ fees and disbursements associated with the preparation and review thereof;

●	all costs and expenses associated with the organization and operation of separate Trusts managed by Trading Managers in which the Master Fund invests;

●
the costs and expenses of holding meetings of the Master Fund Board and any meetings of interest holders of the Master Fund, including costs associated with the preparation and dissemination of proxy materials;

●
the fees and disbursements of the Master Fund’s counsel, legal counsel to the Independent Managers, if any, auditing and accounting expenses and fees and disbursements for independent accountants for the Master Fund, and other consultants and professionals engaged on behalf of the Master Fund;

●	all costs associated with Master Fund repurchase offers;

●	the Management Fee;

●	the fees payable to custodians and other persons providing administrative services to the Master Fund;

●	the costs of a fidelity bond and any liability insurance obtained on behalf of the Master Fund, the Master Fund Board or indemnitees;

●	all costs and expenses of preparing, setting in type, printing, and distributing reports and other communications to interest holders of the Master Fund;

●	all expenses associated with computing the Master Fund’s net asset value, including any equipment or services obtained for these purposes;

●	all charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund; and

●	such other types of expenses as may be approved from time to time by the Master Fund Board.

The Trusts bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Master Fund. The Trading Managers generally will charge asset-based fees to and receive performance-based allocations from the Trusts, which will generally reduce the investment returns of the Trusts and the amount of any distributions from the Trusts to the Master Fund. These expenses, fees, and allocations will be in addition to those incurred by the Master Fund itself.  See “FEES AND EXPENSES – Trust Fees” for more information.

CONTROL PERSONS

Before the commencement of the Funds’ operations, the Adviser (or an affiliate of the Adviser) may be deemed to control the Funds and Master Fund.

SUBSCRIPTIONS FOR UNITS

Subscription Terms

Each Fund currently intends to accept initial and additional subscriptions for Units made after the closing date and the commencement of that Fund’s investment operations only once each month, effective as of the opening of business on the first Business Day in that month at the relevant net asset value per Unit (“Unit Value”) of the Fund as of the close of business on the last Business Day of the prior month. The Fund’s Board may discontinue accepting subscriptions at any time. All subscriptions are subject to the receipt of cleared funds in the full amount of the subscription at least four Business Days prior to the applicable subscription date. Although a Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Member may not become a Member until cleared funds have been received, and the prospective Member is not entitled to interest or performance returns until accepted as a Member. The prospective Member must also submit a completed subscription agreement at least seven Business Days prior to the applicable subscription date. The Funds reserve the right to reject any subscription for Units.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted.  The minimum initial investment in a Fund is $50,000.  However, the minimum initial investment in a Fund from an investor who subscribes for Units via a batched or grouped electronic submission to the Administrator is reduced to $25,000.  The minimum additional investment in a Fund is $10,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Units.

Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by any Member must be made in U.S. dollars, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner as the Fund, and where appropriate, the Master Fund, value their other assets.

Each new Member of a Fund must agree to be bound by all of the terms of that Fund’s LLC Agreement, which appears in Appendix A. Each potential Member must also represent and warrant in a subscription agreement, among other things, that the Member is an Eligible Investor as described below and is purchasing a Unit for its own account and not with a view to the distribution, assignment, transfer or other disposition of the Unit.

Member Qualifications

Each investor in the Taxable Investor Fund or the TEI Fund will be required to represent that he, she or it is acquiring Units directly or indirectly for the account of a Taxable Eligible Investor or TEI Eligible Investor, respectively.

Each investor in the Taxable Investor Fund or the TEI Fund must certify that the Units subscribed for are being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the 1933 Act.

An “accredited investor” is one or more of the following:

●	Any bank, as defined in Section 2(13) of the 1933 Act, acting in its individual or fiduciary capacity;

●	Any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, acting in its individual or fiduciary capacity;

●	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

●	Any insurance company as defined in Section 2(a)(13) of the 1933 Act;

●	Any investment company registered under the 1940 Act or a business development company as defined in Section 2(a)(48) of the 1940 Act;

●	Any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

●
Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

●
Any natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of Units that exceeds $1,000,000 (“net worth” for this purpose means total assets in excess of total liabilities);

●	Any private business development company as defined in Section 202(a)(22) of the Advisers Act;

●
Any trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of acquiring Units and (iii) of which the person responsible for directing the investment of assets in the relevant Fund has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

●	Any Manager or executive officer of the Fund;

●
Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

●
Any employee benefit plan within the meaning of ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

●
Any organization described in section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000; or

●	An entity in which all of the equity owners meet the qualifications set forth above.

In addition, each TEI Eligible Investor must be either: (1) exempt from U.S. federal income taxation under the Code or (2) a non-”United States person” as defined in the Code.

Tax-exempt investors include (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts (“IRAs”) (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities.

A “United States person” is defined in the Code as (a) a citizen or resident of the United States; or (b) a partnership created or organized in the United States or under the laws of the United States or any state or the District of Columbia; or (c) a corporation created or organized in the United States or under the laws of the United States or any state or the District of Columbia; or (d) an estate (other than a “foreign estate,” as that term is defined by the Code); or (e) a trust, with respect to which (1) a court within the United States is able to exercise primary supervision over the administration of the trust and (2) one or more United States fiduciaries have the authority to control all substantial decisions of the trust.  The Code defines a “foreign estate” as “an estate the income of which, from sources without the United States which is not effectively connected with the conduct of a trade or business within the United States, is not includible in gross income under the Code.”

After their initial purchase, existing Members subscribing for additional Units of the Taxable Investor Fund or the TEI Fund will be required to verify their status as Taxable Eligible Investors or TEI Eligible Investors, respectively, at the time of the additional subscription. Members must complete and sign a subscription agreement or other documents verifying that they meet the applicable requirements before they may invest in a Fund.

Various brokers that enter into selling agreements with the Placement Agents, if any, may use differing subscription agreements or other documents, which cannot, however, alter the Taxable Investor Fund’s requirement that a Member be a Taxable Eligible Investor or the TEI Fund’s requirement that a Member be a TEI Eligible Investor.

REPURCHASES AND TRANSFERS OF UNITS

No Right of Redemption

No Member of a Fund or other person holding Units of a Fund acquired from a Member will have the right to require the applicable Fund to redeem those Units. There is no public market for Units, and none is expected to develop. Units are generally not freely transferable, and liquidity will normally be provided only through limited repurchase offers that may be made from time to time by the Funds. Any transfer of Units in violation of a Fund’s LLC Agreement, which requires Board approval of any transfer, will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the applicable Fund, as described below.

Repurchases of Units

Each Fund from time to time will offer to repurchase outstanding Units pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the applicable Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding Units.

Each Board will cause the applicable Fund to make offers to repurchase Units from Members pursuant to written tenders only on terms it determines to be fair to such Fund and to Members or persons holding Units acquired from Members. When a Board determines that the applicable Fund will repurchase Units, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Units during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from the applicable Fund. If a repurchase offer is oversubscribed by Members (and not increased by the Board), the applicable Fund will repurchase only a pro rata portion of the Units tendered by each Member.

In determining whether a Fund should repurchase Units from Members pursuant to written tenders, that Fund’s Board will consider a variety of factors. Each Board expects that the corresponding Fund will ordinarily offer to repurchase Units from Members quarterly with March 31, June 30, September 30 and December 31 valuation dates (or, if any such date is not a Business Day, on the last Business Day of such calendar quarter).  The Adviser currently expects that it will recommend to the Boards that the Funds make their initial offer to repurchase Units from Members with a valuation date of December 31, 2010.  Each Board will consider the following factors, among others, in making its determination:

(1)           whether any Members have requested to tender Units to the applicable Fund;

(2)           the liquidity of the applicable Fund’s assets;

(3)           the investment plans and working capital requirements of the applicable Fund;

(4)           the relative economies of scale with respect to the size of the applicable Fund;

(5)           the history of the applicable Fund in repurchasing Units;

(6)           the economic condition of the securities markets; and

(7)           the anticipated tax consequences of any proposed repurchases of Units.

Consistent with these factors, its duties to all investors and treatment of a Fund as a partnership under the federal taxation laws, each Fund’s Board intends to accommodate requests to repurchase Units.

Each Fund’s assets consist primarily of interests in the Master Fund. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, a Fund may find it necessary to liquidate a portion of its interest in the Master Fund. The TEI Fund’s interests in the Master Fund are held through the Offshore Feeder Fund, which is controlled by the TEI Fund.  Because interests in the Master Fund may not be transferred, the TEI Fund may withdraw a portion of its interest in the Master Fund only pursuant to repurchase offers by the Master Fund made to the Offshore Feeder Fund and a distribution from the Offshore Feeder Fund to the TEI Fund of the proceeds.  Similarly, the Taxable Investor Fund may withdraw a portion of its interest with the Master Fund only pursuant to repurchase offers by the Master Fund.  The Funds will not conduct a repurchase offer for Units unless the Master Fund simultaneously conducts a repurchase offer for its interests.

The Master Fund Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit each Fund to meet its obligations under its repurchase offers. However, there are no assurances that the Master Fund Board will, in fact, decide to undertake such a repurchase offer. The Funds cannot make repurchase offers larger than the sum of the repurchase offers made by the Master Fund. The Master Fund will make repurchase offers, if any, to all of its members on the same terms. This practice may affect the size of the Master Fund’s offers.

Subject to the Master Fund’s investment restriction with respect to borrowings, the Master Fund may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

Each Board will determine that its corresponding Fund may repurchase Units from Members pursuant to written tenders only on terms such Board determines to be fair to that Fund and its Members. When a Board determines that its corresponding Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer and containing information that Members should consider in deciding whether to tender Units for repurchase. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Units from the applicable Fund during the period the offer remains open.

Payment for repurchased Units may require the Funds directly or indirectly to liquidate a portion of their respective interests in the Master Fund, which may, in turn, be required to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, which may result in losses, and may increase the Master Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Master Fund Board) to attempt to minimize potential losses and turnover resulting from the repurchase of Units.

When Units are repurchased by a Fund, Members will generally receive cash distributions equal to the value of the Units repurchased. However, in the sole discretion of each Fund, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by the Master Fund (in the case of the TEI Fund, indirectly through the Offshore Feeder Fund), or partly in cash and partly in-kind. The Funds do not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that a Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on a Fund or on Members not tendering Units for repurchase. See “RISK FACTORS — Principal Risk Factors Relating to the Funds’ Structure – Other Investors in the Master Fund” for more information.  Repurchases will be effective after receipt of all eligible written tenders of Units from Members and acceptance by the applicable Fund.

Trusts may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Master Fund’s withdrawal of all or a portion of its interest in a Trust, the Master Fund may receive securities that are illiquid or difficult to value, and which may cause the Master Fund to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund’s portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of its interests held by Members.

Repurchase Procedures

The Taxable Investor Fund may need to effect a withdrawal from the Master Fund to pay for the Units being repurchased.  The TEI Fund may need to effect a withdrawal from the Offshore Feeder Fund and the Offshore Feeder Fund from the Master Fund to pay for the Units being repurchased. The Master Fund, in turn, may need to effect redemptions from the Trusts to pay for the repurchase of a Fund’s interest in the Master Fund. Due to liquidity constraints associated with the Master Fund’s investments in the Trusts, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of the applicable Valuation Date.  “Valuation Date” means the last Business Day of each calendar quarter, or any other date chosen by the applicable Board, in its discretion.  Units being tendered by Members pursuant to a repurchase offer must be tendered by Members at least thirty (30) days prior to the applicable Valuation Date.  Each Fund will pay the repurchase price for tendered Units approximately, but no earlier than, thirty (30) days after the applicable Valuation Date.  Payment of the repurchase price for Units will consist of cash in an amount equal to such percentage (generally expected to be 100% or 90%), as may be determined by the applicable Board, of the estimated unaudited Net Asset Value of the Units repurchased by the applicable Fund determined as of the Valuation Date relating to such Units (the “Initial Payment”). Each Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the applicable Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited Net Asset Value, the balance of such estimated Net Asset Value.  Each Fund will pay the balance, if any, of the purchase price based on the audited financial statements of that Fund for the fiscal year in which such repurchase was effective.  This amount will be subject to adjustment upon completion of the annual audit of such Fund’s financial statements for the fiscal year in which the repurchase is effected.  (It is expected that the Funds’ annual audit will be completed within 60 days after the end of each fiscal year.)  The applicable Board may, however, pay a portion of the repurchase price in securities having a value, determined as of the applicable Valuation Date, equal to the fair market value of such securities.

Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the applicable Fund.  The Adviser currently expects that it will recommend to the Boards that the Funds make their initial offers to repurchase Units from Members with a valuation date of December 31, 2010.

If a repurchase offer is oversubscribed by Members who tender Units for repurchase (and not increased), the applicable Fund will repurchase only a pro rata portion of the Units tendered by each Member.  In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum capital account balance equal to such amount as may be fixed from time to time by the applicable Board, currently $25,000.  Each Fund maintains the right to reduce the portion of Units to be repurchased from a Member so that the required minimum capital account balance is maintained or to repurchase all of the tendering Member’s Units.

Repurchases of Units by the Funds are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.

Mandatory Repurchase by the Funds

Each Fund’s LLC Agreement provides that such Fund may repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if:

●	Units have been transferred or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member;

●
Ownership of the Units by the Member or other person will cause such Fund to be in violation of, or subject such Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

●	Continued ownership of the Units may subject such Fund or any of its Members to an undue risk of adverse tax or other fiscal consequences;

●
Such Member’s continued participation in such Fund may cause such Fund to be classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the Treasury Regulations (the “Regulations”) thereunder;

●	Any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or

●	It would be in the best interests of such Fund, as determined by the applicable Board in its sole and absolute discretion, for the Fund to repurchase such Units.

Members whose Units, or a portion thereof, are redeemed by a Fund will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Member’s purchase of Units.

Transfers of Units

No person may become a substituted Member without the written consent of the applicable Board, which consent may be withheld for any reason in its sole and absolute discretion. Units may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or (ii) with the written consent of the applicable Board (which may be withheld in its sole and absolute discretion).  Without limiting the foregoing, the Boards generally will not consent to a transfer unless the transfer is: (A) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts, and contributions to family partnerships), (B) to members of the Member’s immediate family (brothers, sisters, spouse, parents, and children), (C) as a distribution from a qualified retirement plan, or (D) a transfer to which the Board may consent pursuant to the following sentence.  The Boards may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole and absolute discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Boards will consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the applicable Fund to be treated as a “publicly traded partnership” taxable as a corporation.  Notice to a Fund of any proposed transfer must include evidence satisfactory to that Fund that the proposed transferee meets any requirements imposed by that Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer Units unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Units if the transfer involves less than all of such Member’s Units, is at least equal to that Fund’s minimum investment requirements.

Any transferee meeting a Fund’s eligibility requirements that acquires Units in such Fund by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or otherwise will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of the applicable LLC Agreement, but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in that LLC Agreement. If a Member transfers Units with the approval of the applicable Board, the applicable Fund will promptly take all necessary actions to admit such transferee or successor to that Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the applicable Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, the applicable Fund reserves the right to redeem its Units. Any transfer of Units in violation of the applicable LLC Agreement will not be permitted and will be void.

Each LLC Agreement provides, in part, that each Member has agreed to indemnify and hold harmless the Fund, the Managers, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of such LLC Agreement or any misrepresentation made by such Member in connection with any such transfer.

CALCULATION OF NET ASSET VALUE

The Funds and the Offshore Feeder Fund will compute their net asset value as of the last Business Day of each “fiscal period” (as defined under “Units and Capital Accounts” below). Such computation is expected to occur on a monthly basis and other times at the applicable Board’s discretion. In determining their net asset value, the Funds and the Offshore Feeder Fund will value their investments as of such fiscal period end.  The net asset value of the Taxable Investor Fund, the TEI Fund and the Offshore Feeder Fund will equal the value of the assets of the Taxable Investor Fund, TEI Fund and the Offshore Feeder Fund, respectively, less all of each entity’s liabilities, including accrued fees and expenses.  It is expected that the assets of the Taxable Investor Fund will consist primarily of the Taxable Investor Fund’s interest in the Master Fund.  The Taxable Investor Fund will value its interest in the Master Fund at the net asset value provided by the Master Fund to the Taxable Investor Fund.  It is expected that the assets of the TEI Fund will consist primarily of the TEI Fund’s interest in Offshore Feeder Fund.  In computing its net asset value, the TEI Fund will value its interest in the Offshore Feeder Fund at the value of that Offshore Feeder Fund’s interest in the Master Fund, and the Offshore Feeder Fund will value its interest in the Master Fund at the net asset value provided by the Master Fund to the Offshore Feeder Fund and the  Taxable Investor Fund.

The Master Fund Board has approved procedures pursuant to which the Master Fund values its investments in the Trusts at fair value. As a general matter, the fair value of the Master Fund’s interest in a Trust will represent the amount that the Master Fund could reasonably expect to receive from a Trust or from a third party if the Master Fund’s interest were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Trust in accordance with the Trust’s valuation policies and reported by the Trustee at the time of such valuation to the Master Fund or the Administrator. The pricing provided by the Trusts will ordinarily be confirmed by the Administrator and reviewed by the Adviser.  Under some circumstances, the Master Fund or the Adviser may determine, based on other information available to the Master Fund or the Adviser, that a Trust’s reported valuation does not represent fair value. In addition, the Master Fund may not have a Trust’s reported valuation as of a particular fiscal period end — for example, in the event that a Trust does not report a fiscal period end value to the Master Fund on a timely basis. In such cases, the Master Fund would determine the fair value of such a Trust based on any relevant information available at the time the Master Fund values its portfolio, including the most recent value reported by the Trust.  Any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Master Fund’s valuation date.

When investing in any Trust, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Trust.  As a general matter, such review will include a determination of whether the Trust utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by the Master Fund Board provide that the Adviser will review the valuations provided by the Trustee, neither the Adviser nor the Master Fund Board will be able to confirm independently the accuracy of valuation calculations provided by the Trustee.

The Funds’ Boards have also established procedures for the valuation of investment securities, if any, held directly by the Funds, and the Master Fund Board has established substantially similar procedures for the valuation of investment securities held directly by the Master Fund. In general, those procedures are as follows:

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on NASDAQ are valued as follows:

(1)	If last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day; or

(2)
If last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “asked” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	At the last sale price available to the pricing service approved by the applicable Fund’s Board and the Master Fund Board; or

(2)
At the last sale price obtained by the applicable Fund, the Master Fund, or the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date; or

(3)	At the mean between the “bid” and “asked” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the applicable Fund’s Board and the Master Fund Board or obtained by such Fund, the Master Fund, or the Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1)	Debt instruments that have a maturity of more than 397 days when issued;

(2)	Debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days;

(3)	Non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less; and

(4)	Puts, calls and futures that are not traded on an exchange or on NASDAQ.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Funds’ Boards and the Master Fund Board. If the Funds, the Master Fund, or the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available). The Master Fund’s interests in Trusts will not have readily available market quotations and will be valued at their “fair value,” as determined under procedures established by the Master Fund Board.  With respect to the Master Fund’s interests in Trusts, the Administrator of the Master Fund will normally rely on valuation information provided by the Trustee, in consultation with HFR, as being the “fair value” of such investments. (If at any time the Master Fund invests its assets in private investment funds other than the Trusts, it will normally rely on valuation information provided by the investment managers or administrators of such private investment funds as being the “fair value” of such investments.) The pricing provided by the Trustee ordinarily be confirmed by the Master Fund’s Administrator and reviewed by the Adviser. The Master Fund Board, however, will consider such information provided by Trading Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Trading Manager does not represent the “fair value” of the Master Fund’s interests in the Trusts.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Funds or the Adviser may use pricing services approved by the applicable Board or Master Fund Board, respectively.  The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity.  Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Funds or the Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the London foreign exchange market on a particular Business Day that are provided by a bank, dealer, or pricing service that the Funds or the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

The Funds’ and Master Fund’s valuation procedures require the Funds, Master Fund and the Adviser to consider relevant information available at the time that the Funds and the Master Fund value their respective portfolios. The Adviser and/or the Master Fund Board will consider such information, and may conclude in certain circumstances that the information provided by the Trustee does not represent the fair value of the Master Fund’s interests in the Trust. Although redemptions of interests in the Trusts are subject to advance notice requirements, the Trusts will typically make available net asset value information to their investors that will represent the price at which, even in the absence of redemption activity, the Trusts would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Trust’s governing documents, it would be necessary to effect a mandatory redemption.  Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Trust, the Master Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with generally accepted accounting principals, the Master Fund may not apply a discount in cases where there was no contemporaneous redemption activity in a particular Trust. In other cases, as when a Trust imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Trust interests, the Master Fund may determine that it is appropriate to apply a discount to the net asset value of the Trusts.  Any such decision would be made in good faith, and subject to the review and supervision of the Master Fund Board.

The valuations reported by the Trustee upon which the Master Fund’s administrator calculates the Master Fund’s fiscal period end net asset values, may be subject to later adjustment by the Trustee, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Trusts are audited by those funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any material adjustments in the valuations of the Trusts will be reflected in each Fund’s net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Member would receive upon the repurchase of Units, as described above in “REPURCHASES AND TRANSFERS OF UNITS — Repurchase Procedures,” or the purchase price paid at the time of the initial investment or additional subscription.

The procedures approved by the Master Fund Board provide that, where deemed appropriate by the Adviser and/or the Master Fund Board and consistent with the 1940 Act, investments in Trusts may be valued at cost.  Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration.  For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such a situation, the Master Fund’s investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Master Fund Board, determines in good faith best reflects approximate market value.  The Master Fund Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Master Fund and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Master Fund in securities or other instruments that are not investments in Trusts, the Administrator will generally value such assets as described below. Domestic exchange-traded securities and NASDAQ-listed securities will be valued at their last sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company’s net asset value. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Master Fund Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Master Fund Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with the Master Fund’s valuation procedures, which generally provide for using a third-party pricing system, agent or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Master Fund Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Master Fund Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Master Fund Board.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists.  The Adviser or other parties responsible for valuing such securities may use other methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Master Fund and other clients.  Consequently, the fees charged to the Master Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Master Fund, including the Adviser’s Management Fees and the costs of any borrowings, are accrued on a monthly basis on the day that the net asset value is calculated and taken into account for the purpose of determining the net asset value.

Prospective Members should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Master Fund if the judgments of the Master Fund Board, the Adviser, the Trustee or HFR should prove incorrect. Also, the Trustee will only provide determinations of the net asset value of Trusts on a periodic basis.  Consequently, it may not be possible to determine the net asset value of the Master Fund more frequently.

UNITS AND CAPITAL ACCOUNTS

General

Each Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member’s initial contribution to the capital of that Fund. The aggregate net asset value of the Member’s Units will reflect the value of the Member’s capital account. Each Member’s capital account will be increased by the amount of any additional contributions by the Member to the capital of a Fund, plus any amounts credited to the Member’s capital account as described below. Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by a Fund of the Member’s Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the last Business Day of each fiscal period. A fiscal period begins on the day after the last Business Day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (January 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of a Fund is made, (iv) any day as of which a Fund values any Units of any Member in connection with the repurchase of such Units, or (v) any day (other than one specified in clause (ii) above) as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units. Units shall be issued at the net asset value per Unit as of the date of issuance. The net asset value of a Unit will be determined by dividing a Fund’s aggregate net asset value by the number of Units outstanding at the applicable date.

Allocation of Net Profits and Losses

As of the last Business Day of each fiscal period, with respect to a Fund, any net profit or net loss for the fiscal period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the fiscal period, will be allocated among and credited to or debited against the capital accounts of the Members of that Fund in accordance with their respective Unit ownership for such fiscal period.  Net profits or net losses will be measured as the amount by which the net assets as of the close of business on the last Business Day of a fiscal period exceed (in the case of net profit) or are less than (in the case of net loss) the net assets as of the commencement of the same fiscal period.

Allocations for tax purposes generally will be made among Members so as to equitably reflect amounts credited or debited to each Member’s capital account for the current and prior taxable years.

Allocation of Special Items

Withholding taxes or other tax obligations incurred by a Fund (either directly or indirectly through the Master Fund or, in the case of the TEI Fund, the Offshore Feeder Fund) which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which that Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.

Reserves

Appropriate reserves may be created, accrued, and charged against Members’ capital accounts (on a pro rata basis in accordance with the Net Asset Value of each Unit) for contingent liabilities, if any, as of the date any such contingent liability becomes known to the applicable Board, such reserves to be in the amounts that such Board, in its sole and absolute discretion, deems necessary or appropriate.  Each Board may increase or reduce any such reserves from time to time by such amounts as that Board, in its sole and absolute discretion, deems necessary or appropriate.

VOTING

Each Member of a Fund will be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate Net Asset Value of such Member’s Unit ownership as of the record date for such meeting.  The applicable Board will establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and will maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund’s business, and may not act for or bind that Fund.

Whenever the Taxable Investor Fund as a member of a Master Fund is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Board of the Master Fund without member approval), the Taxable Investor Fund will seek instructions of its Members, without the necessity of holding a meeting or obtaining a quorum of Members, and vote all of the Taxable Investor Fund’s interests in the Master Fund proportionately to the instructions received from the Members.

Similarly, whenever the TEI Fund, as a member in the Master Fund through the Offshore Feeder Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business), the Offshore Feeder Fund will pass voting rights to the TEI Fund, and the TEI Fund will seek instructions of its Members, without the necessity of holding a meeting or obtaining a quorum of Members, and vote all of the TEI Fund’s interests in the Master Fund proportionately to the instructions received from the Members.  Thus, the Offshore Feeder Fund will not vote on Master Fund matters requiring a vote of the Master Fund’s members without the instruction of Members of the TEI Fund.

Each Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

The Master Fund invests in the Trusts, which issue non-voting securities.  Therefore, the Master Fund does not receive proxies and is not called upon to vote proxies.  If the Master Fund ever would be called upon to vote proxies, the Adviser’s policy is to exercise proxy voting authority in a prudent and diligent manner and to make voting decisions on behalf of the Master Fund and its interest holders, based on the Adviser’s reasonable judgment of what is in the Master Fund’s best interest.  The Adviser bases its decision on analysis and judgment of the particular facts and circumstances in question.  Thus, if the Master Fund invests in voting securities, if any, its primary consideration in voting portfolio proxies would be the financial interests of the Master Fund and its interest holders. The Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, the Adviser will vote on most issues presented in a Trust proxy statement in accordance with the position of the company’s management, unless the Adviser determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the investment. However, the Adviser will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in the Adviser’s judgment, it would not be in the best interests of the client to do so. In addition, the Master Fund invests only in Trusts that are unaffiliated with the Adviser.

Information regarding how the Fund voted proxies relating to securities of the Master Fund during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling collect (415) 371-4000; and (ii) on the SEC’s website at http://www.sec.gov.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser provides advice to other pooled investment vehicles with similar investment strategies requiring allocation of investment instruments, including the Trusts (“Investment Instruments”), or determination of the order of the execution of transactions.  The Adviser will allocate investment opportunities fairly and equitably over time and will not favor certain accounts over others, whether advised by the Adviser or an affiliate.  The Adviser also will not favor proprietary accounts over accounts for which all or substantially all of the capital is provided by outside investors.

The Adviser will supervise the allocation of transaction costs and Investment Instruments among accounts.  The Chief Compliance Officer of the Adviser will review trading activity to ensure that the Adviser is not unfairly favoring any accounts.  Determination of whether an allocation is unfair will depend on the individual facts and circumstances and the accounts’ needs and objectives.  The Adviser will make every reasonable effort to allocate opportunities among accounts fairly and equitably over time in view of the different investment objectives, diversification requirements, leverage, risk parameters and current positions of the accounts.

The Adviser will attempt (to the extent appropriate, permissible and/or feasible) to aggregate multiple orders for the purchase or sale of the same Investment Instrument in the same direction placed at or around the same time to achieve best execution with respect to all transactions being effected on behalf of various accounts.

In general, (i) unfilled orders to buy or to sell a particular Investment Instrument in the same direction that the Adviser receives at the time a transaction in that Investment Instrument is to be executed on a particular day will be aggregated and/or (ii) any additional orders that the Adviser receives prior to full execution of an order will be added to the unfilled portion.  Transactions will be allocated pro rata to the accounts participating promptly following execution or pursuant to pre-determined allocation ratios.  To the extent that orders remain unfilled following allocation, the unfilled amounts are combined with subsequent orders for allocation of subsequent transactions.

A portfolio manager designates in writing the amount of Investment Instruments he/she intends to purchase or sell for each account participating in the transaction prior to execution.

Orders to purchase Investment Instruments for certain accounts, typically accounts managed by the same portfolio manager with the same investment mandate, will be allocated in proportion to the notional capital in each account, subject to the portfolio manager’s right to eliminate or reduce an allocation to an account if the Investment Instruments to be purchased, either because of their characteristics or in the amount to be allocated, are not suitable for or in compliance with the investment restrictions for the account.

Allocation of executed aggregated orders must be made to the accounts participating in the transactions pro rata in accordance with the pre-designated order interest amounts, with further allocations based on notional capital being made, as applicable.  Participating accounts receive the weighted average execution price for the day and pay the commission, fees and charges on a pro rata basis.  If a purchase or sale order extends beyond a trading day, the same procedure is applied at the end of each trading day in respect of all trades entered into during the day.

In situations where opportunities are too limited for all accounts to participate (even on an allocated basis), such opportunities will be allocated among eligible accounts based on an assessment of relative expected efficiencies and other relevant account-specific factors, including but not limited to the following: those accounts that are least-invested or under-invested in that particular security and the size of the allocation in comparison to the size of the account.

OTHER MATTERS

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Master Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Master Fund may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Master Fund to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

TAXES

THIS SUMMARY WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN.  IT IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.  A PROSPECTIVE INVESTOR SHOULD SEEK ADVICE BASED ON THE PROSPECTIVE INVESTOR’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISER.

The following is a summary of certain aspects of the income taxation of the Funds and their Members and of the Master Fund that should be considered by a prospective Member.  No Fund or the Master Fund has sought a ruling from the Service or any other federal, state, or local agency with respect to any of the tax issues affecting such Fund or the Master Fund.  Further, no Fund or the Master Fund has obtained an opinion of counsel with respect to any federal tax issues other than the characterization of each Fund and the Master Fund as a partnership for federal income tax purposes and, in the case of the TEI Fund, the absence of UBTI.

This summary of certain aspects of the federal income tax treatment of the Funds is based upon the Code, judicial decisions, Regulations, and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain tax consequences of an investment in a Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular Member or to certain Members subject to special treatment under the federal income tax laws, such as insurance companies.

Prospective Members should consult with their own tax advisers in order to understand the federal, state, local and foreign income tax consequences of an investment in a Fund.

In addition to the particular matters set forth in this section, Tax-Exempt Members should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the TEI Fund is consistent with its overall investment plans.  Prospective Tax-Exempt Members are urged to consult their own counsel and tax advisers regarding the acquisition of Units.

Classification of the Funds and the Master Fund

The Funds and the Master Fund have received an opinion from K&L Gates LLP, counsel to the Funds and the Master Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Funds’ Boards and the Master Fund Board, the Funds and the Master Fund will be treated as partnerships for federal income tax purposes and not as associations taxable as corporations.

Under Section 7704 of the Code, “publicly traded partnerships” are generally treated as corporations for federal income tax purposes.  A publicly traded partnership is any partnership where the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof).  Units will not be traded on an established securities market.  Regulations concerning the classification of partnerships as publicly traded partnerships (the “Section 7704 Regulations”) provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

The Section 7704 Regulations include a “redemption or repurchase agreement” safe harbor under which partnership interests can avoid being treated as readily tradable.  The Section 7704 Regulations provide that this safe harbor applies in the case of a “redemption or repurchase agreement,” which is defined as “a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner or a person related to another partner.  The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner’s intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership’s taxable year, and (3) the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits.

Each Fund’s LLC Agreement contains provisions satisfying two of the requirements for a safe-harbor redemption or repurchase agreement.  First, each LLC Agreement provides that the Fund will repurchase Units only if they have been tendered at least 30 days prior to a Valuation Date; and it will pay the repurchase price approximately, but no earlier than, 30 days after the Valuation Date (therefore, in no event less than 60 days after the written tender thereof).  Second, each LLC Agreement provides that Units will be valued for purposes of determining their repurchase price as of the last Business Day of each calendar quarter (i.e., four times per calendar year).

The third condition of the “redemption or repurchase agreement” safe harbor is that the repurchased interests’ partnership capital or profits not exceed 10 percent per year of the total interests in partnership capital or profits.  Each LLC Agreement does not contain an explicit limitation on the quantity of Units that can be repurchased in any year.  Nevertheless, the transfer restrictions and repurchase provisions of each LLC Agreement are sufficient to meet the requirements of the “redemption or repurchase agreement” safe harbor as set forth in the Section 7704 Regulations in any year in which a Fund repurchases Units not in excess of 10 percent of the total interests in a Fund’s capital or profits.

In the event that, in any year, a Fund repurchases Units in excess of 10 percent of the total interests in its capital or profits, it will not satisfy the “redemption or repurchase agreement” safe harbor.  The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof).  Rather, in this event, the partnership’s status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market.  K&L Gates LLP also has rendered its opinion that each Fund will not be a publicly traded partnership treated as a corporation for purposes of the Section 7704 due to the application of the “redemption or repurchase agreement” safe harbor in any year in which a Fund repurchases Units not in excess of 10 percent of the total interests in that Fund’s capital or profits and that, in the event that a Fund in any year repurchases Units in excess of 10 percent of the total interests in that Fund’s capital or profits, the Fund may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to that Fund’s repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of the Fund, indicate that the Fund is not providing the equivalent of a secondary market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of each Fund, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, each Fund will not be treated as a publicly traded partnership taxable as a corporation.

The Master Fund satisfies the “private placement” safe harbor under the Section 7704 Regulations, and it will not be considered a publicly traded partnership.

The opinions of counsel described above, however, are not binding on the Service or the courts.  If it were determined that a Fund or the Master Fund should be treated as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts or otherwise), the taxable income of the Funds or the Master Fund would be subject to corporate income tax when recognized by it; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of its current or accumulated earnings and profits; and Members would not be entitled to report profits or losses realized by it.

As an entity treated as a partnership for tax purposes, each Fund and the Master Fund is not itself subject to federal income tax.  Each Fund and the Master Fund will file an annual partnership information return with the Service that will report the results of operations.  Each Member will be required to report separately on its income tax return its distributive share of the respective Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.  The Funds do not presently intend to make periodic distributions of their net income or gains, if any, to Members.  The amount and times of distributions, if any, will be determined in the sole discretion of each Fund’s Board.  Each Member will be taxed on its distributive share of the respective Fund’s taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

Classification of the Offshore Feeder Fund

The tax status of the Offshore Feeder Fund and its shareholders under the tax laws of the Cayman Islands and the United States is summarized below.  The summary is based on the assumption that the Offshore Feeder Fund is owned, managed and operated as contemplated and reflects counsel’s consideration of the fact that shares of the Offshore Feeder Fund will be held by the TEI Fund and that Units in the TEI Fund will be held by U.S. tax-exempt entities and non-United States persons.  The summary is considered to be a correct interpretation of existing laws as applied on the date of this Memorandum but no representation is made or intended by the Offshore Feeder Fund (i) that changes in such laws or their application or interpretation will not be made in the future, or (ii) that the Service will agree with the interpretation described below as applied to the method of operation of the Offshore Feeder Fund.  Persons interested in subscribing for Units in the TEI Fund should consult their own tax advisers with respect to the tax consequences, including the income tax consequences, if any, to them of the purchase, holding, redemption, sale or transfer of Units.

Tax Status.  The Offshore Feeder Fund will be classified as an association taxable as a corporation for United States federal income tax purposes.

United States Taxation.  The Offshore Feeder Fund generally will not be subject to taxation by the United States on income or gain realized by the Master Fund from its stock, securities, commodities or derivatives trading for a taxable year, provided that such income or gain of the Master Fund is not treated as effectively connected with a U.S. trade or business conducted by either the Master Fund or any Trust in which the Master Fund invests.

Section 864(b)(2) of the Code provides a safe harbor pursuant to which a foreign entity that engages in the United States in trading securities for its own account will not be deemed to be engaged in a U.S. trade or business.  The Master Fund intends generally to conduct its activities in a manner so as to meet the requirements of this safe harbor.  If the activities are conducted in such a manner, the Master Fund’s securities trading activities should not constitute a U.S. trade or business, and the Offshore Feeder Fund generally should not be subject to the regular United States federal income tax on its allocable share of the Master Fund’s trading profits.  However, certain activities of pooled investment vehicles, other than the Trusts, in which the Master Fund may invest may be determined to be outside the scope of this safe harbor, in which case the Master Fund, and therefore the Offshore Feeder Fund, may be considered to be engaged in a United States trade or business.

To the extent that the Master Fund is not deemed to be engaged in a U.S. trade or business, the Offshore Feeder Fund will not be subject to any U.S. federal income tax on its capital gains, whether from sources within or outside the United States to the extent that securities in which the Master Fund invests are not classified as United States real property interests within the meaning of Section 897 of the Code.  The Master Fund does not intend to invest in any securities that would be classified as United States real property interests.  Interests in certain Trusts and other pooled investment vehicles, or in companies in which Trusts or such vehicles may invest, including shares in real estate investment trusts (REITs), may be classified as “United States real property interests” within the meaning of Code Section 897.  In such cases, the gain from the sale of such “United States real property interests,” would be treated as “effectively connected” income subject to United States federal income tax as discussed below.  The Offshore Feeder Fund will, however, be subject to a U.S. withholding tax at a 30% rate applicable to dividends and certain interest income considered to be from sources within the United States.  To maximize the availability of the exemption from such withholding for “portfolio interest,” the Offshore Feeder Fund will provide the Master Fund with a statement regarding the Offshore Feeder Fund’s foreign status on IRS Form W-8BEN or its equivalent.  Also, the Offshore Feeder Fund and the Master Fund do not expect to maintain cash reserves, but generally intend to invest any cash reserves that may exist in a manner so as not to be subject to such 30% withholding.

An investment in the Master Fund should not cause the Offshore Feeder Fund to receive income that is “effectively connected” with a U.S. trade or business so long as (i) the Master Fund is not considered a dealer in stock, securities or commodities and does not regularly offer to enter into, assume or otherwise terminate positions in derivatives with customers, (ii) the U.S. business activities of the Master Fund consist solely of trading stock, securities, commodities and derivatives for its own account (and in the case of commodities, is limited to trading in commodities of a kind customarily dealt in on an organized exchange in transactions of a kind customarily consummated at such place) and (iii) any entity treated as a partnership for U.S. federal income tax purposes in which the Master Fund invests is also not deemed to be engaged in a U.S. trade or business. With respect to condition (iii), the Master Fund has no control over whether the entities treated as partnerships for U.S. federal income tax purposes in which the Master Fund invests are engaged or deemed to be engaged in a U.S. trade or business.  The Master Fund, however, intends to use reasonable efforts to monitor the extent to which the Trusts in which it invests engage in activities that would be considered engaging in a U.S. trade or business giving rise to effectively connected income.

Although the Master Fund monitors and attempts to analyze whether or not income it receives from the Trusts might be “effectively connected” income, the Master Fund generally must rely upon each Trust to report whether, and to what extent, income generated by such Trust is effectively connected income.  The Master Fund might also determine, after taking into account the tax consequences to the Offshore Feeder Fund of receiving effectively connected income, that a Trust generating significant effectively connected income presents an appropriate investment opportunity for the Master Fund and the TEI Fund.

In the event that the Master Fund was found to be engaged in a U.S. trade or business during any taxable year, the Offshore Feeder Fund would be required to file a U.S. federal income tax return for such year on IRS Form 1120-F and pay tax at full U.S. rates on the portion of its income that is treated as effectively connected with such U.S. trade or business, and an additional 30% branch profits tax would be imposed.  In addition, in such event, the Master Fund would be required to withhold such taxes from the income or gain allocable to the Offshore Feeder Fund under Section 1446 of the Code.

UBTI Considerations.  TEI Eligible Investors generally are exempt from U.S. federal income tax except to the extent that they have UBTI.  UBTI is income from a trade or business unrelated to the exempt activities carried on by a tax-exempt entity.  UBTI in excess of $1,000 (U.S.) in any year is taxable and may result in an alternative minimum tax liability.  In light of the taxability of UBTI received by a tax-exempt entity, a Tax-Exempt Member should consult its tax adviser before purchasing Units.  It will be the responsibility of any Tax-Exempt Member investing in the TEI Fund to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto.

Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers are excluded from UBTI so long as such income is not derived from debt-financed property.  To the extent that the Master Fund or the Offshore Feeder Fund holds property that constitutes debt-financed property (e.g., purchases securities on margin or through other means of leverage) or property held primarily for sale to customers (“dealer” property) or becomes actively involved in trading securities, income attributable to such property or activity may constitute UBTI.  However, such UBTI should not be attributable to Members of the TEI Fund because the Offshore Feeder Fund is classified for U.S. income tax purposes as an association taxable as a corporation, and UBTI generally will not pass through or be deemed to pass through a corporation to its U.S. tax-exempt shareholders.

The Code provides two taxing regimes that have the effect of taxing U.S. persons currently on some or all of their pro rata share of the income of a foreign corporation, even though such income has not actually been distributed to them.  These regimes involve the taxation of U.S. shareholders of (i) “passive foreign investment companies” (“PFICs”) and (ii) “controlled foreign corporations” (“CFCs”).  Because all of the shares of the Offshore Feeder Fund will be held by the TEI Fund, which is a U.S. partnership for income tax purposes, the Offshore Feeder Fund will be considered a CFC for U.S. income tax purposes.

A “U.S. shareholder” (as defined below) of a CFC generally must include in income currently its pro rata share of, among other things, the CFC’s “Subpart F income,” whether or not currently distributed to such shareholder.  “Subpart F income” includes the various passive types of investment income such as dividends, interest, gains from the sale of stock or securities, and gains from futures transactions in commodities.  A “U.S. shareholder” is generally defined as any U.S. person (including a U.S. partnership) that owns (or, after the application of certain constructive stock ownership rules, is deemed to own) 10% or more of the total combined voting power of all classes of stock entitled to vote of the foreign corporation.  A foreign corporation will be treated as a CFC if more than 50% of the stock of such foreign corporation, determined by reference to either vote or value, is owned (or, after the application of certain constructive stock ownership rules, is deemed to be owned) by “U.S. shareholders.”  Because the TEI Fund, a U.S. partnership, will own 100% of the stock of the Offshore Feeder Fund, the Offshore Feeder Fund will be treated as a CFC.

“Subpart F income” of a CFC that is currently taxed to a “U.S. shareholder” is not subject to tax again in its hands when actually distributed to such shareholder.  Where income is taxable under both the PFIC rules and Subpart F, Subpart F is given precedence, and such income is taxed only once.  In addition, a corporation will not be treated with respect to a shareholder as a PFIC during the “qualified portion” of such shareholder’s holding period with respect to stock in such corporation.  Generally, the term “qualified portion” means the portion of the shareholder’s holding period during which the shareholder is a “U.S. shareholder” (as defined above) and the corporation is a CFC.

Under current law applicable to U.S. tax-exempt entities, income attributed from a CFC or PFIC to a tax-exempt entity is taxable to a tax-exempt entity only if the income attributed from the CFC or PFIC is made taxable to the tax-exempt entity under the Code and Regulations relating to particular categories of UBTI (for example, if the Offshore Feeder Fund were to generate certain insurance income as defined in Section 512(b)(17) of the Code).  The Offshore Feeder Fund does not expect to generate UBTI of this type.

The TEI Fund has received an opinion of K&L Gates LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the TEI Fund’s Board, income of the TEI Fund allocable to Tax-Exempt Members (subject to certain exceptions) should not constitute UBTI.  The Funds have not sought a ruling from the Service with respect to any of the tax issues affecting the Funds, but the TEI Fund may decide in the future to seek a ruling with respect to the question of whether or not any income allocable to a Tax-Exempt Member in the TEI Fund would be UBTI.

The foregoing discussion is intended to apply primarily to tax-exempt organizations that are qualified plans.  The UBTI of certain other exempt organizations may be computed in accordance with special rules.  Further, certain types of tax-exempt entities under the Code, such as “charitable remainder trusts” that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs and PFICs in a manner similar to taxable investors.  Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income.  As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income.  For these reasons, a Fund would not be an appropriate investment for charitable remainder trusts.

Taxation of the Offshore Feeder Fund.  There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Offshore Feeder Fund will be received free of all Cayman Islands taxes.  The Offshore Feeder Fund is registered as an “exempted limited duration company” pursuant to the Companies Law (as amended).  The Offshore Feeder Fund has applied for, and expects to receive, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from such date, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Offshore Feeder Fund, or to the members thereof, in respect of any such property or income.

Taxable Investor Fund

THE FOLLOWING IS PRIMARILY DIRECTED TO U.S. INVESTORS THAT ARE NOT EXEMPT FROM TAX.  THE BOARD OF THE TAXABLE INVESTOR FUND DOES NOT BELIEVE THAT, IN MOST INSTANCES, AN INVESTMENT IN THE TAXABLE INVESTOR FUND BY A TAX EXEMPT U.S. INVESTOR IS ADVISABLE.  TAX EXEMPT U.S. INVESTORS INTERESTED IN AN INVESTMENT SHOULD CONTACT THEIR TAX ADVISERS AND/OR COUNSELORS TO DISCUSS WHETHER AN INVESTMENT IN THE TEI FUND (WHICH HAS A SUBSTANTIALLY SIMILAR INVESTMENT STRATEGY) WOULD NOT BE BETTER SUITED FOR THEIR INVESTMENT NEEDS AND TAX SITUATION.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF THE TAXABLE INVESTOR FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE MASTER FUND AND THE TRUSTS.

Taxation of the Taxable Investor Fund and the Trusts.  The Taxable Investor Fund invests in the Master Fund, which in turn generally invests in Trusts that are taxable as partnerships.  However, the Master Fund may invest from time to time in other entities that are taxable as corporations. The Taxable Investor Fund and the Trusts that are treated as partnerships are not subject to federal income tax.  The Taxable Investor Fund’s income will include its allocable share of the income, gain, loss, deduction and credit of the Master Fund’s partnership investments.  References below to positions held or transactions effected by the Taxable Investor Fund include its allocable share of the Master Fund’s interests in the Trusts in which it invests.

Corporate entities that are organized in foreign jurisdictions will be subject to federal income tax on their net income that is effectively connected with a U.S. trade or business and U.S. withholding tax on certain non-effectively connected U.S. source income.  In general, the Taxable Investor Fund will recognize taxable gain or loss when the Master Fund disposes of stock in a corporate entity.  Moreover, any corporate entity that is formed in a foreign jurisdiction will likely be treated as a “passive foreign investment company,” in which case, each Member will be required to pay tax at ordinary income rates (as determined under Section 1291 of the Code) on its allocable share of any gain recognized on the sale of its indirect interest in the foreign corporate entity, plus a deemed interest charge (treated as an addition to tax) to reflect the deferral of income over the term for which the stock was held.  The deferred tax charge will not apply if the Master Fund elects to recognize its allocable share of any foreign, corporate entity’s income and gain annually.  The Master Fund generally intends to make such an election when and to the extent available, but no assurances can be given that such election will be available or that if available the Master Fund will make such election.

Taxation of Taxable Eligible Investors in the Taxable Investor Fund. Each Member will be required to report on its federal income tax return, and will be taxed upon, its allocable share of each item of the Taxable Investor Fund’s income, gain, loss, deduction and credit for each taxable year of the Taxable Investor Fund ending with or within the Member’s taxable year.  See “— Allocations of Income, Gain, Loss and Deduction” below.  Each item generally will have the same character and source (either U.S. or foreign), as though the Member realized the item directly.  Members must report these items regardless of the extent to which, or whether, they receive cash distributions from the Taxable Investor Fund for such taxable year.  Moreover, investments in certain securities, such as original issue discount obligations or preferred stock with redemption or repayment premiums, or in the stock of certain types of foreign corporations, such as a “controlled foreign corporation” or “passive foreign investment company,” could cause the Taxable Investor Fund, and consequently the Members, to recognize taxable income without the Taxable Investor Fund or the Members receiving any related cash distribution.  An investment in a “passive foreign investment company” could also, in the absence of a specific election, cause a Member to pay a deferred tax and interest charge on taxable income that is treated as having been deferred.  In addition, because the net profits or net losses of the Taxable Investor Fund that are allocated to a Member’s capital account reflect both gain and loss realized for federal income tax purposes and the unrealized appreciation and depreciation of investments, a Member’s share of the taxable income of the Taxable Investor Fund in any year may be more or less than the amount of net profits or net losses allocated to the Member’s capital account for that year.

FOR THE REASONS DESCRIBED ABOVE AND BECAUSE, AMONG OTHER THINGS, THE TAXABLE INVESTOR FUND IS NOT GENERALLY OBLIGATED, AND DOES NOT INTEND, TO MAKE DISTRIBUTIONS, MEMBERS MAY RECOGNIZE SUBSTANTIAL AMOUNTS OF TAXABLE INCOME IN EACH YEAR, THE TAXES ON WHICH ARE FAR IN EXCESS OF ANY DISTRIBUTIONS FROM THE TAXABLE INVESTOR FUND.

Each Fund will file an annual partnership information return with the Service reporting the results of its operations.  After the end of each calendar year, each Fund will distribute to its Members federal income tax information reasonably necessary to enable each Member to report its distributive share of that Fund’s partnership items.  Each Member of a Fund must treat partnership items reported on that Fund’s returns consistently on the Member’s own returns, unless the Member files a statement with the Service disclosing the inconsistency.

In addition, the Funds may not be in a position to independently verify the accuracy of tax information provided by the Trusts.  In the event the Service challenges tax positions taken by the Trusts, Members of the Funds could be adversely affected.  In particular, Members in the Funds could be required to amend prior tax returns and include additional amounts of income not previously reported, and pay federal income tax at applicable rates (together with applicable penalties and interest, if any) if the tax information that Trusts provide to the Funds is materially inaccurate or otherwise changes as a result of a successful challenge by the Service.

Because the Taxable Investor Fund expects to be treated as a partnership for federal income tax purposes, the Taxable Investor Fund expects to deliver such tax information to Members on IRS Form K-1 (not Form 1099).  Given the Master Fund’s investments in numerous Trusts as of the date hereof, the nature of the tax reporting on a Member’s own federal income tax return of its allocable share of the Fund’s income, gain, loss, deduction or credit is complicated, and the Member will likely need the assistance of a certified public accountant or other tax professional to prepare its federal and state income tax returns.  The Member could experience an increase in the amount of fees payable to such tax professionals, and such increase could be material.  Investors subscribing for Units in the Taxable Investor Fund for the first time late in the Taxable Investor Fund’s fiscal year (which is currently the twelve-month period ending January 31) may wish to consider such expenses in deciding whether to subscribe at such time or to delay the subscription until the beginning of the next fiscal year.

The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items.  The Taxable Investor Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interest of the Partners.  In certain cases, it is possible that the election would have an adverse effect on the Partners.

Tax-Exempt Investors in the Taxable Investor Fund.  Because the Taxable Investor Fund and any Trust may incur debt in connection with the purchase of securities, futures and other investments, the Taxable Investor Fund may generate income that is taxable to its tax-exempt Members as UBTI. Accordingly, the Taxable Investor Fund is likely not an appropriate investment for a tax-exempt entity.  See “— Unrelated Business Taxable Income” below.  In addition, a tax-exempt Member may recognize UBTI if it incurs indebtedness to finance its investment in the Taxable Investor Fund, and it is possible that certain investments by the Taxable Investor Fund could result in UBTI, even if such investments are not debt financed.

An IRA may be required to pay income taxes, make estimated income tax payments, and file an income tax return for any taxable year in which it has UBTI.  To file an income tax return, an IRA may need to obtain a taxpayer identification number.  The Taxable Investor Fund is not designed for investment by charitable remainder trusts and an investment in the Taxable Investor Fund is not likely to be appropriate for a charitable remainder trust.  The charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI.  Additional tax considerations may also be applicable to private foundations and private operating foundations.

Prospective investors that are IRAs, title holding companies, private foundations, and private operating foundations, as well as any other tax-exempt investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Taxable Investor Fund.

Distributions.  Distributions to a Member by the Taxable Investor Fund, other than in liquidation of the Member’s Units in the Taxable Investor Fund, will not result in the recognition of gain or loss by such Member, except that gain will be recognized to the extent that cash distributed exceeds the Member’s adjusted tax basis in its Units in the Taxable Investor Fund.  Any such gain recognized will generally be treated as capital gain.

On the complete liquidation of a Member’s Units in the Taxable Investor Fund, a Member that receives only cash will recognize gain or loss equal to the difference between the amount of cash received and such Member’s adjusted tax basis for its Units in the Taxable Investor Fund.  If a Member receives cash and other property, or only other property, it will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of its Units in the Taxable Investor Fund.  Any gain or loss recognized will generally be treated as capital gain or loss.

Allocations of Income, Gain, Loss and Deduction.  Under the Taxable Investor Fund’s LLC Agreement, the net profits or net losses of the Taxable Investor Fund for each accounting period are allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Taxable Investor Fund for federal income tax purposes.  The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Taxable Investor Fund for each taxable year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net profits or net losses of the Taxable Investor Fund allocated to each Member’s capital account for the current and prior taxable years.

The Taxable Investor Fund may specially allocate items of Fund taxable income and gain to a Member whose Units are being repurchased to the extent its repurchase price exceeds its tax basis in its Units and may specially allocate items of Fund deduction and loss to a Member whose Units are being repurchased to the extent its tax basis in its Units exceeds its repurchase price.  There can be no assurance that, if the Taxable Investor Fund makes such a special allocation, the Service will accept such allocation.  If such allocation is successfully challenged by the Service, the Taxable Investor Fund’s income and gain or loss as the case may be, allocable to the remaining Members will be increased.

Tax Treatment of Portfolio Investments.  In General.  The Taxable Investor Fund expects that the Master Fund and the Trusts each will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts.  A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses.  Thus, subject to the treatment of certain currency exchange gains as ordinary income (see “— Currency Fluctuations – ‘Section 988’ Gains or Losses” below) and certain other transactions described below, the Taxable Investor Fund expects that the gains and losses from the securities transactions of the Master Fund and the Trusts typically will be capital gains and capital losses.  These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Master Fund or a Trust, as the case may be, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment.  The application of certain rules relating to short sales, to so-called “straddle” and “wash sale” transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the  timing  of the realization,  of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Master Fund.

The Master Fund may realize ordinary income from dividends and accruals of interest on securities.  The Master Fund may hold debt obligations with “original issue discount.” In such case, the Master Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year.  The Master Fund may also acquire debt obligations with “market discount.” Upon disposition of such an obligation, the Master Fund generally would be required to treat gain realized as interest income to the extent of the market discount, which accrued during the period the debt obligation was held by the Master Fund.  Income or loss from transactions  involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, gain recognized from certain “conversion transactions” will be treated as ordinary income.  Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer’s return is attributable to the time value of the net investment in the transaction.  The enumerated transactions are (i) the holding of any property  (whether or not actively traded) and entering into a contract to sell such property  (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other  transaction  that is marketed or sold on the basis that it would have the economic  characteristics of a loan but the interest-like  return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

Currency Fluctuations – “Section 988” Gains or Losses.  To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Master Fund or a Trust frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar.  Generally, gains or losses with respect to the investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency  (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Master Fund or a Trust accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Master Fund or Trust actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Master Fund or a Trust may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies.  Generally, foreign currency regulated futures contracts and option contracts that qualify as “Section 1256 Contracts” (see “— Section 1256 Contracts” below) will not be subject to ordinary income or loss treatment under Section 988.  However, if the Master Fund or a Trust acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Master Fund or a Trust with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Master Fund or a Trust and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the  transaction  is  entered  into)  to  treat  the  gain  or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts.  In the case of Section 1256 Contracts, the Code generally applies a “mark to market” system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts.  Under these rules, Section 1256 Contracts held by the Master Fund or a Trust at the end of each taxable year of the Master Fund or a Trust are treated for Federal income tax purposes as if they were sold by the Master Fund or a Trust for their fair market value on the last business day of such taxable year.  The net gain or loss, if any, resulting from such deemed sales (known as “marking to market”), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Master Fund or a Trust in computing its taxable income for such year. If a Section 1256 Contract held by the Master Fund or a Trust at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof.  Such gains and losses will be taxed under the general rules described above.  Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See “— Currency Fluctuations – ‘Section 988’ Gains or Losses” for more information.) If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years.  Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are Section 1256 Contracts.  The Master Fund (and any Trust) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions.  The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from positions in the account.  At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes.  The application of the Regulations’ mixed straddle account rules is not entirely clear.  Therefore, there is no assurance that a mixed straddle account election by the Master Fund or a Trust will be accepted by the Service.

Short Sales.  Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Master Fund’s or a Trust’s hands.  Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Master Fund or a Trust for more than one year. In addition, these rules may also terminate the running of the holding period of “substantially identical property” held by the Master Fund or a Trust.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed.  However, if the Master Fund or a Trust holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Master Fund or the Trust generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Master Fund or a Trust holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Master Fund or the Trust generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Taxes.  It is possible that certain dividends and interest directly or indirectly received by the Master Fund or a Trust from sources within foreign countries will be subject to withholding taxes imposed by such countries.  In addition, the Master Fund or a Trust may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Deductibility of Fund Investment Expenditures.  Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a Member’s allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income.  Moreover, expenses that are miscellaneous itemized deductions are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability.  The foregoing limitations on deductibility do not apply to deductions attributable to a trade or business.  The trading of stocks or securities is generally considered engaging in a trade or business for this purpose while investing in stocks or securities is generally not so considered.

At the end of each taxable year the Taxable Investor Fund will determine the extent to which its expenses are attributable to a trade or business or are miscellaneous itemized deductions.  HFR will make this determination for each Trust.  There can be no assurance that the Service will agree with such determinations.

Organizational and operating expenses of the Taxable Investor Fund, including the Management Fee and any other amounts treated as compensation paid to the Adviser, as well as certain investment expenses of the Taxable Investor Fund, to the extent not attributable to a trade or business, may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized.

Under Section 163(d) of the Code, “investment interest” expense of a non-corporate taxpayer (including in the case of a Member its allocable share of any such expense incurred by a partnership) is deductible only to the extent of such taxpayer’s “net investment income” (including in the case of a Member its allocable share of any net investment income of a partnership).  Interest expense incurred by the Taxable Investor Fund should constitute “investment interest” and accordingly may be subject to the foregoing limitation.

Losses.  A Member may deduct its allocable share of the Taxable Investor Fund’s losses only to the extent of such Member’s adjusted tax basis for its Units in the Taxable Investor Fund.  Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual.

The Code restricts the deductibility of losses from a “passive activity” against certain income that is not derived from a passive activity.  This restriction applies to individuals, personal service corporations and certain closely held corporations.  Pursuant to temporary Treasury Regulations issued by the Treasury Department, income or loss from securities trading or investing activity generally will not constitute income or loss from a passive activity.  Therefore, passive losses from other sources generally could not be deducted against a Member’s share of such income and gain.

Tax Elections.  The Taxable Investor Fund may make various elections for federal income tax purposes that could result in certain items of income, gain, loss, deduction and credit being treated differently for tax and accounting purposes.

The Code generally permits a partnership to elect to adjust the basis of its property on the sale or exchange of a partnership interest, the death of a Member and on the distribution of property to a Member (a “754 election”), except in certain circumstances in which such adjustments are mandatory.  Such adjustments generally are mandatory in the case of a transfer of a partnership interest with respect to which there is substantial built-in loss, or a distribution of partnership property that results in a substantial basis reduction.  A substantial built-in loss exists if a partnership’s adjusted basis in its asset exceeds the fair market value of such assets by more than $250,000.  A substantial basis reduction results if a downward adjustment of more than $250,000 would be made to the basis of partnership assets if a 754 election were in effect.   The general effect of such an election or mandatory adjustment is that transferees of partnership interests are treated as though they had acquired a direct interest in partnership assets. Any such election, once made, may not be revoked without the Service’s consent.  Although its LLC Agreement authorizes the Taxable Investor Fund, at its option, to make this election (or any other elections permitted under the Code), because of the tax accounting complexities inherent in making this election to adjust the basis of the Taxable Investor Fund, it is unlikely that the Taxable Investor Fund would decide to make such an election unless circumstances existed which required such adjustments.  The absence of this election and of the power to compel the making of such election may, in some circumstances, results in a reduction in value of an interest in the Taxable Investor Fund to a potential transferee.

The Taxable Investor Fund decides how to report the tax items on its information returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency.  In the event the income tax returns of the Taxable Investor Fund are audited by the Service, the tax treatment of the Taxable Investor Fund’s income and deductions generally is determined at the partnership level in a single proceeding rather than by individual audits of the Partners.  The Taxable Investor Fund’s “Tax Matters Partner” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members.  In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members’ tax liabilities with respect to Taxable Investor Fund items.

Alternative Minimum Tax.  The extent, if any, to which the federal alternative minimum tax will be imposed on any Member will depend on the Member’s overall tax situation for the taxable year.  Prospective investors should consult with their tax advisers regarding the alternative minimum tax consequences of an investment in the Taxable Investor Fund.

Unearned Income Medicare Tax.  Under legislation enacted in 2010, effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having modified adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent.  Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax.  Certain income and gain resulting from the Taxable Investor Fund’s investments, when allocated to individual investors and investors that are trusts or estates, will constitute investment income of the type subject to this tax.

Tax Shelter Disclosure.  Certain rules require taxpayers to disclose – on their federal income tax returns and, under certain circumstances, separately to the Office of Tax Shelter Analysis – their participation in “reportable transactions” and require “material advisors” to maintain investor lists with respect thereto.  These rules apply to a broad range of transactions, including transactions that would not ordinarily be viewed as tax shelters, and to indirect participation in a reportable transaction (such as through a partnership). For example, a Member who is an individual will be required to disclose participation in a loss transaction, which would include a tax loss resulting from the sale or exchange of his or her Units, if the loss is at least $2 million in any single taxable year or $4 million in the taxable year in which the transaction is entered into and the five succeeding taxable years – those thresholds are $10 and $20 million, respectively, for Members that are C corporations.  A loss transaction would also include a loss from foreign currency transactions of at least $50,000 in any single taxable year for individuals and trusts, either directly or through a pass-through entity, such as the Taxable Investor Fund. Losses are adjusted for any insurance or other compensation received but determined without taking into account offsetting gains or other income or limitations on deductibility.

An excise tax and additional disclosure requirements may apply to certain tax-exempt entities that are “parties” to certain types of reportable transactions.  A notice issued by the Service provides that a tax-exempt investor in a partnership will generally not be treated as a “party” to a prohibited tax shelter transaction, even if the partnership engages in such a transaction, if the tax-exempt investor does not facilitate the transaction by reason of its tax-exempt, tax indifferent or tax-favored status.  There can be no assurance, however, that the Service or Treasury Department will not provide guidance in the future, either generally or with respect to particular types of investors, holding otherwise.

Failure to comply with the disclosure requirements for reportable transactions or prohibited tax shelter transactions can result in the imposition of penalties.  Prospective investors are urged to consult with their own tax advisers with respect to the effect of these rules on an investment in the Taxable Investor Fund.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF AN INVESTMENT IN THE TAXABLE INVESTOR FUND AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSIS) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE (AS SUCH TERMS ARE DEFINED IN TREASURY REGULATION SECTION 1.6011-4).

State and Local Taxes.  Prospective investors should also consider the potential state and local tax consequences of an investment in the Taxable Investor Fund.  In addition to being taxed in its own state or locality of residence, a Member may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Taxable Investor Fund or the Trusts operate.  The Taxable Investor Fund may be required to withhold state and local taxes on behalf of the Members.  Any amount withheld generally will be treated as a distribution to each particular Member.  However, an individual Member may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the nonresident jurisdictions.  Further, the Taxable Investor Fund (and the Trusts) may be subject to state and/or local taxes.

Foreign Taxation.  In general, the manner in which the Taxable Investor Fund and/or Trusts and their income will be subject to taxation in the various countries in which they conduct investment activities will depend on whether the Taxable Investor Fund and the Trusts are treated as having a trade or business in the particular country.  Although the Taxable Investor Fund and the Trusts will endeavor, to the extent consistent with achieving their management and investment objectives, to minimize the risk that they are treated as engaged in a trade or business in a particular country that might result in significant taxation, no assurance can be provided in this regard. It is possible that certain amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries.  In addition, the Taxable Investor Fund and/or Trusts may also be subject to other withholding and capital gains, stamp duty or other taxes in some of the foreign countries where they purchase and sell securities.

The Members will be informed by the Taxable Investor Fund as to their proportionate shares of the foreign taxes paid by the Taxable Investor Fund, which they will be required to include in their income.  The Members may be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their shares of such foreign taxes in computing their federal income taxes.

The TEI Fund

THE FOLLOWING IS PRIMARILY DIRECTED TO TAX EXEMPT OR TAX DEFERRED INVESTORS.  THE BOARD OF THE TEI FUND DOES NOT BELIEVE THAT, IN MOST INSTANCES, AN INVESTMENT IN THE TEI FUND BY A TAXABLE U.S. INVESTOR IS ADVISABLE.  TAXABLE U.S. INVESTORS INTERESTED IN AN INVESTMENT SHOULD CONTACT THEIR TAX ADVISERS AND/OR COUNSELORS TO DISCUSS WHETHER AN INVESTMENT IN THE TAXABLE INVESTOR FUND (WHICH HAS A SUBSTANTIALLY SIMILAR INVESTMENT STRATEGY) WOULD NOT BE BETTER SUITED FOR THEIR INVESTMENT NEEDS AND TAX SITUATION.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF THE TEI FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE MASTER FUND AND THE TRUSTS, AS WELL AS THE TAX IMPACT OF SUCH INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS ON THE OFFSHORE FEEDER FUND AS A RESULT  OF THE TEI FUND BEING AN  INVESTOR  IN THE OFFSHORE FEEDER FUND AND, THROUGH THE MASTER FUND, AN INDIRECT INVESTOR IN THE TRUSTS.

As an entity treated as a partnership for tax purposes, the TEI Fund is not itself subject to federal income tax. The TEI Fund will file an annual partnership information return with the Service that will report the results of operations.  Each Member who is subject to tax will be required to report separately on its income tax return its distributive share of the TEI Fund’s net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.

Because the Offshore Feeder Fund will be treated as a corporation for federal income tax purposes, however, the TEI Fund, and therefore Members in the TEI Fund, will receive taxable income to the extent of dividends paid by Offshore Feeder Fund or earlier in the event that CFC rules (described above) require the TEI Fund to include some portion of the Offshore Feeder Fund’s income in its own income even when no dividends are paid.   The Offshore Feeder Fund’s income will be its share of the taxable income of the Master Fund, which, in turn, will receive allocations of its shares of the taxable income of the Trusts.  Generally, neither the TEI Fund nor the Offshore Feeder Fund will have any power to control the timing of cash distributions by the Trusts. In addition, the TEI Fund does not intend to make periodic distributions of its net income or gains, if any, to its Members.  The amount and timing of any distributions will be determined in the sole and absolute discretion of the Board. Accordingly, it is likely that a Member’s share of taxable income from the TEI Fund could exceed the distributions, if any, the Member receives from the TEI Fund. As discussed below, Members will be furnished with a tax information report annually stating each Member’s respective share of the TEI Fund’s tax items.  Members that are tax-exempt entities generally will not be subject to income tax on their allocable share of the TEI Fund’s income and gains.

Tax Shelter Disclosure.  Certain rules require taxpayers to disclose – on their federal income tax returns and, under certain circumstances, separately to the Office of Tax Shelter Analysis – their participation in “reportable transactions” and require “material advisors” to maintain investor lists with respect thereto.  These rules apply to a broad range of transactions, including transactions that would not ordinarily be viewed as tax shelters, and to indirect participation in a reportable transaction (such as through a partnership). For example, a Member who is an individual will be required to disclose participation in a loss transaction, which would include a tax loss resulting from the sale or exchange of his or her Units, if the loss is at least $2 million in any single taxable year or $4 million in the taxable year in which the transaction is entered into and the five succeeding taxable years – those thresholds are $10 and $20 million, respectively, for Members that are C corporations.  A loss transaction would also include a loss from foreign currency transactions of at least $50,000 in any single taxable year for individuals and trusts, either directly or through a pass-through entity, such as the TEI Fund. Losses are adjusted for any insurance or other compensation received but determined without taking into account offsetting gains or other income or limitations on deductibility.

An excise tax and additional disclosure requirements may apply to certain tax-exempt entities that are “parties” to certain types of reportable transactions.  A notice issued by the Service provides that a tax-exempt investor in a partnership will generally not be treated as a “party” to a prohibited tax shelter transaction, even if the partnership engages in such a transaction, if the tax-exempt investor does not facilitate the transaction by reason of its tax-exempt, tax indifferent or tax-favored status.  There can be no assurance, however, that the Service or Treasury Department will not provide guidance in the future, either generally or with respect to particular types of investors, holding otherwise.

Failure to comply with the disclosure requirements for reportable transactions or prohibited tax shelter transactions can result in the imposition of penalties.  Prospective investors are urged to consult with their own tax advisers with respect to the effect of these rules on an investment in the TEI Fund.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, EACH INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE, OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF AN INVESTMENT IN THE TEI FUND AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSIS) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE (AS SUCH TERMS ARE DEFINED IN TREASURY REGULATION SECTION 1.6011-4).

Unrelated Business Taxable Income.  Generally, an exempt organization is exempt from federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.  This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption from tax does not apply to the UBTI of an exempt organization.  Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function.  UBTI also includes “unrelated debt-financed income,” which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is  “acquisition indebtedness” at any time during the taxable year, and (ii) gains derived by an exempt organization  (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition.  With respect to its investments, if any, in partnerships engaged in a trade or business, the Master Fund’s income (or loss) from these investments may constitute UBTI if received by a tax-exempt organization.

The Master Fund and the Trusts may incur “acquisition indebtedness” with respect to certain of their transactions, such as the purchase of securities on margin.  Based upon a published ruling issued by the Service, which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Master Fund will treat its short sales of securities, if any, and short sales of securities in which by Trusts might engage, as not involving “acquisition indebtedness” and therefore not resulting in UBTI. Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI. To the extent the Master Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of such income that would be treated as UBTI generally will be based on the percentage that the “average acquisition indebtedness” incurred with respect to such securities is of the “average amount of the adjusted basis” of such securities during the taxable year.

To the extent the Master Fund recognizes gain from securities with respect to that there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain that would be treated as UBTI (if received by a tax-exempt organization) will be based on the percentage which the highest amount of such “acquisition indebtedness” is of the “average amount of the adjusted basis” of such securities during the taxable year. In determining the unrelated debt-financed income of the Master Fund, an allocable portion of deductions directly connected with the Master Fund’s debt-financed property is taken into account.   Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the exempt organization’s income and gains that is not treated as UBTI will continue to be exempt from tax.  Therefore, the possibility of realizing UBTI should not affect the tax-exempt status of such an exempt organization.  A charitable remainder trust must pay a federal excise tax equal to 100% of its UBTI; however, other income remains exempt from federal income tax.  Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

Notwithstanding the extent to which the Master Fund generates income that would be treated as UBTI if received by a tax-exempt organization, such income should not be attributable to tax-exempt owners of Units in the TEI Fund, as the TEI Fund will not own a direct interest in the Master Fund.  Rather, the Offshore Feeder Fund will own an interest in the Master Fund. Although the Offshore Feeder Fund might be considered to receive income that would be characterized as UBTI in the hands of a tax-exempt entity, the Offshore Feeder Fund is treated as a corporation for U.S. income tax purposes.  As described above, a tax-exempt investor in an organization treated as a partnership for federal income tax purposes will be attributed its allocable share of UBTI generated by the partnership’s activities.  UBTI, on the other hand (except in the case of a captive foreign insurance company, which Offshore Feeder Fund is not), does not pass through to the shareholders of an organization that is treated as a corporation for federal income tax purposes. Accordingly, any income from the activities or investments of the Offshore Feeder Fund will not be included in the income of a tax-exempt investor in calculating its UBTI.

With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax

A prospective investor in the TEI Fund should consult its tax adviser with respect to the tax consequences of receiving UBTI from the TEI Fund. See “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

Certain Issues Pertaining to Specific Exempt Organizations. Private Foundations.  Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes.  The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its  “distributable amount,” which includes, among other things, the private foundation’s  “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s  exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets.  It appears that a foundation’s investment in the TEI Fund would most probably be classified as a nonfunctionally related asset.  A determination that Units of the TEI Fund are nonfunctionally related assets could conceivably cause cash flow problems for a prospective Member that is a private foundation.  Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Units of the TEI Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the TEI Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the TEI Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code.  For example, if a private foundation (either directly or together with a “disqualified person”) acquires more than 20% of the capital interest or profits interest of the TEI Fund, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its Units of the TEI Fund in order to avoid the imposition of an excise tax.  However, the excise tax will not apply if at least 95% of the gross income from the TEI Fund is “passive” within the applicable provisions of the Code and Regulations.  Although there can be no assurance, the Board believes that the TEI Fund will meet such 95% gross income test.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes.  Otherwise, generally, rules similar to those discussed above govern their operations.

           Qualified Retirement Plans.  Tax-qualified retirement plans or accounts, including but not limited to employee benefit plans that are subject to the provisions of ERISA, IRAs and Keogh Plans, should consult their counsel as to the implications of such an investment under the Code and other applicable laws, including ERISA.  See “EMPLOYEE BENEFIT PLAN CONSIDERATIONS” for more information.

           Endowment Funds.  Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of federal law, but is determined under state statutes.  It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation.  In addition to the federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the TEI Fund.  State and local tax laws differ in the treatment of limited liability companies such as the TEI Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction.  Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction.  Although there can be no assurance, except as noted below, the TEI Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.  In addition, a Member may be subject to tax return filing obligations and other taxes in its own jurisdiction as well as the jurisdiction in which the TEI Fund operates.  Prospective Members should contact their tax adviser regarding the potential state and local tax consequences of an investment in the TEI Fund.

Risks of TEI Fund – Changes in United States Law.  If there are changes in the laws of the United States so as to result in the inability of the TEI Fund and/or the Offshore Feeder Fund to operate as set forth in this Memorandum, there may be a material adverse effect on investors. There can be no assurance that the positions of the TEI Fund relating to the tax consequences of its investment transactions will be accepted by the tax authorities. In addition, the regulatory environment for leveraged investors, tax-exempt investors and for hedge funds generally is evolving. To the extent that legislative or other regulatory changes occur in the direct or indirect regulation of leveraged investors, tax-exempt investors, widely-held partnerships or hedge funds, including tax regulation applicable thereto, all of which have preliminarily been discussed by members of Congress, there may be materially adversely effects on the ability of the TEI Fund to pursue its investment objective or strategies, which could force the TEI Fund to change, or even cease, its operations. For example, if Congress were to change treatment of investment in offshore corporations by tax-exempt investors, the TEI Fund likely would suffer a materially adverse impact including decreased investment returns. In such circumstances, the Board would be required to assess what steps to take, including potentially eliminating the Offshore Feeder Fund or the TEI Fund.

Cayman Islands Taxation.  There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Offshore Feeder Fund will be received free of all Cayman Islands taxes.  The Offshore Feeder Fund is registered as an “exempted limited duration company” pursuant to the Companies Law (as amended).  The Offshore Feeder Fund has applied for, and expects to receive, an undertaking from the Governor-in-Cabinet of the Cayman Islands to the effect that, for a period of twenty years from such date, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Offshore Feeder Fund, or to the members thereof, in respect of any such property or income.

EMPLOYEE BENEFIT PLAN CONSIDERATIONS

THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN.  IT IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON A TAXPAYER.  A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

General

The fiduciary responsibility standards and prohibited transaction restrictions of ERISA apply to most employee retirement and welfare benefit plans maintained by private corporate employers (“ERISA plans”).  Although ERISA does not (with certain exceptions) apply to certain types of plans, such as IRAs, plans covering only self-employed individuals (i.e., sole proprietors and partners) and their respective spouses, or corporate plans covering only a corporation’s sole shareholder and his or her spouse, these plans (as well as most ERISA plans) are subject to the prohibited transaction excise tax provisions of Section 4975 of the Code, which are substantially similar to the prohibited transaction restrictions of ERISA.  Neither ERISA nor Section 4975 of the Code applies to employee benefit plans established or maintained by government entities, plans established and maintained by churches or certain entities associated with churches, plans maintained outside the U.S. primarily for the benefit of nonresident aliens, and certain other plans excluded by statute.

The following summary of certain aspects of ERISA and Section 4975 of the Code is based upon the statutes, judicial decisions, and regulations and rulings of the Department of Labor (“DOL”) in existence on the date hereof.  This summary is general in nature and does not address every issue under ERISA or Section 4975 of the Code that may be applicable to the Funds or a particular investor.  Accordingly, each prospective Member should consult with its own counsel in order to understand such issues affecting the Fund or the Member.

Investment Considerations

The assets of each Fund will be invested in accordance with the investment policies and objectives described in this Memorandum.  Accordingly, an authorized fiduciary of an employee benefit plan proposing to invest in a Fund should, in consultation with its advisors, consider whether the investment would be consistent with the terms of the plan’s governing documents and applicable law.  The fiduciary of an ERISA plan, for example, should give appropriate consideration to, among other things, (i) the role that an investment in the Units would play in the plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the plan’s purposes, the risk and return factors associated with the investment, the composition of the plan’s total investment portfolio with regard to diversification, the liquidity and current return of the plan’s portfolio relative to its anticipated cash flow needs, and the projected return of the plan’s portfolio relative to its objectives, (ii) the fact that the Members may consist of a diverse group of investors (possibly including taxable and tax-exempt entities) and that the Adviser necessarily will not take investment objectives of any particular Member that are not consistent with those of the applicable Fund into account in managing Fund investments, (iii) limitations on the plan’s right to redeem or transfer Units, and (iv) the tax effects of an investment in Units.

THE ADVISER AND THE FUNDS ARE NOT RESPONSIBLE FOR DETERMINING, AND NONE OF THEM MAKES ANY REPRESENTATION REGARDING, WHETHER A PURCHASE OF UNITS IS A PRUDENT OR SUITABLE INVESTMENT FOR ANY EMPLOYEE BENEFIT PLAN.

Prohibited Transactions

A purchase of Units by an employee benefit plan having a relationship with the Adviser or any of its affiliates outside a Fund could, under certain circumstances, be considered a transaction prohibited under ERISA, Section 4975 of the Code, or, in some circumstances, applicable state law.  In addition, the prohibited transaction restrictions of ERISA prohibit an ERISA plan fiduciary from causing the plan to engage in a transaction if the fiduciary knows or should know the transaction would involve a “party in interest” of the plan.  “Parties in interest” of an ERISA plan include, among others, persons providing services to the plan and certain affiliates of such persons.  Transactions between ERISA plans and parties in interest that are prohibited include, among others, any direct or indirect sale or exchange of property between the plan and a party in interest and any transfer of plan assets to, or use of plan assets by or for the benefit of, a party in interest.  Section 4975 of the Code prohibits substantially similar transactions between plans subject to that Section and “disqualified persons” of such plans, defined to include substantially the same persons as parties in interest for ERISA purposes.  Although the Adviser believes that a Fund itself should not be considered a party in interest (or disqualified person) with respect to investing ERISA plans (or plans subject to Section 4975 of the Code), the application of ERISA, Section 4975 of the Code, or applicable state laws depends upon the particular facts and circumstances of each situation.

Accordingly, an authorized fiduciary of an investing plan will be required to represent, among other things, that the plan’s purchase and holding of Units will not be a transaction prohibited under ERISA, Section 4975 of the Code, or applicable state law, for which no exemption applies.  Such fiduciary also will be required to represent that neither the Adviser nor any of its affiliates, agents, or employees (i) exercises any authority or control with respect to the management or disposition of assets of the plan used to purchase the Units, (ii) renders investment advice for a fee (pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions and that such advice will be based on the particular investment needs of the plan), with respect to such assets of the plan, or has the authority to do so, or (iii) is an employer maintaining or contributing to, or any of whose employees are covered by, the plan.

“Plan Assets”

Because each Fund is registered as an investment company under the 1940 Act, the underlying assets of the Funds are not, as a matter of law, considered to be assets of any ERISA plans invested in the Funds for purposes of ERISA or Section 4975 of the Code.  Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to such plans solely by reason of its authority or activities with respect to the Funds.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Memorandum is general and may be affected by future publication of regulations and rulings. Potential ERISA Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

FIDUCIARIES OF EMPLOYEE BENEFIT PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA, SECTION 4975 OF THE CODE, OR OTHER APPLICABLE LAW OF AN INVESTMENT IN THE FUNDS.

CODE OF ETHICS

The Funds, the Master Fund, and the Adviser have adopted a code of ethics. The code is designed to detect and prevent improper personal trading by their personnel, including investment personnel who might compete with or otherwise take advantage of the Master Fund’s portfolio transactions. Covered persons include the Advisers, as well as employees of the Adviser having knowledge of the investments and investment intentions of the Master Fund. The code of ethics permits persons subject to the code to invest in securities, including securities that may be purchased or held by the Master Fund, subject to a number of restrictions and controls. Compliance with the code of ethics is carefully monitored and enforced.

The code of ethics is included as an exhibit to the Funds’ and the Master Fund’s registration statements filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. The code of ethics is available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549.

BROKERAGE

The Trading Manager of a Trust requests the securities brokers to be used for transactions in securities bought and sold on behalf of such Trust.  If HFR approves the brokers, based on creditworthiness and the ability to provide data to HFR in the manner and under the timeframe required, HFR will establish one or more brokerage accounts in the name of the Trust.

Each Trading Manager is authorized to direct brokerage to firms that furnish or pay for research, research-related services, and other services within the “safe harbor” provided by Section 28(e) of the 1934 Act or in compliance with the laws or rules of the regulatory authority having jurisdiction over the Trading Manager and/or brokerage firm.  For certain Trading Managers, the agreement between HFR and a Trading Manager may allow the Trading Manager to receive certain products or services from brokerage firms that are outside the “safe harbor” of Section 28(e).

In negotiating commission rates, the Trading Manager may take into account the financial stability and reputation of the broker, the quality of the investment research, special execution capabilities, clearance, settlement, custody, recordkeeping and other services provided by such broker.

The Trading Manager may derive substantial direct or indirect benefit from these services, particularly to the extent the Trading Manager uses “soft dollars” to pay for expenses that the Trading Manager would otherwise have been required to pay.  The investment information and soft dollar benefits received from brokers may be used by the Trading Managers in servicing other accounts, and not all such information and soft dollar benefits may be used by the Trading Managers in connection with the Trusts.

The Funds and the Master Fund generally believe that Trusts will follow practices similar to those described above.  As discussed in the “Risk Factors” section above, the Funds and the Master Fund have no control over Trust brokerage arrangements or operations, and there is a risk of Trust misconduct.

DISTRIBUTION ARRANGEMENTS

General

The Placement Agents for each Fund are Wells Fargo Advisors, LLC and Wells Fargo Advisors Financial Network, LLC.  Investors will be assessed a Placement Fee on subscriptions in the amount of 2.00% on the first $500,000 subscribed for in the Funds, 1.00% on the next $500,000 subscribed for in the Funds, and 0.50% on any amount over $1,000,000 subscribed for in the Funds.  Subsequent subscriptions by a Member will be subject to the Placement Fee; however, prior subscriptions in either Fund or any other investment product managed by WFAAM will be taken into account when calculating the Placement Fee breakpoints.  The Placement Fee may be waived in certain circumstances for certain investors, including but not limited to where the Placement Agents or one of their affiliates is acting as a fiduciary or agent for the investor, and for all officers and employees of the Adviser or its affiliates.  The Funds in the future may engage additional placement agents.

In consideration for Member services, Each Fund pays to the Adviser the Investor Servicing Fee, which is a quarterly member servicing fee equal to 0.75% (on an annualized basis) of such Fund’s  average month-end net assets during the applicable quarter, payable in arrears.  The Adviser pays such fee to Intermediaries, which are broker-dealers and other financial intermediaries, to compensate such Intermediaries for providing on-going investor services to their clients who are Members.  The Adviser or its affiliates also may pay additional compensation from their own resources to Intermediaries.

Member services and administrative assistance may include, but shall not be limited to, establishment of Member accounts on the Fund’s books, communicating periodically with Members and providing information about the Funds, Units, and repurchase offers for Units, handling correspondence from Members about their accounts, maintaining account records, receiving, aggregating and processing purchase and repurchase transactions, providing and keeping retirement plan records, acting as the sole Member of record and nominee for Members, providing beneficial owners with account statements, processing distributions, issuing reports to Members and transaction confirmations, providing subaccounting services for Units held beneficially, forwarding Member communications to beneficial owners, receiving, tabulating, transmitting proxies executed by beneficial owners, general account administration activities, and providing such other administration services as may be agreed upon from time to time.

The Adviser or its affiliates may pay from their own resources (including from fees attributable to the Funds) additional compensation to the Placement Agents, to others of its affiliates, and to Intermediaries, in connection with subscriptions for Units or servicing of Members.  Intermediaries or their personnel may receive greater compensation in connection with subscriptions for Units than they would have received in connection with subscriptions for shares of other investment funds.  A prospective investor with questions regarding these arrangements may obtain additional detail by contacting their Intermediary directly.  Prospective investors also should be aware that these payments could create incentives on the part of the Intermediaries to view a Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

Units will not be registered under the 1933 Act, or the securities laws of any state or any other jurisdiction, nor is any such registration contemplated.

Subsequent to the initial offering, it is expected that Units will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board of a Fund.  The Board of a Fund may discontinue accepting subscriptions at any time.

Purchase Terms

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted.  The minimum initial investment in a Fund is $50,000.  However, the minimum initial investment in a Fund from an investor subscribes for Units via a batched or grouped electronic submission to the Administrator is reduced to $25,000.  The minimum additional investment is $10,000.  The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. No certificates will be issued for Units.

Before a prospective Member may invest in the Taxable Investor Fund or the TEI Fund, the Member’s sales representative will require a certification from the prospective Member that it is a Taxable Eligible Investor or TEI Eligible Investor, respectively, and meets other requirements for investment, and that the Member will not transfer its Units except in the limited circumstances permitted under the applicable LLC Agreement. The subscription agreement or other documents verifying that a Member meets the applicable requirements will be contained in the applicable Fund’s application form. A Member’s subscription agreement or other documents must be received and accepted by a Fund along with its good payment as described above. Otherwise, a Member’s order will not be accepted.  Various broker-dealers that may enter into agreements with Wells Fargo Advisors, LLC, if any, may use differing subscription agreements or other documents, which cannot, however, alter the Taxable Investor Fund’s or the TEI Fund’s requirement that a Member be at a minimum a Taxable Eligible Investor or a TEI Eligible Investor, respectively.

The LLC Agreements are contained in Appendix A of this Memorandum. Each new Member will agree to be bound by all of the terms of the relevant LLC Agreement by executing a subscription agreement.

SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of each Fund’s LLC Agreement. The description of such items and provisions is not definitive, and reference should be made to the complete text of the forms of LLC Agreements contained in Appendix A.  In addition, the Master Fund’s LLC agreement contains similar items and provisions.

Liability of Members and Managers

Except as provided under the Delaware Limited Liability Company Act (the “Delaware Act”) or the 1940 Act, a Member will not be liable for a Fund’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Member.  Except as provided under the Delaware Act or the 1940 Act, a Manager will not be liable for a Fund’s debts, obligations or liabilities.

Duty of Care

Each Fund’s LLC Agreement provides that no Manager is liable to a Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of a Manager’s services pursuant to any agreement, including the LLC Agreement, between a Manager and the Fund for the provision of services to the Fund unless it is determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the performance of his services to the Fund.  Each Fund’s LLC Agreement also contains provisions for the indemnification by that Fund, to the fullest extent permitted by law, of the Manager of that Fund and the directors, officers and employees of that Fund (including his or her respective executors, heirs, assigns, successors, or other legal representatives), but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund.  The rights of indemnification provided under each Fund’s LLC Agreement will not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of the applicable LLC Agreement to the fullest extent permitted by law.

Members of a Fund will be members of a limited liability company as provided under Delaware law.  Members that are not in breach of any obligation under the applicable LLC Agreement or under their combined form of proxy and consent in connection with subscription agreement, application or certification or under any other document pursuant to which Members agree to be bound by all the terms and provisions of the applicable LLC Agreement will be liable to the applicable Fund, any other Member, or third parties only as provided under Delaware law.

Power of Attorney

By purchasing Units and by signing a Fund’s LLC Agreement (which each Member will do by virtue of signing the subscription agreement), each Member will appoint each Manager, acting severally, and any liquidator of the Fund’s assets appointed pursuant to the applicable LLC Agreement, with full power of substitution, his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement.

The power-of-attorney granted in each Fund’s LLC Agreement is a special power-of-attorney coupled with an interest in favor of each of the Managers and any liquidator of the Fund’s assets and, as such: (1)is irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting the power-of-attorney, regardless of whether the applicable Fund, Board or liquidator has had notice thereof; and (2) survives a transfer by a Member of such Member’s Units, except that, where the transferee thereof has been approved by the applicable Board, the power-of-attorney given by the transferor survives such transfer for the sole purpose of enabling the Board to execute, acknowledge, and file any instrument necessary to effect such transfer.

Term, Dissolution and Liquidation

A Fund will be dissolved only:

(1)	upon the affirmative vote to dissolve that Fund by the applicable Board;

(2)
upon the determination not to continue the business of that Fund or the failure of Members to elect the required number of Managers at a meeting called by WFAAM in accordance with the applicable LLC Agreement;

(3)	at any time there are no Members in accordance with and subject to Delaware law; or

(4)	the entry of a decree of judicial dissolution under Delaware law.

Upon the occurrence of any event of dissolution with respect to a Fund, the applicable Board will promptly appoint the Adviser as the liquidator, and the Adviser will liquidate the assets, and wind up the business and affairs of that Fund, except that, if the Adviser is unable or unwilling to perform this function, the applicable Board will appoint another person to serve as liquidator, and, if the applicable Board is unable or unwilling to appoint another person to serve as liquidator, Members holding a majority of the total number of votes eligible to be cast by all Members will appoint another person to serve as liquidator, and such person will promptly liquidate assets, and wind up the business and affairs of that Fund.  Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described under “UNITS AND CAPITAL ACCOUNTS — Allocation of Net Profits and Losses.”

Upon the dissolution of a Fund, its assets are to be distributed in accordance with Delaware law and the applicable LLC Agreement as follows:

(1)
the debts of that Fund and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of that Fund’s assets to its Members has been completed, will first be paid in accordance with priority and on a pro rata basis in accordance with their respective amounts; and

(2)
the Members will next be paid on a pro rata basis in accordance with the positive balances of their respective capital accounts after giving effect to all allocations to be made to such Members’ capital accounts for the fiscal period ending on the date of the distributions.

Voting

Each Member of a Fund will be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate Net Asset Value of such Member’s Unit ownership as of the record date for such meeting.  The applicable Board will establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and will maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting. Members of a Fund will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of such Fund’s agreement with any investment adviser to the Fund, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members of a Fund in their capacity as such are not entitled to participate in the management or control of such Fund’s business, and may not act for or bind such Fund.

Whenever a Fund, as a direct or indirect investor in the Master Fund, is requested to vote on matters pertaining to the Master Fund (other than the termination of the Master Fund’s business, which may be determined by the Managers of the Master Fund without investor approval), such Fund will seek instructions of its Members, without the necessity of holding a meeting or obtaining a quorum of Members, and vote all of the Fund’s interests in the Master Fund proportionately to the instructions received from the Members.  Each Fund shall vote Units for which they receive no voting instructions in the same proportion as the Units for which it receives voting instructions.

Reports to Members

Each Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete federal and state income tax or information returns, along with any other tax information required by law. Each Fund will send a semi-annual and an audited annual report to Members within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.  Semi-annual reports from the Adviser regarding the Master Fund’s operations during each fiscal semi-annual period will also be sent to Members.

Fiscal Year

For accounting purposes, each Fund’s fiscal year is the 12-month period ending on January 31. The first fiscal year of the Fund will commence on the date of the initial closing and will end on January 31, 2011. For tax purposes, each Fund intends to adopt the 12-month period ending December 31of each year as its taxable year. However, in certain circumstances, a Fund may be required to adopt a taxable year ending on another date.

ACCOUNTANTS AND LEGAL COUNSEL

KPMG LLP, 1601 Market Street, Philadelphia, PA 19103-2499, serves as the independent registered public accounting firm of the Taxable Investor Fund, the TEI Fund, the Offshore Feeder Fund and the Master Fund.

K&L Gates LLP, One Lincoln Street, Boston, Massachusetts 02111 and 1601 K Street, N.W., Washington, D.C. 20006, acts as counsel to the Funds and the Master Fund.

GENERAL INFORMATION

The Funds and the Master Fund are registered under the 1940 Act as closed-end management investment companies.  The Master Fund was formed as limited liability company under the laws of the State of Delaware on May 15, 2008.  Each of the Funds was formed as a limited liability company under the laws of the State of Delaware on May 14, 2010.  Each Fund will have its principal offices c/o WFAAM, 333 Market Street, 29th Floor, San Francisco, California 94105, or at such other place as may be designated from time to time by the applicable Board.  Each Fund will have its registered office in Delaware at Corporation Service Company and will have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the applicable Board.  The Adviser’s telephone number is at (415) 371-4000.

FINANCIAL STATEMENTS

Each of the Funds will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.  The Master Fund’s most recent audited financial statements are included herein.

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Financial Statements for the
Year Ended January 31, 2010 with
Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To The Board of Managers and Unitholders of
Wells Fargo Multi-Strategy 100 Master Fund I, LLC:

We have audited the accompanying statement of asset, liabilities and members’ capital of the Wells Fargo Multi-Strategy 100 Master Fund I, LLC, (the “Fund”) as of January 31, 2010, and the related statements of operations and cash flows for the year then ended and the statements of changes in members’ capital and financial highlights for the year then ended and the period August 1, 2008 (inception date) to January 31, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of the securities owned as of January 31, 2010, by correspondence with the transfer agent of the underlying funds or other appropriate auditing procedures.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wells Fargo Multi-Strategy 100 Master Fund I, LLC as of January 31, 2010, and the related statements of operations and cash flows for the year then ended and the statements of changes in members’ capital and financial highlights for the year then ended and the period August 1, 2008 (inception date) to January 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

March 24, 2010

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Schedule of Investments
As of January 31, 2010

Strategy	Trusts	Cost	Fair Value
Convertible Arbitrage - 4.8%	HFR CA Lazard Rathmore Fund	$ 4,020,958	$ 5,688,722
Distressed Securities - 12.4%	HFR DS Feingold O'keeffe Fund	8,095,538	8,524,743
	HFR DS Opportunity Fund	608,436	458,226
	HFR DS Restoration Fund	169,939	151,776
	HFR EM Outrider Fund	5,012,200	5,760,293
			14,895,038
Equity Hedge - 23.1%	HFR HE Ajia Lighthorse China Growth Fund	6,161,214	7,198,652
	HFR HE Asia Performance Fund	2,430,288	2,527,789
	HFR HE Europe Performance Fund	3,520,967	3,621,051
	HFR HE Jade Fund	3,801,184	3,799,465
	HFR HE Soundpost Fund	4,976,209	5,632,571
	HFR HE Systematic Fund	5,055,978	4,832,925
			27,612,453
Event Driven - 10.4%	HFR ED Global Fund	6,169,300	6,451,899
	HFR ED Select IV Fund	5,668,688	6,061,150
			12,513,049
Macro - 10.6%	HFR Macro Discovery Fund	5,743,274	3,079,116
	HFR Macro Seal Fund	5,464,746	5,496,361
	HFR MF Beach Fund	3,811,803	4,171,785
			12,747,262
Merger Arbitrage - 7.0%	HFR MA Select Opportunity Fund	3,079,500	3,186,347
	HFR MA Shorewater Fund	2,450,591	2,675,156
	HFR MA Strategic Fund	2,403,924	2,569,477
			8,430,980
Relative Value - 25.6%	HFR RVA Advent Global Opportunity Fund	5,368,200	5,711,499
	HFR RVA ARX Fund	6,685,802	6,790,113
	HFR RVA Harvest 1.25x Fund	3,447,100	3,520,233
	HFR RVA Kayne MLP 1.25x Fund	3,560,400	3,777,722
	HFR RVA Titan Fund	4,599,227	4,808,462
	HFR RVA Whitebox Fund	5,724,608	6,088,833
			30,696,862
Total Investments** (Cost - $108,030,074*) - 93.9%			112,584,366
Other Assets Less Liabilities - 6.1%			7,173,847
Net Assets - 100.0%			$ 119,758,213

Percentages shown are stated as a percentage of members' capital as of January 31, 2010.

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 105,347,409
Gross unrealized appreciation	$ 19,535,895
Gross unrealized depreciation	(12,298,938)
Net unrealized appreciation	$ 7,236,957

** Non-income producing securities.

See Notes to Financial Statements.

2

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Schedule of Investments (continued)
As of January 31, 2010

Investments by Strategy (as a percentage of total investments)
Relative Value	27.3%
Equity Hedge	24.5
Distressed Securities	13.2
Macro	11.3
Event-Driven	11.1
Merger Arbitrage	7.5
Convertible Arbitrage	5.1
100.0%

See Notes to Financial Statements.

3

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Statement of Assets, Liabilities and Members' Capital
As of January 31, 2010

Assets

Investments in Trusts, at fair value (cost - $108,030,074)	$112,584,366
Cash and cash equivalents	1,099,680
Investments in Trusts paid in advance	9,362,200
Rebate receivable	34,225
Other assets	22,916
Total assets	123,103,387

Liabilities

Payable for Units tendered	883,134
Subscriptions received in advance	2,098,000
Proceeds received in advance	23,635
Management fee payable	124,878
Directors' fees payable	2,833
Accrued expenses and other liabilities	212,694
Total liabilities	3,345,174

Members' Capital

Total members' capital	$119,758,213

Members' Capital per Unit

Wells Fargo Multi-Strategy 100 Fund I, LLC (91,588.59876 Units outstanding)	$932.6283

Wells Fargo Multi-Strategy 100 TEI Fund I, LLC (36,887.75317 Units outstanding)	$930.9349

See Notes to Financial Statements.

4

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Statement of Operations
For the Year Ended January 31, 2010

Investment Income

Interest	$807
Rebate	361,510
Total investment income	362,317

Fund Expenses

Management fee	1,329,141
Professional fees	175,000
Accounting and administration services	120,583
Offering expenses	92,928
Withholding Tax - TEI	58,772
Registration fees	38,884
Directors' fees	11,333
Custody fees	10,148
Other operating expenses	148,897
Total expenses	1,985,686

Net investment loss	(1,623,369)

Net Realized and Unrealized Gain on Investments

Net realized loss from investments in Trusts	(3,412,028)
Net change in unrealized appreciation from investments in Trusts	11,791,318
Total net realized and unrealized gain from investments in Trusts	8,379,290

Net increase in members' capital resulting from operations	$6,755,921

See Notes to Financial Statements.

5

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Statements of Changes in Members' Capital

		For the Period
		from August 1, 2008
	For the Year Ended	(inception date)
Increase (Decrease) in Members' Capital	January 31, 2010	to January 31, 2009
Operations

Net investment loss	$(1,623,369)	$(834,122)
Net realized loss from investments in Trusts	(3,412,028)	(5,238,535)
Net change in unrealized appreciation/(depreciation) from investments in Trusts	11,791,318	(7,237,026)
Net increase/(decrease) in members' capital resulting from operations	6,755,921	(13,309,683)

Capital Transactions

In-kind capital subscription	-	88,304,551
Issuance of Units	28,525,500	25,013,110
Units tendered	(7,034,009)	(8,497,177)
Increase in members' capital derived from capital transactions	21,491,491	104,820,484

Members' Capital

Total increase in members' capital	28,247,412	91,510,801
Beginning of year	91,510,801	-
End of year	$119,758,213	$91,510,801

See Notes to Financial Statements.

6

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Statement of Cash Flows
For the Year Ended January 31, 2010

Cash Used in Operating Activities

Net increase in members' capital resulting from operations	$6,755,921

Adjustments to reconcile net increase in members' capital
resulting from operations to net cash used in operating activities:
Increase in investments in Trusts paid in advance	(6,386,600)
Increase in rebate receivable	(7,674)
Decrease in prepaid offering costs	92,928
Decrease in other assets	10,301
Increase in proceeds received in advance	23,635
Increase in management fee payable	29,455
Increase in accrued expenses and other liabilities	97,603
Net realized loss from investments in Trusts	3,412,028
Net change in unrealized appreciation from investments in Trusts	(11,791,318)
Sales of Trusts	92,263,808
Purchases of Trusts	(106,568,142)

Net cash used in operating activities	(22,068,055)

Cash Provided by Financing Activities

Proceeds from issuance of Units (net of increase in subscriptions received in advance of $534,500)	29,060,000
Payments on tender of Units (net of decrease in payable for Units tendered of $4,661,236)	(11,695,245)

Net cash provided by financing activities	17,364,755

Cash and Cash Equivalents

Net decrease in cash and cash equivalents	(4,703,300)

Cash and cash equivalents at beginning of year	5,802,980

Cash and cash equivalents at end of year	$1,099,680

See Notes to Financial Statements.

7

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Financial Highlights
	Wells Fargo Multi-Strategy 100 Fund I, LLC

		For the Period from
	For the Year Ended	August 1, 2008 (a)
	January 31, 2010	to January 31, 2009
Per unit operating performance:
(For unit outstanding throughout the period)

Net asset value at beginning of period	$875.1644	$1,000.0000

Income from investment operations:
Net investment loss (b)	(13.3449)	(7.8778)
Net realized and unrealized income/(loss) from investments	70.8088	(116.9578)

Total from investment operations	57.4639	(124.8356)

Net asset value at end of period	$932.6283	$875.1644

Total return	6.57%	(12.48%)

Ratios to average net assets:
Expenses (c) (d) (e)	1.82%	2.07%
Net investment loss (e)	(1.48%)	(1.71%)

Net assets, end of period (in thousands)	$85,418	$60,584

Portfolio turnover	89.00%	30.00%

	Wells Fargo Multi-Strategy 100 Fund TEI I, LLC

		For the Period from
	For the Year Ended	August 1, 2008 (a)
	January 31, 2010	to January 31, 2009
Per unit operating performance:
(For unit outstanding throughout the period)

Net asset value at beginning of period	$875.1644	$1,000.0000

Income from investment operations:
Net investment loss (b)	(14.9640)	(7.8778)
Net realized and unrealized income/(loss) from investments	70.7345	(116.9578)

Total from investment operations	55.7705	(124.8356)

Net asset value at end of period	$930.9349	$875.1644

Total return	6.37%	(12.48%)

Ratios to average net assets:
Expenses (c) (d) (e)	2.01%	2.07%
Net investment loss (e)	(1.67%)	(1.71%)

Net assets, end of period (in thousands)	$34,340	$30,927

Portfolio turnover	89.00%	30.00%

(a) Inception date.
(b) Based on average units outstanding.
(c) The expense ratio does not include expenses of the Trusts in which the Master Fund invests.
(d) Included in the expense ratio are the organization and offering expenses related to the formation of the Master Fund.  Without these Organization and offering expenses, the expense ratio would have been 1.74% for Wells Fargo Multi-Strategy 100 Fund I, LLC and 1.92% for Wells Fargo Multi-Strategy 100 TEI Fund I, LLC.

(e) Annualized for periods less than one year.

See Notes to Financial Statements.

8

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements
January 31, 2010

1. Organization and Description of Business

Wells Fargo Multi-Strategy 100 Master Fund I, LLC (the “Master Fund”), a Delaware limited liability company,  has been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”) since August 1, 2008. The Master Fund is a closed-end management investment company.  Wells Fargo Alternative Asset Management, LLC, a Delaware limited liability company (the “Adviser” or “WFAAM”), is the investment adviser to the Master Fund.

The Master Fund operates under a “master fund/feeder fund” structure where an individual feeder fund’s shareholders indirectly invest substantially all of their investable assets in the Master Fund.  The Master Fund’s shareholders are collectively referred to as the “Feeder-Funds”.  As of January 31, 2010, Wells Fargo Multi-Strategy 100 Fund I, LLC (the "Taxable Investor Fund") and Wells Fargo Multi-Strategy 100 TEI Fund I, LLC (the "TEI Fund") were the only shareholders invested in the Master Fund.  The TEI Fund invests in the Master Fund through Wells Fargo Multi-Strategy 100 TEI Fund I, LDC (the “Offshore Feeder Fund”).  The Taxable Investor Fund and the TEI Fund together are referred as the “Feeder Funds”.  The Master Fund and the Feeder Funds together are referred as the “Funds”.

The Master Fund’s investment objective is to maximize total return while maintaining equity-like volatility and downside protection in declining markets to reward the investors with consistent yet outsized equity-like returns over longer investment time horizons.  The Master Fund generally pursues its investment objective by investing in private investment funds, presently in certain of the various sub-trusts (each, a “Trust”, together, the “Trusts”) of HFR Umbrella Trust (“Umbrella Trust”), a Bermuda Unit Trust.  Each Trust pursues a distinct investment strategy under the direction of an independent investment manager (each, a “Trading Manager”).  Each Trust is associated with a specific Trading Manager and strategy.  WFAAM intends to utilize various investment strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.  WFAAM also intends to use proprietary analytical and optimization techniques to create combinations of strategies to achieve the risk and return objectives.  WFAAM reserves the right to retain assets at the Master Fund level and to invest assets of the Master Fund in securities and assets other than the Trusts, including other private investment funds.  There is no guarantee the Master Fund will achieve its investment objective.

Under the Master Fund’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund.  In addition, in the normal course of business, the Master Fund may enter into contracts with service providers that contain a variety of indemnification clauses.  The Master Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Master Fund and, therefore, cannot be estimated.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Valuation of investments in Trusts – The Master Fund values its investments in the Trusts at fair value in accordance with procedures established by the Master Fund’s Board of Managers (the “Master Fund Board”).  The fair value of the Master Fund’s interest in a Trust will generally represent the net asset value of the Trust as a practical expedient.  The Master Fund could reasonably expect to receive this amount from the Trust or from a third party if the Master Fund’s interest were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.  These investments are redeemable with the Trusts at net asset values under the original terms of the partnership agreements and/or subscription agreements and operations of the Trusts.  However, it is possible that these redemption rights may be restricted or eliminated by the Trusts in the future in accordance with the underlying funds’ agreements.  Due to the nature of the investments held by the Trusts, changes in market conditions and the economic environment may significantly impact the net asset value of the Trusts and the fair value of the Master Fund’s interests in the Trusts.  Furthermore, changes to the liquidity provisions of the Trusts may significantly impact the fair value of the Master Fund’s interests in the Trusts.  Under some circumstances, the Master Fund or the Adviser may determine, based on other information available to the Master Fund or the Adviser, that a Trust’s reported valuation does not represent fair value.  In addition, the Master Fund may not have a Trust’s reported valuation as of a particular fiscal period end.  In such cases, the Master Fund would determine the fair value of such a Trust based on any relevant information available at the time.  The Master Fund Board has also established procedures for the valuation of investment securities, if any, held directly by the Master Fund.

9

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

(b) Income taxes – The Master Fund is classified as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation.  No provision has been made in the accompanying Financial Statements as the individual partners are responsible for income taxes, if any.

Accounting for Uncertainty in Income Taxes set forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return.  Management has analyzed the Master Fund’s tax positions and has concluded that no provision for income tax is required in the Master Fund’s financial statements.  The Master Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  The Master Fund filed 2008 federal income tax return and it remains subject to examination by the Internal Revenue Service.

(c) Security transactions and investment income – The Master Fund’s transactions are recorded on the effective dates of the transactions.  Realized gains and losses on the Master Fund transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  The Master Fund will indirectly bear a portion of the Trusts’ income and expenses, including management fees and incentive fees charged by the Trusts.  That income and those expenses are recorded in the Master Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

(d) Cash and Cash Equivalents – The Master Fund maintains cash in an interest-bearing money market account, which, at times, may exceed federally insured limits.  The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Master Fund.

(e) Rebate Income – A portion of the management fees charged by the investment managers of the Trusts that the Master Fund invests in is rebated to the Master Fund and is recognized on the accrual basis.

(f) Distributions – The Master Fund presently does not intend to make periodic distributions of its net income or gains, if any, to investors (the “Members”).  The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Master Fund Board.

(g) Use of estimates – The preparation of the Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statement.  Actual results could differ from those estimates.

10

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

(h) Offering expenses – Offering expenses incurred in offering and selling units of the Master Fund’s interest (the “Units”) and other legal expenses related thereto.  Offering costs of the Master Fund were $175,252 and were fully amortized over 12 months.  For the period from February 1, 2009 to July 31, 2009, the amortized offering costs were $92,928.

(i) Operating Expenses – The Master Fund bears all expenses incurred in its business and operations.  Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses.  Operating costs also include, by way of example: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Master Fund under, and compliance with, any applicable federal and state laws.  Such expenses are pro rated among all Members.

(j) Third party service providers – PNC Global Investment Servicing (the “Administrator”) serves as the Administrator to the Master Fund.  Under an agreement made between the Administrator and the Master Fund, the following annual fee will be calculated upon the Master Fund’s beginning of the month’s net assets and paid monthly:

0.075% of the first $200 million of aggregate beginning of month net assets;
0.060% of the next $200 million of aggregate beginning of month net assets; and
0.040% of aggregate beginning of month net assets in excess of $400 million.

Asset-based fees will not be charged to the Feeder Funds; provided that 100% of the assets of the Feeder Funds invest into the Master Fund.

PFPC Trust Company (the “Custodian”) serves as the Custodian to the Master Fund, which pays the Custodian a monthly fee based on gross ending assets at the end of each month.

The Master Fund also pays the Administrator certain fixed fees for tax preparation and other services.

3. Investment Advisory Agreement

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  The Adviser also serves as investment adviser to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach.  The Adviser is exempt from registering as a “commodity trading advisor” with the CFTC under CFTC Rule 4.14(a)(8), and the Feeder Funds and the Master Fund each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.  The Adviser is responsible for identifying what it considers to be attractive investment opportunities and for day-to-day oversight of the Master Fund’s portfolio.  Subject to policies adopted by the Master Fund Board and each Feeder Fund’s Board of Managers (the “Feeder Fund Board”) and applicable law, the Adviser is responsible for the day-to-day management of the Master Fund and for the allocation of the Master Fund’s assets to various Trusts.

Investment advisory services are provided to the Master Fund by WFAAM pursuant to an investment advisory agreement dated July 31, 2008 (the “Advisory Agreement”).  As compensation for services and facilities provided by the Adviser under the Advisory Agreement, the Master Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding limited liability company interests (“Master Fund Interests”) of the Master Fund determined as of the last business day of that month (before any repurchases of Master Fund Interests).  A portion of the Management Fee may be reallocated internally to affiliates of the Adviser that supply services related to the distribution of Units.

In addition, each Feeder Fund Board has approved a service agreement entered into among each feeder and the Adviser under the same terms, except as set forth in the next sentence.  Under such agreement, the Feeder Funds do not pay the Adviser a fee if and for so long as the Feeder Funds are invested solely in the Master Fund.

11

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

4. Investment Transactions

Purchases of Investments for the year ended January 31, 2010 were $106,568,142 and proceeds from sales of investments for the year ended January 31, 2010 were $92,263,808.

5. Investments in Trusts

The Umbrella Trust serves as a transparency platform, which WFAAM believes provides a wide spectrum of investment strategies managed by numerous independent managers.  WFAAM actively allocates, and from time to time reallocates, the Master Fund’s assets among certain of the various Trusts.

The investment manager of the Umbrella Trust and each Trust is HFR, whose managing member is HFR Group, L.L.C., also a Delaware limited liability company.  HFR Asset Management L.L.C. (“HFR”) is registered as an investment adviser under the Advisers Act.

The following table lists the Master Fund’s investments in the Trusts for the year ended January 31, 2010, none of which was a related party.  The Master Fund indirectly bears fees and expenses as an investor in the Trusts.  Each series of each Trust will pay HFR a management fee, accrued monthly and paid quarterly.  The fee rate will vary and is expected to range from 1.10% to 2.60% per annum of the net asset value of that series.  Additionally, HFR will generally receive an incentive allocation from each series of each Trust equal to 20% of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.

Information about the underlying investments held by the Trusts is not readily available, so it is unknown whether the Trusts hold any single investment whereby the Master Fund’s proportionate share exceeds 5% of the each Trust’s net assets at January 31, 2010.

12

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

			Net Change in
	% of Master		Unrealized	Realized
	Fund's Total		Appreciation	Gain	Redemptions
Investments in Trusts	Fair Value	Fair Value	(Depreciation)	(Loss)	Permitted
HFR CA Global Opportunity Fund	-	$-	$(301,096)	$1,295,298	Monthly
HFR CA Lazard Rathmore Fund	5.1	5,688,722	1,610,927	446,670	Monthly
HFR DS Feingold O'keeffe Fund	7.6	8,524,743	429,205	-	Monthly
HFR DS Opportunity Fund	0.4	458,226	1,108,191	(1,109,680)	In liquidation
HFR DS Restoration Fund	0.1	151,776	(269,389)	(321,616)	In liquidation
HFR ED Discovery Fund	-	-	10,332	74,943	Monthly
HFR ED Global Fund	5.7	6,451,899	282,599	-	Monthly
HFR ED Select IV Fund	5.4	6,061,150	392,462	58,888	Monthly
HFR EM Advantage Fund	-	-	917,908	(932,705)	Monthly
HFR EM Outrider Fund	5.1	5,760,293	748,093	-	Monthly
HFR EM Select Fund	-	-	1,253,221	(1,528,193)	Monthly
HFR HE Acero Fund	-	-	115,546	(181,456)	Monthly
HFR HE Ajia Lighthorse China Growth Fund	6.4	7,198,652	1,451,872	281,715	Monthly
HFR HE Asia Performance Fund	2.2	2,527,789	97,501	2,388	Monthly
HFR HE Enorasi Fund	-	-	396,059	(275,134)	Monthly
HFR HE Europe Performance Fund	3.2	3,621,051	334,853	(33,782)	Monthly
HFR HE Gartmore Fund	-	-	138,853	(161,739)	Monthly
HFR HE Jade Fund	3.4	3,799,465	(1,719)	-	Monthly
HFR HE PilotRock Fund	-	-	1,175,881	(1,379,252)	Monthly
HFR HE Soundpost Fund	5.0	5,632,571	903,524	(1,238)	Monthly
HFR HE Systematic Fund	4.3	4,832,925	532,422	(203,019)	Monthly
HFR HE Timescape Fund	-	-	343,006	(731,566)	Monthly
HFR MA Select Opportunity Fund	2.8	3,186,347	106,847	-	Monthly
HFR MA Shorewater Fund	2.4	2,675,156	137,026	129,843	Monthly
HFR MA Strategic Fund	2.3	2,569,477	(51,713)	258,460	Monthly
HFR Macro Augustus Discretionary Currency Fund	-	-	-	12,667	Monthly
HFR Macro Discovery Fund	2.7	3,079,116	(997,093)	(448,310)	Monthly
HFR Macro Seal Fund	4.9	5,496,361	12,894	(4,854)	Monthly
HFR Macro Woodbine Fund	-	-	-	(45,861)	Monthly
HFR MF Beach Fund	3.7	4,171,785	(517,906)	205,630	Monthly
HFR MF Diversified Select Fund	-	-	(360,435)	(142,499)	Monthly
HFR RVA Advent Global Opportunity Fund	5.1	5,711,499	343,299	-	Monthly
HFR RVA ARX Fund	6.0	6,790,113	277,534	(1,283)	Monthly
HFR RVA Constellation Fund	-	-	-	767,167	Monthly
HFR RVA Harvest 1.25x Fund	3.1	3,520,233	73,133	-	Monthly
HFR RVA Kayne MLP 1.25x Fund	3.4	3,777,722	217,322	-	Monthly
HFR RVA Opal Fund	-	-	-	433,673	Monthly
HFR RVA Titan Fund	4.3	4,808,462	(996,000)	352,339	Monthly
HFR RVA Whitebox Fund	5.4	6,088,833	1,876,159	(229,522)	Monthly
Total Investments in Trusts	100.0%	$112,584,366	$11,791,318	$(3,412,028)

Accounting Standards Update (“ASU”) 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value.  Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.  A detailed depiction of each investment in the Master Fund by strategy can be found in the tables within the Schedule of Investments.

13

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

The following is a summary of the investment strategy of the investments in the Trusts held in the Master Fund as of January 31, 2010.  All Trusts are redeemable monthly with 15 business days prior written notice to the administrator of respective Trust.  However, HFR DS Opportunity Fund and HFR DS Restoration Fund are in liquidation and no longer accept redemption requests.  The Master Fund expects to receive full redemption proceeds from these two Trusts by the end of June 2010.  The Master Fund had no unfunded capital commitments as of January 31, 2010.

The Trusts in convertible arbitrage strategy involve purchasing a portfolio of convertible securities and hedging those positions by selling short the underlying common stock.  Trading Managers will, in an effort to capitalize on relative pricing inefficiencies, purchase long positions in convertible securities, generally convertible bonds, convertible preferred stock or warrants, and hedge a portion of the equity risk by selling short the underlying common stock.  Trading Managers may also seek to hedge interest rate exposure under some circumstances.

The Trusts in distressed securities strategy invest in, and may sell short, the securities of companies where the security’s price has been, or is expected to be, affected by a distressed situation.  This may involve reorganizations, bankruptcies, distressed sales and other corporate restructurings.  Trading Managers will seek profit opportunities arising from inefficiencies in the market for such securities and other obligations.

The Trusts in equity hedge strategy combine core long holdings of equities with short sales of equities as well as limited use of options and CFTC-approved futures contracts primarily for hedging purposes.  Profits are made when long positions appreciate and stocks sold short depreciate.  Conversely, losses are incurred when long positions depreciate and/or the value of stocks sold short appreciates.

The Trusts in event driven strategy invest in opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, bankruptcy reorganizations, recapitalizations and share buybacks.  Instruments include long and short common and preferred stocks, as well as debt securities, options and CFTC-approved futures contracts primarily for hedging purposes.  Trading Managers may hedge against market risk by purchasing S&P put options or put option spreads.

The Trusts in macro strategy attempt to identify extreme price valuations in stock markets, interest rates, foreign exchange rates and physical commodities, and make leveraged bets on the anticipated price movements in these markets.  To identify extreme price valuations, Trading Managers generally employ a top-down global approach that concentrates on forecasting how global macroeconomic and political events affect the valuations of financial instruments.

14

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

The Trusts in merger arbitrage strategy focus on investment opportunities that arise from corporate transactions and business combinations of varied nature, consisting of but not limited to, acquirer/target and mergers between business entities.  Trading Managers will seek profit opportunities arising from inefficiencies in the market for such securities and other obligations, as a function of ongoing transaction developments determining ultimate realized value.

The Trusts in relative value arbitrage strategy employ multiple arbitrage investment strategies including forms of fixed-income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage.  Generally, Trading Managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted.  In addition, Trading Managers make decisions regarding which relative value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

6. Fair Value Measurements

The Master Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  The three levels of the fair value hierarchy are:

•
Level 1 – Unadjusted quoted prices for identical securities in an active market.  Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

•
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly.  Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

•	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to fair value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Master Fund’s net assets as of January 31, 2010, is as follows:

Valuation Inputs	Investments in Trusts
Level 1 – Quoted Prices	$ -
Level 2 – Other Significant Observable Inputs	111,974,364
Level 3 – Significant Unobservable Inputs	610,002
Total	$ 112,584,366

15

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Investments in Trusts
Balance, as of February 1, 2009	$ 89,900,742
Realized gain (loss)	(1,431,296)
Change in unrealized appreciation (depreciation)	838,802
Net purchases (sales)	(6,663,100)
Net transfers in/out of Level 3*	(82,035,146)
Balance, as of January 31, 2010	$ 610,002

Investments in Trusts
Change in unrealized appreciation (depreciation) relating to securities held at the end of reporting period	$ 8,102,043

* “Net transfers out of Level 3” represent investments in Trusts that were previously categorized as Level 3 investments for the year ended January 31, 2009.  In accordance with recently issued authoritative guidance, these investments are being reclassified as Level 2 investments for the year ended January 31, 2010.

7. Capital Share Transactions

The Master Fund intends to accept initial and additional subscriptions for Units made after the closing date and the commencement of the Master Fund’s investment operations only once each month, effective as of the opening of business on the first business day in that month at the relevant net asset value per Unit of the Master Fund as of the close of business on the last business day of the prior month.  The Master Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Master Fund may from time to time offer to repurchase Units pursuant to written tenders by Members.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund Board in its sole discretion.

The Feeder Funds’ assets consist primarily of interests in the Master Fund.  With respect to the TEI Fund, these interests are held through the Offshore Feeder Fund.  The Master Fund Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Feeder Funds to meet their obligations under their repurchase offers.

16

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Notes to Financial Statements (continued)
January 31, 2010

For the year ended January 31, 2010, transactions in the Master Fund’s interest were as follows:

	Issuance		Tender
	(in Units)	Issuance	(in Units)	Tender

Taxable Investor Fund	28,987	$ 26,017,100	(6,625)	$ (5,925,782)

TEI Fund	2,768	2,508,400	(1,218)	(1,108,227)
	31,755	$ 28,525,500	(7,843)	$ (7,034,009)

8. Risk Factors

An investment in the Master Fund involves various risks.  The Master Fund allocates assets to Trusts that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.  No guarantee or representation is made that the investment program will be successful.

9. Recent Accounting Pronouncements

In January 2010, FASB issued ASU No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010.  At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Master Fund through financial statement issuance and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited)

Approval of Investment Advisory Agreement

At the initial meeting of the Master Fund Board, which was held in person on July 17, 2008, the Master Fund Board discussed the materials previously provided to them to assist in their consideration of the proposed Advisory Agreement.  When assessing the initial approval of the Advisory Agreement between the Master Fund and the Adviser, the Master Fund Board considered, among other information, the following:

•	A report comparing the proposed fee and anticipated expenses of the Master Fund to similar funds;
•	Information on a relevant peer group of registered funds of hedge funds;
•	The economic outlook and the general investment outlook in the relevant financial markets;
•	The Adviser's prior results with the Master fund’s predecessor and the financial condition and resources of Wells Fargo & Company (“Wells Fargo”) and its affiliates;
•	Arrangements regarding the distribution of the Master Fund and the Feeder Fund interests;
•	The procedures used to determine the fair value of Master Fund assets;
•	The Adviser's anticipated management of the relationship with the Master Fund's Administrator, Custodian and independent registered public accounting firm;
•	The resources devoted to the Adviser's compliance efforts undertaken on behalf of the private funds it manages and its efforts in regard to its first registered investment company;
•	The quality, nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates;
•	Investment management staffing; and
•	Anticipated operating expenses to be paid to third parties.

The Master Fund Board reviewed the nature, quality and scope of the services to be provided to the Master Fund by the Adviser pursuant to the Advisory Agreement.  The Master Fund Board also considered the proposed fee to be charged under the Advisory Agreement, as well as the performance of the Master Fund's predecessor, and reviewed comparative fee and performance data previously provided by the Adviser.  The Master Fund Board did not consider any single factor as controlling in determining whether to approve the Advisory Agreement.  Nor are the items described herein all encompassing of the matters considered by the Master Fund Board.

Nature, Extent and Quality of Services

The Master Fund Board reviewed and considered the nature and extent of the investment advisory services  to be provided by the Adviser to the Master Fund under the Advisory Agreement,  including the selection of underlying funds, allocation of the Master Fund's assets among, and monitoring  performance of, underlying funds, evaluation of risk exposure of underlying funds and reputation, and experience of underlying funds' managers, management of short-term cash and operations of underlying funds, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Master Fund for investment.  The Master Fund Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the Advisory Agreement, including, among other things, providing to the Master Fund and the Feeder Funds office facilities, equipment, and personnel.  The Master Fund Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who would provide the investment advisory and administrative services to the Master Fund.  The Master Fund Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Master Fund Board also took into account the Adviser's compliance policies and procedures, including the procedures used to determine the fair value of the Master Fund's assets.  The Master Fund Board concluded that the overall quality of the proposed advisory and administrative services was satisfactory.

18

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited) (continued)

Performance Relative to Comparable Funds Managed by Other Advisers

The Master Fund Board reviewed the performance of the Master Fund’s predecessor based on information provided by the Adviser that showed (i) the Master Fund's predecessor’s historical performance compared to various diversified hedge fund indices, and (ii) the Master Fund's predecessor’s return for its most recent fiscal period as compared to the return of other comparable registered funds-of-hedge-funds.  The Master Fund Board considered the Master Fund's predecessor’s performance since inception and the relative lack of correlation of such performance to fixed income or equity indices generally.  The Master Fund Board concluded that the Master Fund's predecessor performance was satisfactory and that, while past performance is not indicative of future performance, indicated a high level of demonstrated skill on the part of the Adviser.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Master Fund Board reviewed the proposed Management Fee rate and anticipated total expense ratio of the Master Fund and the Feeder Funds.  The Master Fund Board compared the proposed Management Fee and total expense ratios for each of the Master Fund and the Feeder Funds with various comparative data, including a report prepared by the Adviser comparing the proposed fees payable by each of the funds to those payable by other comparable registered funds of hedge funds.  The Master Fund Board noted that the proposed fee payable to the Adviser was lower than or comparable to the fees payable to the advisers of most comparable registered funds of hedge funds.  The Master Fund Board concluded that the Management Fee to be paid by the Master Fund and total expense ratio of each of the Feeder Funds were reasonable and satisfactory in light of the anticipated services to be provided.

Breakpoints and Economies of Scale

The Master Fund Board reviewed the structure of the Master Fund's Management Fee under the Advisory Agreement and noted that it does not include any breakpoints.  The Master Fund Board considered the Master Fund's Management Fee of 1.25% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Master Fund.  The Master Fund Board also determined that, given the anticipated relative size of the Master Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Anticipated Profitability of Advisers and Affiliates

The Board considered and reviewed information concerning the anticipated costs to be incurred and profits to be realized by the Investment Adviser and its affiliates from the Investment Adviser's relationship with the funds.  The Board noted that the Investment Adviser realized a profit with respect to the predecessor to the Master Fund and operates profitable lines of advisory business in other respects.  Based on their review of the information they received, the Board concluded that there anticipated profits to be earned, if any, by the Investment Adviser and its affiliates were reasonable.

General Conclusion

Based on its consideration of all factors that it deemed material, the Master Fund Board concluded it would be in the best interest of the Master Fund and the Feeder Funds and their anticipated members to approve the Advisory Agreement as proposed.

19

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited) (continued)

The Boards of Managers of the Funds and the Master Fund

The Feeder Fund Boards and the Master Fund Board provide broad oversight over the operations and affairs of the Funds, and have overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Funds’ business.  The Feeder Fund Boards and the Master Fund Board exercise the same powers, authority and responsibilities on behalf of the Funds, as are customarily exercised by the board of directors of a registered investment company organized as a corporation or trust.  The Offshore Feeder Fund has two members: the TEI Fund (which serves as the managing member) and the Adviser (which holds only a nominal, non-voting, non-participating interest).  The Offshore Feeder Fund does not have a board of directors.  The Members of the Offshore Feeder Fund have delegated the day-to-day management, as well as general oversight responsibilities of the Offshore Feeder Fund, to the TEI Fund.  The Board of the TEI Fund therefore effectively makes all decisions on behalf of the Offshore Feeder Fund.

The managers of the Feeder Fund Boards and the Master Fund Board are not required to contribute to the capital of the Funds or to hold Units of the Funds.  A majority of the managers of the Feeder Fund Boards and the Master Fund Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Funds (collectively, the “Independent Managers”).  The Independent Managers perform the same functions for the Funds as are customarily exercised by the non-interested directors or trustees of a registered investment company organized, respectively, as a corporation or a trust.

The identity of the Independent Managers and officers of the Funds and brief biographical information regarding each such person during the past five years is set forth below.  Each Independent Manager who is deemed to be an “interested person” of the Funds, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 333 Market Street, 29th Floor, San Francisco, CA 94105.

Independent Managers

Name and Age	Position(s) with the Funds	Term of Office and Length(1) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex2 Overseen by Manager	Other Directorships Held by Manager
Daniel J. Rauchle, 47*	Manager, President	Indefinite term (since August 1, 2008)	Director of WFAAM and the Chairman of the WFAAM Investment Advisory Board since 2001.	3	None.

20

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited) (continued)

Name and Age	Position(s) with the Funds	Term of Office and Length(1) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex2 Overseen by Manager	Other Directorships Held by Manager
Dennis G. Schmal, 63	Manager, Audit Committee Chairperson	Indefinite term (since August 1, 2008)	Director of the 13 AssetMark mutual funds since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation since 2005; Director of Varian Semiconductor Equipment Associates since 2004; Director of Merriman Curhan Ford Group since 2003; Director of North Bay Bancorp from 2006 to 2007.	3
Director of the 13 AssetMark mutual funds since 2007; Director of Varian Semiconductor Equipment Associates since 2004; Director of MCF Corporation since 2003; Director of North Bay Bancorp from 2006 to 2007.

Tim Holmes, 48	Manager, Nominating and Compensation Committee Chairperson	Indefinite term (since August 1, 2008)	Portfolio Manager of Nuveen Asset Management since 2007; Managing Member/Chief Operating Officer of Ascendant Capital Partners/ BayStar Capital LLC from 2003 to 2006.	3	None.

*	Indicates an Interested Manager.

(1)
Each Independent Manager serves until death, retirement, resignation or removal from the applicable Feeder Fund Board or the Master Fund Board.  Any Independent Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Independent Managers not subject to the removal vote (but only if there are at least three Independent Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(2)	The “Fund Complex” is comprised of 3 closed-end registered investment companies, including the Funds

Principal Officers who are not Independent Managers:

Name and Age	Position(s) with the Funds	Length of Time Served(1)	Principal Occupation During Past Five Years
Eileen Alden, 40	Treasurer	Since August 1, 2008
Director of WFAAM and a member of the WFAAM Investment Advisory Board since 2005; Vice President of Wells Fargo Bank since 2007; Member of the Asset Allocation Committees for Wells Fargo Bank’s Wealth Management Group since 2007 and its Family Wealth Group since 2008; Assistant Vice President of Progress Investment Management Company from 2001 to 2005.

21

Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Supplemental Information (unaudited) (continued)

Name and Age	Position(s) with the Funds	Length of Time Served(1)	Principal Occupation During Past Five Years
Dede Dunegan, 53	Chief Compliance Officer, Secretary	Since August 1, 2008	Vice President and Compliance Manager of Wells Fargo Bank’s Wealth Management Group since 2004; CCO of Nelson Capital Management, LLC since 2005; CCO of Osterweis Capital Management from 2000 to 2004.

(1)	Each officer of a Feeder Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Form N-Q Filings

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Master Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (415) 371-4000 and on the SEC’s web site at www.sec.gov.

22

APPENDIX A

WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC
(A Delaware Limited Liability Company)

LIMITED LIABILITY COMPANY AGREEMENT
Dated as of  May 18, 2010

TABLE OF CONTENTS
Page
ARTICLE I: DEFINITIONS		1
ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS		4
2.1	FORMATION OF LIMITED LIABILITY COMPANY	4
2.2	NAME	5
2.3	PRINCIPAL AND REGISTERED OFFICE	5
2.4	DURATION	5
2.5	BUSINESS OF THE FUND	5
2.6	BOARD OF MANAGERS	7
2.7	MEMBERS	8
2.9	BOTH MANAGERS AND MEMBERS	8
2.10	LIMITED LIABILITY	9
ARTICLE III: MANAGEMENT		9
3.1	MANAGEMENT AND CONTROL	9
3.2	ACTIONS BY THE BOARD OF MANAGERS	10
3.3	MEETINGS OF MEMBERS	10
3.4	CUSTODY OF THE FUND’S ASSETS	12
3.5	OTHER ACTIVITIES OF MEMBERS AND MANAGERS	12
3.6	DUTY OF CARE	12
3.7	INDEMNIFICATION	12
3.8	FEES, EXPENSES AND REIMBURSEMENT	14
ARTICLE IV: TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS AND REPURCHASES		16
4.1	TERMINATION OF STATUS OF A MANAGER	16
4.2	REMOVAL OF THE MANAGERS	16
4.3	TRANSFER OF UNITS OF MEMBERS	16
4.4	REPURCHASE OF UNITS	17
ARTICLE V: CAPITAL		19
5.1	CAPITAL CONTRIBUTIONS	19
5.2	RIGHTS OF MEMBERS TO CAPITAL	19
5.3	CAPITAL ACCOUNTS	20

5.4	ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS	20
5.5	RESERVES	20
5.6	TAX ALLOCATIONS	21
5.7	DISTRIBUTIONS	21
5.8	WITHHOLDING	21
ARTICLE VI: DISSOLUTION AND LIQUIDATION		22
6.1	DISSOLUTION	22
6.2	LIQUIDATION OF ASSETS	22
ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS		23
7.1	ACCOUNTING AND REPORTS	23
7.2	DETERMINATIONS BY THE BOARD OF MANAGERS	23
7.3	VALUATION OF ASSETS	24
ARTICLE VIII: MISCELLANEOUS PROVISIONS		24
8.1	AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT	24
8.2	SPECIAL POWER OF ATTORNEY	25
8.3	NOTICES	26
8.4	AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS	26
8.5	APPLICABILITY OF 1940 ACT AND FORM N-2	27
8.6	CHOICE OF LAW	27
8.7	NOT FOR BENEFIT OF CREDITORS	27
8.8	THIRD-PARTY BENEFICIARIES	27
8.9	MERGER AND CONSOLIDATION	27
8.10	PRONOUNS	28
8.11	CONFIDENTIALITY	28
8.12	SEVERABILITY	28
8.13	FILING OF RETURNS	29
8.14	TAX MATTERS PARTNER	29
8.15	SECTION 754 ELECTION	29
8.16	USE OF NAMES “WELLS FARGO ALTERNATIVE ASSET MANAGEMENT, LLC,” “WFAAM” AND “WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC”	30

ii

WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of Wells Fargo Multi-Strategy 100  Fund A, LLC (the “Fund”) is dated as of May 18, 2010 by and among Daniel J. Rauchle, as the initial Manager, Wells Fargo Alternative Asset Management, LLC, as the initial Member, and those Persons hereinafter admitted as Members.

WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the “Certificate”) dated and filed with the Secretary of State of Delaware on May 14, 2010.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I: DEFINITIONS

For purposes of this Agreement:

“ADVISERS ACT” - The Investment Advisers Act of 1940, as amended, and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

“AFFILIATE” - An affiliated person of a person as such term is defined in the 1940 Act.

“AGREEMENT” - This Limited Liability Company Agreement, as amended from time to time.

“BOARD” - The Board of Managers established pursuant to Section 2.6.

“BUSINESS DAY” - A day on which banks are ordinarily open for normal banking business in New York and Bermuda or such other day or days as the Board may determine in its sole and absolute discretion.

“CAPITAL ACCOUNT” - With respect to each Member, the capital account established and maintained on behalf of such Member pursuant to Section 5.3.

“CAPITAL CONTRIBUTION” - With respect to each Member, the amount of capital contributed to the Fund pursuant to Section 5.1.

“CERTIFICATE” - The Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

“CLOSING DATE” - The first date on or as of which a Person other than Wells Fargo Alternative Asset Management, LLC is admitted to the Fund as a Member.

“CODE” - The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

“DELAWARE ACT” - The Delaware Limited Liability Company Act, as amended from time to time, or any successor law.

“DISTRIBUTOR” - Wells Fargo Advisors, LLC or any Person who may hereafter serve as a placement agent for Units pursuant to a placement agreement with the Fund, or as the distributor of Units pursuant to a general distribution agreement with the Fund.

“FISCAL PERIOD” - The period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last Business Day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

1)	the last day of each Fiscal Year;
2)	the last day of each Taxable Year;
3)	the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1;
4)	any day on which the Fund values any Units of any Member in connection with the repurchase of such Units; or
5)
any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited from the Capital Accounts of all Members in accordance with their respective ownership of Units.

“FISCAL YEAR” - The period commencing on the Closing Date and ending on the next succeeding January 31, and thereafter each period commencing on February 1 of each year and ending on the immediately following January 31 (or on the date of the final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another fiscal year for the Fund.

“FORM N-2” - The Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

“FUND” - The limited liability company governed hereby.

“INDEMNITEES” - Each Manager of the Fund and the directors, officers and employees of the Fund (including his or her respective executors, heirs, assigns, successors, or other legal representatives).

“INDEPENDENT MANAGERS” - Those Managers who are not “interested persons” of the Fund as such term is defined by the 1940 Act.

“INITIAL MANAGER” - The individual who directed the formation of the Fund and served as initial Manager.

“INVESTMENT FUNDS” - Investment funds in which the Fund’s assets are invested.

“INVESTMENT MANAGERS” - The organizations that manage and direct the investment activities of Investment Funds or are retained to manage and invest designated portions of the Fund’s or the Master Fund’s assets.

2

“MANAGER” – An individual designated as a Manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of the Fund, including the Initial Manager.

“MASTER FUND” - Wells Fargo Multi-Strategy 100 Master Fund I, LLC, a Delaware limited liability company, and any successor thereto, in which the Fund invests or plans to invest.

“MEMBER” - Any Person who shall have been admitted to the Fund as a member (including any Manager in such Person’s capacity as a member of the Fund but excluding any Manager in such Person’s capacity as a Manager of the Fund) until such Person ceases to be a Member in accordance with the terms hereof and the Delaware Act; such term includes WFAAM (and any Affiliate of WFAAM to the extent such Affiliate makes a capital contribution to the Fund and shall have been admitted to the Fund as a member).

“NET ASSETS” - The total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Units. The Net Assets of the Fund will be computed as of the close of business on the last Business Day of each Fiscal Period. In computing Net Assets, the Fund will value its interest in the Master Fund at the Net Asset Value provided by the Master Fund to the Fund. Other securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued based upon estimates made in good faith by the Board in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing Net Assets.

“NET ASSET VALUE” - Net Assets divided by the number of Units outstanding at the applicable date. The initial Net Asset Value of a Unit, as of the Closing Date, shall be $100.

“NET PROFIT OR NET LOSS” - The amount by which the Net Assets as of the close of business on the last Business Day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, as of the close of business on the Closing Date).

“1940 ACT” - The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

“PERSON” – Any individual, limited partnership corporation, association, limited liability company or partnership, estate, trust, governmental authority or other legal entity and his, her or its heirs, executors, administrators, legal representatives, successors and assigns where the context requires.

“REGULATIONS” - Treasury Regulations promulgated under the Code.

“SECURITIES” - Securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation, currency, commodity, any type of derivative instrument and financial instrument and any contract based on any index or group of securities, debt obligations, currencies, commodities, any options thereon and any interests, units or shares issued by an Investment Fund.

3

 “TAXABLE YEAR” - The period commencing on the Closing Date and ending on the next succeeding December 31, and thereafter each period commencing on January 1 of each year and ending on the immediately following December 31 (or on the date of the final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another taxable year for the Fund.

“TRANSFER” - The assignment, transfer, sale, encumbrance, pledge, or other disposition of a Unit, including any right to receive any allocations and distributions attributable to such Unit, and “TRANSFEROR” and “TRANSFEREE” mean the respective parties to a Transfer.

“UNITS” - The units of limited liability company interest, each representing an ownership interest in the Fund, including the rights and obligations of a Member under this Agreement and the Delaware Act.  On the Closing Date, one Unit shall be issued with respect to each $100 in value deemed contributed to the capital of the Fund by a Member.  After the Closing Date, Units shall be issued at the Net Asset Value as of the date of issuance.

“VALUATION DATE” - The date as of which the Fund values Units for purposes of determining the price at which Units are to be repurchased by the Fund pursuant to an offer made by the Fund pursuant to Section 4.4 hereof.

“WFAAM” - Wells Fargo Alternative Asset Management, LLC, a Delaware limited liability company, or any successor thereof.

ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS

2.1           FORMATION OF LIMITED LIABILITY COMPANY

The Fund has been formed as a limited liability company at the direction of the Initial Manager and WFAAM as the initial Member, who authorized the filing of the Certificate.  Such formation and filing are hereby ratified by the execution of this Agreement.  The Board shall cause the execution and filing in accordance with the Delaware Act of any amendment to the Certificate and shall cause the execution and filing with applicable governmental authorities of any other instruments, documents, and certificates that, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or as such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund.

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2.2           NAME

The Fund’s name shall be “Wells Fargo Multi-Strategy 100 Fund A, LLC” or such other name as the Board may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3           PRINCIPAL AND REGISTERED OFFICE

The Fund shall have its principal office c/o WFAAM, 333 Market Street, 29th Floor, San Francisco, CA 94105, or at such other place as may be designated from time to time by the Board.

The Fund shall have its registered office in Delaware at Corporation Service Company and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.

2.4           DURATION

The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5           BUSINESS OF THE FUND

(a)           The business of the Fund is, either directly or indirectly, through one or more other pooled investment vehicles, to purchase, sell (including short sales), invest, and trade in Securities, on margin or otherwise, to engage in any financial or derivative transactions relating thereto or otherwise, and to invest, as a feeder fund, all of its assets directly or indirectly in a master fund as part of a master-feeder fund structure or in one or more other funds as a fund of funds. The Fund may execute, deliver, and perform all contracts, agreements, subscription documents, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out its objective or business.

(b)           The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board. The Fund may register its Units under the Securities Act of 1933, but need not so register Units.

(c)           In furtherance of the Fund’s business, the Board shall have the authority to take the following actions, and to delegate such portion or all of such authority to such officers of the Fund as the Board may elect:

(1)           To enter into and perform any and all agreements relating to the issuance of Units and the admission of Members in accordance therewith.

(2)           To acquire or buy, and invest the Fund’s property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of securities  and investments of any kind including, but not limited to, interests, shares or units of

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Investment Funds, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, and interests in loans, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers’ acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any state or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Fund in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, and coins and currency of all countries; to engage in “when issued” and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of the Fund.

(3)           To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any of the Fund’s property or any of the foregoing securities, instruments or investments; to purchase and sell options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including, without limitation, the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into interest rate, currency and other swap transactions; and to engage in all types and kinds of hedging and risk management transactions.

(4)           To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Fund property, including, without limitation, the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

(5)           To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

(6)           To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Fund property; to endorse, guarantee, or

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undertake the performance of any obligation or engagement of any other Person; to lend all or any part of the Fund’s property to other Persons; and to issue general unsecured or other obligations of the Fund, and enter into indentures or agreements relating thereto.

(7)           To aid, support or assist by further investment or other action any Person, any obligation of or interest which is included in the Fund’s property or in the affairs of which the Fund has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

(8)           To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board shall deem proper.

(9)           To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Agreement, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Agreement, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

2.6           BOARD OF MANAGERS

(a)           The Board shall initially consist of the Initial Manager.  Prior to the Closing Date, the Initial Manager shall appoint additional individuals who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers.  The initial Member shall elect of each of the Managers so designated as of the Closing Date.  After the Closing Date, the Board may, subject to the provisions of paragraphs (b) and (c) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board by Members, designate any Person who shall agree to be bound by all of the terms of this Agreement as a Manager.  The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund.  After the Closing Date, the number of Managers shall be fixed from time to time by the Board.

(b)           Each Manager shall serve on the Board for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 or Section 4.2 hereof.  In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board.

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(c)           In the event that no Manager remains to continue the business of the Fund, WFAAM shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7           MEMBERS

(a)           WFAAM is hereby admitted as a Member of the Fund effective as of the time of its execution of this Agreement, and WFAAM shall make the contribution and receive the number of Units set forth in Section 2.8.

(b)           The Fund may offer Units for purchase by investors (including through exchange) in such manner and at such times as may be determined by the Board.  Each subscription for Units is subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscription in the full amount of such subscription or such other consideration as the Board may consider appropriate.  Subject to the foregoing, a Person may be admitted to the Fund as a Member upon approval of the Board, subject to the condition that such Person shall execute and deliver a subscription agreement, application, certification or other document specified by the Board pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement.  The Board may, in its sole and absolute discretion, reject any subscription for Units.  The Board may, in its sole and absolute discretion, suspend the offering of the Units at any time. The admission of any Person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such Member.

2.8           INITIAL CONTRIBUTION

The initial contribution of capital to the Fund by WFAAM of $1,000 shall be represented by 10 Units, which Units shall have the same rights as other Units held by Members.

2.9           BOTH MANAGERS AND MEMBERS

A Member may also be a Manager for purposes of the Delaware Act, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

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2.10           LIMITED LIABILITY

Except as provided under the Delaware Act or the 1940 Act, a Member shall not be liable for the Fund’s debts, obligations, and liabilities in any amount in excess of the capital account balance of such Member.  Except as provided under the Delaware Act or the 1940 Act, a Manager shall not be liable for the Fund’s debts, obligations or liabilities.

ARTICLE III: MANAGEMENT

3.1           MANAGEMENT AND CONTROL

(a)           Management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware stock corporation organized under the Delaware General Corporation Law and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware stock corporation who is not an “interested person” of such company, as such term is defined by the 1940 Act.  During any period in which the Fund shall have no Managers, WFAAM, as the initial Member, shall have the authority to manage the business and affairs of the Fund, and to bind the Fund.

(b)           Subject to the last sentence of Section 3.1(a), Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(c)           The Board may create one or more committees consisting of one or more Board Members, and it may delegate to any other Person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law, and may appoint Persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board consistent with applicable law and with this Agreement.

(d)           The Board shall have full power and authority to adopt By-Laws providing for the conduct of the business of the Fund and containing such other provisions as they deem necessary, appropriate or desirable, subject to the voting powers of one or more Classes created pursuant to this Section 3.1, to amend and repeal such By-Laws; provided, however, that, to the extent the By-Laws are inconsistent with the terms or provisions of this Agreement, the terms and provisions of this Agreement shall control.  Unless the By-Laws specifically require that

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Members authorize or approve the amendment or repeal of a particular provision of the By-Laws or otherwise required by the 1940 Act, any provision of the By-Laws may be amended or repealed by the Board without Member authorization or approval.

(e)           The Board shall have the full power and authority, without Member approval, to authorize one or more Classes of Units; Units of each such Class having such preferences, voting powers and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and as shall be set forth in a resolution adopted in accordance with this Agreement and, if applicable, the By-Laws.  The Board may amend this Agreement, without Member approval, to provide for the terms of such Class or Classes.

3.2           ACTIONS BY THE BOARD OF MANAGERS

(a)           Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone or other electronic means) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

(b)           The Board may designate from time to time a Principal Manager or chair who shall preside at all meetings of the Board. Meetings of the Board may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone or other electronic means except where in person attendance at a meeting is required by the 1940 Act.  A majority of the Managers shall constitute a quorum at any meeting.

3.3           MEETINGS OF MEMBERS

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board (or by WFAAM in accordance with Section 2.6(c)) or by Members holding Units with an aggregate Net Asset Value of 25% or more of the aggregate Net Asset Value of all Units, and may be held at such time, date and place as the Board (or WFAAM, if applicable under Section 2.6(c)) shall determine.  The Board (or WFAAM in accordance with Section 2.6(c)) shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting at least 10 days prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law.  Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting.  The presence in person or by proxy of Members holding 40% or more of the aggregate Net Asset Value of all Units as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be

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adjourned by the Board, by WFAAM (in connection with a meeting under Section 2.6(c)), or by action of the Members holding a majority, by aggregate Net Asset Value, of the Units present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.  In the event the Fund invests in another investment company pursuant to Section 12(d)(1)(E) of the 1940 Act, and such other investment company holds a meeting (other than to vote on the termination of such investment company’s business, which may be determined by the Board), the Fund shall seek instructions of its Members, without the necessity of holding a meeting or obtaining a quorum of Members, and vote all of the Fund’s interests in such other investment company proportionately to the instructions received from the Members.

(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to the aggregate Net Asset Value of such Member’s Unit ownership as of the record date for such meeting. The Board shall establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members as the record date for determining eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy, provided that such proxy is authorized to act by (i) a written instrument properly executed by the Member and filed with the Fund before or at the time of the meeting or (ii) such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Board. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Units entitled to vote thereon were present and voted.  The Board may establish a record date for such vote not less than 2 days nor more than 90 days prior to the date such request for consent is first mailed as the record date for determining eligibility to consent and the number of votes that each Member will be entitled to give its consent with respect to, and shall maintain for each record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to give its consent with respect to.

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3.4           CUSTODY OF THE FUND’S ASSETS

The physical possession of all funds, Securities, or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

3.5           OTHER ACTIVITIES OF MEMBERS AND MANAGERS

(a)           The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as the Managers may reasonably believe to be required to perform their obligations under this Agreement.

(b)           Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquiring and disposing of Securities, providing of investment advisory or brokerage services, serving as directors, officers, employees, advisors, or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to any such activities of any other Member or Manager, or in or to any profits derived therefrom.

3.6           DUTY OF CARE

(a)           No Manager shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of a Manager’s services pursuant to any agreement, including this Agreement, between a Manager and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the performance of his services to the Fund.

(b)           Members that are not in breach of any obligation hereunder or under their subscription agreement, application or certification or under any other document pursuant to which Members agree to be bound by all the terms and provisions of this Agreement shall be liable to the Fund, any other Member, or third parties only as provided under the Delaware Act.

3.7           INDEMNIFICATION

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Indemnitee against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such Indemnitee may be or may have been involved as a party or otherwise, or with which such Indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such Indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have

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been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such Indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws that, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b)           Expenses so incurred by such Indemnitees, including, but not limited to, reasonable counsel fees and accounting and auditing expenses (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such Indemnitees to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such Indemnitees shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such Indemnitees against losses arising by reason of such Indemnitees’ failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such Indemnitees ultimately will be entitled to indemnification.

(c)           As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an Indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such Indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such Indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such Indemnitee against any liability to the Fund or its Members to which such Indemnitee would otherwise be subject by reason of willful misfeasance,

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bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices.

(d)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any Indemnitee of any such amount if such Indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Indemnitee’s offices.  In (i) any suit brought by a Manager (or other Person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7, it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other Person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other Person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e)           The Indemnitees may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such Indemnitees may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other Person.

3.8           FEES, EXPENSES AND REIMBURSEMENT

(a)           The Board may cause the Fund to compensate each Manager who is not an “interested person” of the Fund (as defined in the 1940 Act), and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

(b)           The Fund shall bear all costs and expenses incurred in its business and operations. Costs and expenses to be borne by the Fund include, but are not limited to, the following:

(1)           all costs and expenses directly related to investment transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees,

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margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds;

(2)           all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable federal and state laws;

(3)           attorneys’ fees and disbursements associated with updating the Fund’s registration statement, the private placement memorandum and other offering related documents (the “Offering Materials”); the costs of printing the Offering Materials; and attorneys’ fees and disbursements associated with the preparation and review thereof;

(4)           all costs and expenses associated with the organization and operation of separate Investment Funds managed by Investment Managers in which the Fund invests;

(5)           the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

(6)           the fees and disbursements of the Fund’s counsel, legal counsel to the Independent Managers, if any, auditing and accounting expenses and fees and disbursements for independent accountants for the Fund, and other consultants and professionals engaged on behalf of the Fund;

(7)           all costs and expenses associated with the Fund’s repurchase offers;

(8)           the fees payable to custodians and other Persons providing administrative services to the Fund;

(9)           the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund, the Board or Indemnitees;

(10)           all costs and expenses of preparing, setting in type, printing, and distributing reports and other communications to Members;

(11)           all expenses associated with computing the Fund’s net asset value, including any equipment or services obtained for these purposes; and

(12)           such other types of expenses as may be approved from time to time by the Board.

(c)           Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which WFAAM, or any Affiliate of WFAAM, acts as general partner, managing member, manager or investment adviser (or the equivalent), purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

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ARTICLE IV: TERMINATION OF STATUS OF ADVISER AND MANAGERS,
 TRANSFERS AND REPURCHASES

4.1           TERMINATION OF STATUS OF A MANAGER

The status of a Manager shall terminate if the Manager (a) shall die; (b) shall be adjudicated incompetent; (c) shall voluntarily resign as a Manager; (d) shall be removed in accordance with Section 4.2; (e) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (f) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (g) shall have a receiver appointed to administer the property or affairs of such Manager; or (h) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.2           REMOVAL OF THE MANAGERS

Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.3           TRANSFER OF UNITS OF MEMBERS

(a)           Units of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of such Member, or (ii) with the written consent of the Board (which may be withheld in its sole and absolute discretion); provided, however, that the Board may not consent to any Transfer other than a Transfer (A) in which the tax basis of the Units in the hands of the Transferee is determined, in whole or in part, by reference to its tax basis in the hands of the Transferor (e.g., certain Transfers to affiliates, gifts, and contributions to family partnerships), (B) to members of the Member’s immediate family (brothers, sisters, spouse, parents, and children), (C) as a distribution from a qualified retirement plan, or (D) a Transfer to which the Board may consent pursuant to the following sentence. The Board may consent to other pledges, Transfers, or assignments under such other circumstances and conditions as it, in its sole and absolute discretion, deems appropriate; provided, however, that prior to any such pledge, Transfer, or assignment, the Board shall consult with counsel to the Fund to ensure that such pledge, Transfer, or assignment will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation. In no event, however, will any Transferee or assignee be admitted as a Member without the consent of the Board, which may be withheld in its sole and absolute discretion. Any pledge, Transfer, or assignment not made in accordance with this Section 4.3 shall be void.

(b)           The Board may not consent to a Transfer of Units of a Member unless: (i) the Person to whom the Units are Transferred (or each of the Person’s beneficial owners if such a Person is a “private investment company” as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a Person whom the Board believes is a “Eligible Investor” as described in the Fund’s

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Form N-2; and (ii) all the Units of the Member are Transferred to a single Transferee or, after the Transfer of less than all the Member’s Units, the balance of the Capital Account of each of the Transferee and Transferor is not less than the amount as may be fixed from time to time by the Board as the Fund’s minimum investment, if any.  Any Transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such Transferee becomes a substituted Member. If a Member Transfers Units with the approval of the Board, the Board shall promptly take all necessary actions so that the Transferee to whom such Units are Transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and its Transferee agree to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such Transfer.

(c)           Each Member shall indemnify and hold harmless the Fund, the Managers, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such Persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.4           REPURCHASE OF UNITS

(a)           Except as otherwise provided in this Agreement, no Member or other Person holding Units shall have the right to withdraw or tender to the Fund for repurchase of those Units. The Board from time to time, in its sole and absolute discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Units pursuant to written tenders. However, the Fund shall not offer to repurchase Units on more than four occasions during any one Taxable Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Units pursuant to written tenders, the Board shall consider the following factors, among others:

(1)           whether any Members have requested to tender Units to the Fund;

(2)           the liquidity of the Fund’s assets;

(3)           the investment plans and working capital requirements of the Fund;

(4)           the relative economies of scale with respect to the size of the Fund;

(5)           the history of the Fund in repurchasing Units;

(6)           the economic condition of the securities markets; and

(7)           the anticipated tax consequences of any proposed repurchases of Units.

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The Board shall cause the Fund to repurchase Units pursuant to written tenders only on terms determined by the Board to be fair to the Fund and to all Members (including Persons holding Units acquired from Members), as applicable, and otherwise in a manner consistent with Sections 18-607 and 18-804 of the Delaware Act, to the extent applicable.

(b)           A Member who tenders for repurchase only a portion of the Member’s Units will be required to maintain a Capital Account balance not less than amount as may be fixed from time to time by the Board as the Fund’s minimum investment, if any.  If a Member tenders an amount that would cause the Member’s Capital Account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained or to repurchase all of the tendering Member’s Units.  A Member who tenders for repurchase Units initially purchased within a period determined by the Board before such tender may, as determined by the Board, be required to pay an early repurchase charge of a percentage of the repurchase price for such Units, which charge will be withheld from the payment of the repurchase price.

(c)           The Board may cause the Fund to repurchase Units of a Member or any Person acquiring Units from or through a Member in the event that the Board determines or has reason to believe that:

(1)           such Units have been Transferred in violation of Section 4.3 hereof, or such Units have vested in any Person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member;

(2)           ownership of such Units by a Member or other Person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

(3)           continued ownership of such Units may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4)           such Member’s continued participation in the Fund may cause the Fund to be classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

(5)           any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

(6)           it would be in the best interests of the Fund, as determined by the Board in its sole and absolute discretion, for the Fund to repurchase such Units.

(d)           Provided that the Board shall have made a determination to repurchase Units, Units will be valued for purposes of determining their repurchase price as of the last Business Day of each calendar quarter (a “Valuation Date”). Units to be repurchased pursuant to subsection 4.4(c) shall be tendered by the affected Members, and payment for such Units shall be made by the Fund, at such times as the Fund shall set forth in its notice to the affected Members. Units being tendered by Members pursuant to subsection 4.4(a) shall be tendered by Members at least thirty (30) days prior to the applicable Valuation Date. The Fund shall pay the repurchase price for tendered

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Units approximately, but no earlier than, thirty (30) days after the applicable Valuation Date. The voting rights of Members as provided in this Agreement with respect to the tendered Units shall continue until such time as the Initial Payment (as defined below) of the repurchase price is paid under this subsection 4.4(d). Payment of the repurchase price for Units shall consist of cash in an amount equal to such percentage (generally expected to be 100% or 90%), as may be determined by the Board, of the estimated unaudited Net Asset Value of the Units repurchased by the Fund determined as of the Valuation Date relating to such Units (the “Initial Payment”). The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited Net Asset Value, the balance of such estimated Net Asset Value. The Fund shall pay the balance, if any, of the purchase price based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective.  This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected.  Notwithstanding anything in the foregoing to the contrary, the Board, in its sole and absolute discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the Valuation Date relating to such Units, equal to the fair market value of such Securities.  Members may be compelled to accept any portion of the redemption price in Securities without regard to the provisions of Section 18-605 of the Delaware Act.

ARTICLE V: CAPITAL

5.1           CAPITAL CONTRIBUTIONS

(a)           The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board, in its sole and absolute discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members.

(b)           Members may make additional contributions to the capital of the Fund effective as of such times as the Board, in its sole and absolute discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund. The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board, in its sole and absolute discretion, may determine from time to time.

(c)           Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, in-kind or in such manner and at such times as may be determined by the Board, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2           RIGHTS OF MEMBERS TO CAPITAL

No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by

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the Fund of a part or all of such Member’s Units pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.7 hereof or (iii) upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

5.3           CAPITAL ACCOUNTS

(a)           The Fund shall maintain a separate Capital Account for each Member.  The Net Asset Value of each Member’s Capital Account shall equal the aggregate Net Asset Value of such Member’s Units.

(b)           Each Member’s Capital Account shall have an initial balance equal to the amount of cash and the fair market value of any property constituting such Member’s initial contribution to the capital of the Fund.

(c)           Each Member’s Capital Account shall be increased by the sum of (i) the amount of cash and the fair market value of any property constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member’s Capital Account pursuant to Sections 5.4 and 5.5 hereof.

(d)           Each Member’s Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Units of such Member or distributions to such Member pursuant to Sections 4.4, 5.7 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 and 5.5 hereof.  Expenses with respect to any Fiscal Period shall be calculated and charged as of the last Business Day of such Fiscal Period prior to giving effect to any repurchases to be made as of the end of such Fiscal Period.

5.4	ALLOCATION OF NET PROFIT AND NET LOSS;
ALLOCATION OF OFFERING COSTS

As of the last Business Day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Unit ownership for such Fiscal Period.

5.5           RESERVES

Appropriate reserves may be created, accrued, and charged against Members’ Capital Accounts (on a pro rata basis in accordance with the Net Asset Value of each Unit) for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts that the Board, in its sole and absolute discretion, deems necessary or appropriate. The Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole and absolute discretion, deems necessary or appropriate.

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5.6           TAX ALLOCATIONS

For each Taxable Year, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior Taxable Years (or relevant portions thereof). Allocations under this Section 5.6 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such provisions of the Code and Regulations.  Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the “qualified income offset” requirement of Regulations Section 1.704-1(b)(2)(ii)(d).

Notwithstanding the preceding paragraph, in the event that the Fund repurchases a Member’s Units, in whole or in part, the Board may, in its sole and absolute discretion, specially allocate items of Fund income and gain to that Member for tax purposes to reduce the amount, if any, by which that Member’s repurchase price exceeds that Member’s tax basis for its repurchased Units, or specially allocate items of Fund deduction and loss to that Member for tax purposes to reduce the amount, if any, by which that Member’s tax basis for its repurchased Units exceeds that Member’s repurchase price.

5.7           DISTRIBUTIONS

Prior to the dissolution of the Fund, the Board, in its sole and absolute discretion, may authorize the Fund to make distributions in cash or in kind at any time to any one or more of the Members, subject to Section 18-607 of the Delaware Act.  Members may be compelled to accept in-kind distributions without regard to the provisions of Section 18-605 of the Delaware Act.

5.8           WITHHOLDING

(a)           The Board may withhold from any distribution to a Member, or deduct from a Member’s Capital Account, and pay over to the Internal Revenue Service (or any other relevant taxing authority) any taxes due in respect of such Member to the extent required by the Code or any other applicable law.

(b)           For purposes of this Agreement, any taxes so withheld or deducted by the Fund shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable or payable to such Member pursuant to this Agreement and reducing the Capital Account of such Member.

(c)           The Board shall not be obligated to apply for or obtain a reduction of or an exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, such Member shall furnish the Board with such information and forms as such Member may be required to complete in order to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund,

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the Board and each of the other Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

ARTICLE VI: DISSOLUTION AND LIQUIDATION

6.1           DISSOLUTION

The Fund shall be dissolved only:

(1)           upon the affirmative vote to dissolve the Fund by the Board;

(2)           upon the determination not to continue the business of the Fund or the failure of Members to elect the required number of Managers at a meeting called by WFAAM in accordance with Section 2.6(c) hereof;

(3)           at any time there are no Members in accordance with and subject to Section 18-801(a)(4) of the Delaware Act; or

(4)           the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act.

Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or, in connection with clause (2) above, the conclusion of the 60-day period as provided in Section 2.6, but the Fund shall not terminate until the assets of the Fund have been liquidated, and the business and affairs of the Fund have been wound up, in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2           LIQUIDATION OF ASSETS

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board shall promptly appoint WFAAM as the liquidator, and WFAAM shall liquidate the assets, and wind up the business and affairs of the Fund, except that, if WFAAM is unable or unwilling to perform this function, the Board shall appoint another Person to serve as liquidator, and, if the Board is unable or unwilling to appoint another Person to serve as liquidator, Members holding a majority of the total number of votes eligible to be cast by all Members shall appoint another Person to serve as liquidator, and such Person shall promptly liquidate assets, and wind up the business and affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board, WFAAM or the liquidator shall deem appropriate in its sole and absolute discretion as applicable) shall be distributed in accordance with Section 18-804 of the Delaware Act as follows:

(1)           the debts of the Fund and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid in accordance with priority and on a pro rata basis in accordance with their respective amounts; and

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(2)           the Members shall next be paid on a pro rata basis in accordance with the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(2).

(b)           Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board or other liquidator may distribute ratably to the Members in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.  Members may be compelled to accept in-kind distributions without regard to the provisions of Section 18-605 of the Delaware Act.

ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

7.1           ACCOUNTING AND REPORTS

(a)           The Fund shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole and absolute discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.

(b)           After the end of each Taxable Year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Units as is necessary for such Member to complete federal, state, and local income tax or information returns and any other tax information required by federal, state, or local law.

(c)           Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an audited annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as the Board deems necessary or appropriate in its sole and absolute discretion.

7.2           DETERMINATIONS BY THE BOARD OF MANAGERS

(a)           All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board in its sole and absolute discretion unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

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(b)           The Board in its sole and absolute discretion may make such adjustments to the computation of Net Profit or Net Loss or any components thereof as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocations thereof among the Members.

7.3           VALUATION OF ASSETS

(a)           Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last Business Day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data, or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The Fund will value interests in Investment Funds at their “fair value,” as determined in good faith by the Board, which value ordinarily will be the value of an interest in an Investment Fund determined by the Investment Manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest.

(c)           The value of Securities and other assets of the Fund and the Net Asset Value of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them in the absence of manifest error.

ARTICLE VIII: MISCELLANEOUS PROVISIONS

8.1           AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT

(a)           Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)           Any amendment that would:

(1)           increase the obligation of a Member to make any contribution to the capital of the Fund; or

(2)           reduce the Capital Account of a Member;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member

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objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender all of its Units for repurchase by the Fund.

(c)           The power of the Board to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

(1)           restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)           amend this Agreement to effect compliance with any applicable law or regulation (other than with respect to the matters set forth in Section 8.1(b) hereof) or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof;

(3)           amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code; and

(4)           as provided in Section 3.1(e).

(d)           The Board shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2           SPECIAL POWER OF ATTORNEY

(a)           Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

(1)           any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)           any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

(3)           all such other instruments, documents, and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the

25

valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each other Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and any liquidator of the Fund’s assets and, as such:

(1)           shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund, Board or liquidator shall have had notice thereof; and

(2)           shall survive a Transfer by a Member of such Member’s Units, except that where the Transferee thereof has been approved by the Board, this power-of-attorney given by the Transferor shall survive such Transfer for the sole purpose of enabling the Board to execute, acknowledge, and file any instrument necessary to effect such Transfer.

8.3           NOTICES

Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail or commercial courier service or, if to the Fund or the Board, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided (a) when delivered by hand, on the date delivered, (b) when sent by mail or commercial courier service, when deposited, postage or fee prepaid, and (c) when sent, if sent by telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4           AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, permitted assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

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8.5           APPLICABILITY OF 1940 ACT AND FORM N-2

The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Fund’s Form N-2 that affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Fund’s Form N-2.

8.6           CHOICE OF LAW

Notwithstanding the place where this Agreement or the Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7           NOT FOR BENEFIT OF CREDITORS

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, and the Fund. This Agreement is not intended for the benefit of creditors, in their capacity as such, and no rights are granted to creditors, in their capacity as such, under this Agreement.

8.8           THIRD-PARTY BENEFICIARIES

Each Indemnitee is a third-party beneficiary of Section 3.7.

8.9           MERGER AND CONSOLIDATION

(a)           The Fund may merge or consolidate with or into one or more limited liability companies or other business entities pursuant to an agreement of merger or consolidation that has been approved by the Board in the manner contemplated by Section 18-209(b) of the Delaware Act or may sell, lease or exchange all or substantially all of the Fund property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Board, in each case without the vote or consent of the Members.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved by the Board in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company; provided, however, that no such merger or consolidation shall have the effect of amending this Agreement in a manner not permitted under Section 8.1.

27

8.10           PRONOUNS

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the Person or Persons, firm or corporation may require in the context thereof.

8.11           CONFIDENTIALITY

(a)           A Member may obtain from the Fund, for any purpose reasonably related to such Member’s Units, such information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other Person the name and/or address whether business, residence, or mailing) of any other Member (collectively, “Confidential Information”) without the prior written consent of the Board, which consent may be withheld in its sole and absolute discretion.

(c)           Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its owners, principals, partners, members, managers, directors, officers, employees, agents assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates’ owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus the recovery of reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.  In the event that the Fund determines that any of the Members or any of such Member’s owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives or any of its Affiliates, including any of such Affiliates’ owners, principals, partners, members, managers, directors, officers, employees, agents, assigns, successors or legal representatives should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the Members agrees that the Fund may, at its own expense, pursue in a court of appropriate jurisdiction such injunctive relief.

8.12           SEVERABILITY

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provision of this Agreement is held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

28

8.13           FILING OF RETURNS

The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.14           TAX MATTERS PARTNER

(a)           WFAAM shall be designated on the Fund’s annual Federal income tax return, and have full powers and responsibilities, as the initial Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that WFAAM is no longer a Member, the Board shall designate a Member to be Tax Matters Partner in accordance with the procedures of Section 3.3 herein. Should any Member (including WFAAM) be designated as the Tax Matters Partner for the Fund pursuant to Section 231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board all of its rights, powers, and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge, and file any and all reports, responses, and notices, and to do any and all things required or advisable, in the Manager’s judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

(b)           Each Person (for purposes of this Section 8.14, called a “Pass-Thru Member”) that holds or controls Units on behalf of, or for the benefit of, another Person or Persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another Person or Persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice, demand, request or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state, or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement, or review shall be borne by the Fund.

8.15           SECTION 754 ELECTION

In the event of a distribution of the Fund’s property to a Member or an assignment or other Transfer (including by reason of death) of Units of a Member in the Fund, at the request of a Member, the Board, in its sole and absolute discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund’s property as provided by Sections 734 and 743 of the Code.

29

8.16	USE OF NAMES “WELLS FARGO ALTERNATIVE ASSET MANAGEMENT, LLC,” “WFAAM” AND “WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC”

WFAAM hereby grants to the Fund a royalty-free, non-exclusive license to use the name “Wells Fargo Alternative Asset Management, LLC,” “WFAAM” or “Wells Fargo Multi-Strategy 100 Fund A” (or an abbreviation or derivation thereof) in the name of the Fund.  Such license may, at such time as neither WFAAM nor an Affiliate of WFAAM shall serve as an investment adviser to the Fund, or upon termination of this Agreement, be terminated by WFAAM, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the names “Wells Fargo Alternative Asset Management, LLC,” “WFAAM” and “Wells Fargo Multi-Strategy 100 Fund A” (or an abbreviation or derivation thereof) in the name of the Fund or otherwise. The names “Wells Fargo Alternative Asset Management, LLC,” “WFAAM” or “Wells Fargo Multi-Strategy 100 Fund A” (or an abbreviation or derivation thereof) may be used or licensed by WFAAM in connection with any of its activities or licensed by WFAAM to any other party. Each of the undersigned acknowledges having read this Agreement in its entirety before signing, including the confidentiality clause set forth in Section 8.11.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGER:

/s/ Daniel J. Rauchle
Daniel J. Rauchle, Manager

INITIAL MEMBER:

WELLS FARGO ALTERNATIVE ASSET MANAGEMENT, LLC

By:   /s/ Daniel J. Rauchle
Name: Daniel J. Rauchle
Title: President

MEMBERS:

Each Person who shall sign a subscription agreement, application or certification and who shall be accepted by the Board to the Fund as a Member.

30

APPENDIX B

Subscriber Name__________________________	Client Account # _______________	Account Type______________	PPM__________

Wells Fargo Multi-Strategy 100 Fund A, LLC
Investor Application Supplement
TAXABLE ACCOUNTS

note:  this document forms part of the subscription agreement and must be read in conjunction with the private placement memorandum

1.	Account Ownership/Investor Information (To be completed by the investor and/or their Trustee.)

Name of Investor
(Print of type exact legal name in which the units will be registered)

Subscription Amount1		Subscription Date

Placement Fee (Full Service Brokerage)

Subscriber Type:  Please indicate by checking one of the boxes below your desired type of ownership of LLC Units.  In general, subscribers should fill out the “Natural Persons/Grantor Trusts” section if the investment will be taxable to an individual (i.e., you provide a social security number), or the “Entities/Non-Grantor Trusts” section if the account is taxable to an entity (i.e., you provide  tax identification number of the entity):

☐ Natural Persons	OR	☐ Grantor Trusts	☐ Entities/Non-Grantor Trusts

Name: ____________________________________________			Tax Identification #: ___ ___ - ___ ___ ___ ___ ___ ___ ___

Date of Formation/Incorporation: _____________________
Social Security #: ___ ___ ___ - ___ ___ - ___ ___ ___ ___

(if a "United States person")			Place of Formation/Incorporation: _____________________

Entity Type for Tax Purposes (please check one):

FOR JOINT ACCOUNTS YOU MUST PROVIDE THIS			☐ Partnership
INFORMTION FOR BOTH ACCOUNT HOLDERS:			☐ Corporation
☐ Estate
☐ Trust
Name: ____________________________________________			☐ Other:______________________________________

IF YOU ARE SUBSCRIBING AS A NON-GRANTOR TRUST,
Social Security #: ___ ___ ___ - ___ ___ - ___ ___ ___ ___			YOU ARE REQUIRED TO PROVIDE THIS INFORMATION:

Name of Trustee: ___________________________________
FOR GRANTOR TRUSTS WITH A TAX ID#:

Tax Identification #: ___ ___ - ___ ___ ___ ___ ___ ___ ___			Trustee's Tax Identification #: _________________________

Additional Trustees: ________________________________

Address: _________________________________________

________________________________________

1 The subscription amount may be subject to account fees charged by your financial intermediary.  Such fees are not charged by the Fund.  As a result of such fees, the amount of your investment in the Fund and your initial capital account may differ from the subscription amount.  Please ask your financial intermediary for more details.

1

2.	Contact Information

A.	Client Information (required)

Client Name:

Street Address:

City:	State		ZIP

Phone:	Fax:	Email Address:

B.	Financial Advisor or Investment Manager Information (required)

Name:

Street Address:			MAC:	_________________ - __________

City:	State		ZIP

Phone:	Fax:	Email Address:

C.	Other Interested Party (optional)

Name:

Street Address:

City:	State		ZIP

Phone:	Fax:	Email Address:

Communications to Investor

Please select address where correspondence should be sent. more than one may be checked.

	2A	2B	2C
Investor Letter / Quarterly Statement	☐	☐	☐
K-1 Tax Statement (Annual)	☐	☐	☐

**NOTE: Per compliance, the annual Financial Statement will be mailed directly to the client’s permanent address.**

2

I.	INVESTOR INFORMATION

	(a)	DOB of individual or formation date of entity, if applicable: ______________________

	(b)	The Investor hereby warrants and represents that:

(Please initial one and complete blanks)

______ Initial	1. If the Investor is a corporation, a partnership, a limited liability company, a trust or other legal entity, it is:

organized under the laws of: ___________________________

and has its principal place of business in: __________________

______ Initial	2. If beneficial ownership of the Investor is held by an individual, such individual is of legal age and is a:
resident of: ________________________________________

II.	INVESTOR CERTIFICATIONS

If the Investor is a United States person, under penalties of perjury, the Investor certifies that:

	(a)	the number shown on this form is the Investor’s correct taxpayer identification number (or the Investor is waiting for a number to be issued to him or her), and

	(b)	the Investor is not subject to backup withholding because: (i) the Investor is exempt from backup withholding, or (ii) the Investor has not been notified by the Internal Revenue Service (IRS) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Investor that he, she or it is no longer subject to backup withholding.

Certification Instructions  The Investor must cross out item (b) above if the Investor has been notified by the IRS that he, she or it is currently subject to backup withholding because he or she has failed to report all interest and dividends on his, her or its tax return.  The Internal Revenue Service does not require the Investor’s consent to any provision of this document other than the certifications required to avoid backup withholding.

III.	ACCREDITED INVESTOR STATUS

The Investor certifies that the Investor is an “accredited investor” as defined in Regulation D promulgated under the U.S. Securities Act of 1933, as amended (“Securities Act”) because:

(Please check as appropriate)

_______	The Investor is a bank, as defined in Section 2(13) of the Securities Act, acting in its individual or fiduciary capacity;
_______	The Investor is a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its individual or fiduciary capacity;
_______	The Investor is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;
_______	The Investor is an insurance company as defined in Section 2(a)(13) of the Securities Act;
_______
The Investor is an investment company registered under the Investment Company Act of 1940, as amended (“Company Act”), or a business development company as defined in Section 2(a)(48) of the Company Act;

3

_______	The Investor is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;
_______
The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

_______
The Investor is a natural person who has a net worth or joint net worth with that person’s spouse at the time of purchase of Units that exceeds $1,000,000 (“net worth” for this purpose means total assets in excess of total liabilities);

_______	The Investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;
_______
The Investor is a trust (i) with total assets in excess of $5,000,000, (ii) that was not formed for the purpose of acquiring Units and (iii) of which the person responsible for directing the investment of assets in the relevant Company has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

_______	The Investor is a Manager or executive officer of the Company;
_______
The Investor is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_______
The Investor is an employee benefit plan within the meaning of ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000, or (iii) if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_______
The Investor is an organization described in section 501(c)(3) of the Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring Units, with total assets in excess of $5,000,000; or

_______	The Investor is an entity in which all of the equity owners meet the qualifications set forth above.

4

Wells Fargo Multi-Strategy 100 Fund A, LLC

Wiring Instructions

PNC Bank, NA Philadelphia
ABA #031000053
A/C: PFPC Trust Company
A/C# [8511088160]
FFC: Wells Fargo Multi-Strategy 100 Fund A, LLC
FFC A/C#: _______________
Attn: Julie Whittaker

*IMPORTANT

1.	Please have your bank identify on the wire transfer the name of the prospective Investor.

2.	We recommend that your bank charge its wiring fees separately so that the amount you have elected to invest may be invested.

CLEARED FUNDS MUST BE IN YOUR ACCOUNT FOUR BUSINESS DAYS PRIOR TO THE PROPOSED SUBSCRIPTION DATE.

5

Subscriber Name______________________	Client Account # ______________	Account Type_______	PPM_________

Wells Fargo Multi-Strategy 100 Fund A, LLC

Signature Page

ALL INVESTORS MUST COMPLETE THIS SECTION.

The undersigned hereby represents that:

_____ Initial	the undersigned has carefully read and is familiar with this Subscription Agreement, the Memorandum and the applicable Company’s Company Agreement;

_____ Initial	the information contained in this Subscription Agreement is complete and accurate and may be relied upon; and

_____ Initial
the undersigned agrees that the execution of this signature page constitutes the execution and receipt of this Subscription Agreement and the execution and receipt of the applicable Company’s Company Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ____ day of ______________, 200___

INDIVIDUALS	ENTITIES

Signature	Print Name of Entity

Print Name	Authorized Signature

Additional Investor Signature	Print Name and Title

Print Name

Name of Trustees or Other Fiduciaries Exercising Investment
Discretion with Respect to Benefit Plan or Trust

1st Authorized Trustee or Signatory

Signature	Printed Name	Title

Address	Date of Birth	Tax ID (if applicable)

2nd Authorized Trustee or Signatory

Signature	Printed Name	Title

Address	Date of Birth	Tax ID (if applicable)

3rd Authorized Trustee or Signatory

Signature	Printed Name	Title

Address	Date of Birth	Tax ID (if applicable)

6

MANAGING MEMBER ACCEPTANCE

Please do not mark.  For Internal Use Only.

☐ Waiver of Placement Fee Approved

Agreed and Accepted:

WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC

By:	Wells Fargo Alternative Asset Management, LLC,
its Managing Member

By:           ________________________________________

Name and Title: ___________________________________

Date: ___________________________________________

7

EXHIBIT A

LIST OF REQUIRED DOCUMENTS

Type of Investor	Identification Information	Verification Information
Individual and Joint (need all items for each owner of joint accounts)
1. Name of investor
2. Physical address & mailing address (if different)
3. Date of Birth
4. TIN or other govt ID number
5. Signed subscription document
6. Source of funds
7. List of authorized signers (other than investor, if any)
8. Telephone number*
9. Source of Wealth*
10. Occupation*
11. Employer*
12. Email address/website*

Copy of either: 1. Passport OR 2. Photo Drivers license OR 3. Other government –issued photo ID Note: Other alternative methods (i.e., PA compliance) may also be utilized for verification.
Private Corporation (NOT publicly traded)
1. Name of corporation
2. Physical address & mailing address (if different)
3. TIN or other govt ID number
4. Signed subscription document
5. Source of funds
6. List of authorized signers (3 or less)
7. Telephone number*
8. Type of corporation/nature of business*
9. Email address/website*

Copy of either:
1. Articles of Incorporation OR
2. Certificate of good standing OR
3. Govt issued business license

Note:  Other alternative methods (i.e., PA compliance) may also be utilized for verification.

Public Corporation (publicly traded)
1. Name of corporation
2. Physical address & mailing address (if different)
3. TIN or other govt ID number
4. Signed subscription document
5. Source of funds
6. List of authorized signers (3 or less)
7. Telephone number*
8. Type of corporation/nature of business*
9. Name of stock exchange where shares listed
(if applicable)*
10. Email address/website *

Copy of either:
1. Articles of Incorporation OR
2. Certificate of good standing OR
3. Govt issued business license

Note:  Other alternative methods (i.e., PA compliance) may also be utilized for verification.

8

Type of Investor	Identification Information	Verification Information
Limited Partnership “LP” or Limited Liability Company “LLC”
1. Name of company
2. Name of general partner/managing member
3. Physical address & mailing address (if different)
4. TIN or other govt ID number
5. Signed subscription document
6. Source of funds
7. List of authorized signers (3 or less)
8. Telephone number*
9. Type of corporation/nature of business*
10. Email address/website*

Copy of either:
1. Partnership / Membership Agreement OR
2. Certificate of good standing OR
3. Government issued business license

Note:  Other alternative methods (i.e., PA compliance) may also be utilized for verification.

Trust
1. Name of trust
2. Name of trustee(s)
3. Physical address & mailing address (if different)
4. TIN or other govt ID number
5. Signed subscription document
6. Source of funds
7. List of authorized signers -  names and addresses (3 or less)
8. Name of maker of trust (grantor/trustor)
9. Telephone number of trust
10. List of principal beneficiaries
11. Successor trustee*
12. Email address/website*

Copy of Each:
1. Trust deed
2. Trustee certification (usually included in the Trust deed)

Note:  Alternative verification methods are not an acceptable backup for Trusts; required documents must be obtained.

For a TRUST ONLY	Identification Information	Verification Information
Authorized Signer / Trustee	1. Name of authorized signer/trustee 2. Physical Address & Mailing Address (if different) 3. Date of birth 4. TIN or other govt ID number 5. Telephone number 6. Signature	Copy of either: 1. Passport OR 2. Photo Drivers license OR 3. Other government –issued photo ID Note: Other alternative methods (i.e., PA compliance) may also be utilized for verification.

* Item is optional, not required.

9

Subscriber Name______________________	Client Account # ______________	Account Type_______	PPM_________

EXHIBIT B

Wells Fargo Multi-Strategy 100 Fund A, LLC

ADDITIONAL SUBSCRIPTION FORM

Wells Fargo Multi-Strategy 100 Fund A, LLC
c/o Wells Fargo Alternative Asset Management, LLC
333 Market Street, 29th Floor
MAC A0119-291
San Francisco, CA 94105
Attn.: Judy Tang

Dear Sir or Madam:

The undersigned hereby wishes to make an additional capital contribution (“Additional Capital Contribution”) to Wells Fargo Multi-Strategy 100 Fund A, LLC (the “Company”).

The amount of the Additional Capital Contribution is:

$_____________________.

The undersigned acknowledges and agrees: (i) that the undersigned is making the Additional Capital Contribution on the terms and conditions contained in the subscription agreement, dated ______________, 20___, previously executed by the undersigned and accepted by the applicable Company (the “Subscription Agreement”); (ii) that the representations and warranties of the undersigned contained in the Subscription Agreement, and all exhibits and attachments thereto, are true and correct in all material respects as of the date set forth below; and (iii) the background information provided to the Adviser is true and correct in all material respects as of the date set forth below.

THE UNDERSIGNED AGREES TO NOTIFY THE ADVISER AND THE ADMINISTRATOR PROMPTLY SHOULD THERE BE ANY CHANGE IN ANY OF THE FOREGOING INFORMATION.

Dated: ______________, 20___

INDIVIDUALS	ENTITIES

Signature	Print Name of Entity

Print Name	Authorized Signature

Additional Investor Signature	Print Name and Title

Print Name

10

MANAGING MEMBER ACCEPTANCE

Please do not mark.  For Internal Use Only.

ADDITIONAL CAPITAL COMMITMENT ACCEPTED AS TO:

$___________________________

☐        Wells Fargo Multi-Strategy 100 Fund A, LLC

By:         __________________________________________

Name and Title: ____________________________________

Date: ____________________________________________

11

APPENDIX C:  RELATED PERFORMANCE

This Appendix presents past performance information (“Performance”) of a private fund, which is the Master Fund’s predecessor, for the period prior to August 1, 2008, and the performance of the Master Fund thereafter. The private fund utilized a multi-strategy investment approach substantially the same as the Master Fund from the private fund’s establishment in 2001 until July 31, 2008. Pursuant to a multi-step reorganization transaction, on July 31, 2008, the private fund was reorganized into a newly formed master-feeder structure in which the Master Fund assumed the private fund's portfolio, except for assets restricted for liquidation purposes or forced redemptions, with the private fund's investors becoming investors in a registered investment company feeder fund that invested into the Master Fund.  Thereafter, the Master Fund has conducted its operations as a registered investment company. Wells Fargo Alternative Asset Management LLC (the “Adviser”) is the investment adviser to the Master Fund, and was the investment adviser to the private fund (the Master Fund's predecessor). The private fund had substantially the same investment objectives, polices and strategies as the Master Fund. The Adviser manages the Master Fund in a manner substantially the same as it managed the private fund. Accordingly, by the Taxable Investor Fund and the TEI Fund each investing substantially all of its investable assets in the Master Fund, each participates in the substantially similar investment management that the Adviser renders to the Master Fund and previously rendered to the private fund.

The Performance has been adjusted to reflect the estimated fees and expenses of each of the Taxable Investor Fund and the TEI Fund (together with the Master Fund, the “Funds”). If the actual expenses are higher than those depicted in the Funds’ Private Placement Memorandum (“PPM”), the Performance would be lower than shown. Actual fees and expenses will vary depending on, among other things, the applicable fee schedule, fund size, and applicable sales charges, if any. The fee schedule and anticipated expenses are included in the PPM. The Performance is also compared with the performance figures for the benchmark indices appropriate to the Taxable Investor Fund and the TEI Fund.

The past Performance of the private fund or of the Master Fund is no guarantee of future results of any of the Master Fund, the Taxable Investor Fund or the TEI Fund.  Please note the following cautionary guidelines in reviewing this Appendix:

•           Performance figures prior to August 1, 2008 are the historical performance of the investment portfolio of the private fund, all assets of which, except for those assets restricted for liquidation purposes or forced redemptions, were, as a result of the reorganization,  contributed to the Master Fund, in which each of the Taxable Investor Fund and the TEI Fund invests substantially all of its investable assets. If the Funds had been in existence since inception of the private fund, actual performance may have been different than that shown due to factors such as differences in cash flows, fees, expenses, performance calculation methods, portfolio size, number of underlying pooled investments and other restrictions imposed on registered funds by the Investment Company Act of 1940, as amended (the “1940 Act”), all of which, if applicable, could have negatively impacted the Funds’ performance. In particular, the private fund’s Performance, for the period prior to August 1, 2008 is not necessarily an indication of how the Funds would have performed, as the Onshore Hedge Fund was not subject to investment limitations and other restrictions imposed on registered management investment companies by the 1940 Act which, if applicable, could have negatively impacted the Funds’ future performance.

•           The Benchmarks.  The Performance is compared to broad-based securities and hedge fund indices.  Broad-based securities and hedge fund indices are unmanaged and are not subject to fees and expenses typically associated with managed funds, including the Funds.  Investments generally cannot be made directly in a broad-based securities or hedge fund index.  Each index is described below.

Taxable Investor Fund
	Monthly
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2001												1.03%
2002	-1.23%	-1.62%	0.55%	-0.15%	-0.49%	-1.37%	-2.66%	0.19%	-1.02%	-1.12%	-0.12%	-0.44%
2003	0.01%	-1.15%	0.21%	2.02%	2.99%	0.62%	0.12%	0.78%	0.74%	0.80%	0.05%	1.72%
2004	1.48%	0.73%	0.22%	-1.45%	-0.91%	-0.62%	-1.16%	-0.34%	0.59%	0.48%	2.46%	0.63%
2005	-0.95%	1.25%	0.56%	-1.93%	1.37%	0.97%	1.02%	1.26%	0.68%	-3.77%	1.21%	1.62%
2006	3.95%	-0.68%	1.09%	1.72%	-2.22%	-0.88%	-1.74%	0.39%	-0.33%	0.89%	1.12%	1.75%
2007	1.51%	0.04%	0.17%	3.32%	2.54%	0.81%	2.52%	-2.36%	2.29%	4.49%	-2.34%	0.67%
2008	-3.00%	2.03%	-3.57%	1.66%	1.65%	0.28%	-2.78%	-2.81%	-4.20%	-5.35%	-2.12%	-0.60%
2009	1.77%	-0.37%	0.34%	0.44%	1.46%	-0.37%	1.20%	0.44%	1.08%	-0.25%	0.66%	1.06%
2010	-0.11%	0.23%	0.74%	1.28%

Taxable Investor Fund
	Yearly
Year	MS 100 Fund A	S&P 5001	BABI2	HFRX Global3
20014	1.03%	0.88%	-0.64%	0.36%
2002	-9.11%	-22.10%	10.27%	4.72%
2003	9.20%	28.68%	4.11%	13.39%
2004	2.06%	10.88%	4.34%	2.69%
2005	3.18%	4.91%	2.43%	2.72%
2006	5.02%	15.79%	4.33%	9.26%
2007	14.27%	5.49%	6.96%	4.23%
2008	-17.57%	-37.00%	5.24%	-23.25%
2009	7.68%	26.46%	5.93%	13.40%
2010	2.16%	7.05%	2.84%	2.45%

1 The S&P 500 Index is a widely recognized, unmanaged index of common stocks.  The S&P 500 Index is a trademark of The McGraw-Hill Companies, Inc. (of which Standard & Poor’s is a division).  Neither of the Funds nor the Master Fund are sponsored, endorsed, sold or promoted by Standard & Poor’s.
2 The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. This is a market capitalization-weighted index maintained by Barclays Capital, the leading provider of indices for the global fixed income markets.  Neither of the Funds nor the Master Fund are sponsored, endorsed, sold or promoted by Barclays Capital.
3 The HFRX Global Index is produced by Hedge Fund Research and is a market capitalization-weighted index designed to represent the broad-based universe of hedge fund managers.  Neither of the Funds nor the Master Fund are sponsored, endorsed, sold or promoted by Hedge Fund Research.
4 Performance figure for 2001 includes only the month of December.

TEI Fund
	Monthly
Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
2001												1.02%
2002	-1.24%	-1.63%	0.54%	-0.16%	-0.50%	-1.38%	-2.67%	0.17%	-1.04%	-1.14%	-0.13%	-0.45%
2003	0.00%	-1.16%	0.19%	2.00%	2.97%	0.61%	0.11%	0.77%	0.72%	0.78%	0.04%	1.71%
2004	1.46%	0.71%	0.20%	-1.46%	-0.92%	-0.63%	-1.17%	-0.35%	0.58%	0.47%	2.45%	0.62%
2005	-0.97%	1.24%	0.55%	-1.94%	1.35%	0.96%	1.01%	1.25%	0.67%	-3.79%	1.20%	1.60%
2006	3.94%	-0.69%	1.08%	1.71%	-2.23%	-0.89%	-1.75%	0.38%	-0.34%	0.88%	1.11%	1.73%
2007	1.49%	0.03%	0.16%	3.31%	2.52%	0.80%	2.51%	-2.37%	2.27%	4.48%	-2.36%	0.66%
2008	-3.01%	2.02%	-3.59%	1.64%	1.63%	0.27%	-2.79%	-2.83%	-4.21%	-5.36%	-2.13%	-0.62%
2009	1.76%	-0.36%	0.29%	0.44%	1.45%	-0.37%	1.19%	0.43%	1.06%	-0.26%	0.65%	1.04%
2010	-0.13%	0.21%	0.73%	1.28%

TEI Fund
	Yearly
Year	MS 100 TEI A	S&P 5001	BABI2	HFRX Global3
20014	1.02%	0.88%	-0.64%	0.36%
2002	-9.25%	-22.10%	10.27%	4.72%
2003	9.04%	28.68%	4.11%	13.39%
2004	1.91%	10.88%	4.34%	2.69%
2005	3.02%	4.91%	2.43%	2.72%
2006	4.87%	15.79%	4.33%	9.26%
2007	14.10%	5.49%	6.96%	4.23%
2008	-17.70%	-37.00%	5.24%	-23.25%
2009	7.54%	26.46%	5.93%	13.40%
2010	2.10%	7.05%	2.84%	2.45%

1 The S&P 500 Index is a widely recognized, unmanaged index of common stocks.  The S&P 500 Index is a trademark of The McGraw-Hill Companies, Inc. (of which Standard & Poor’s is a division).  Neither of the Funds nor the Master Fund are sponsored, endorsed, sold or promoted by Standard & Poor’s.
2 The Barclays Aggregate Bond Index is a broad-based benchmark that measures the investment grade, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities. This is a market capitalization-weighted index maintained by Barclays Capital, the leading provider of indices for the global fixed income markets.  Neither of the Funds nor the Master Fund are sponsored, endorsed, sold or promoted by Barclays Capital.
3 The HFRX Global Index is produced by Hedge Fund Research and is a market capitalization-weighted index designed to represent the broad-based universe of hedge fund managers.  Neither of the Funds nor the Master Fund are sponsored, endorsed, sold or promoted by Hedge Fund Research.
4 Performance figure for 2001 includes only the month of December.

PART C—OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements:

Registrant has not conducted any business, other than in connection with its organization.

(2)	Exhibits:

	(a)	(i) Certificate of Formation dated May 14, 2010 filed herewith.

(ii) Limited Liability Company Agreement dated May 18, 2010 is included under Appendix A of the Private Placement Memorandum in this Registration Statement.

	(b)	Bylaws dated May 25, 2010 filed herewith.

	(c)	Not applicable.

	(d)	See (2)(a) and (2)(b).

	(e)	Not applicable.

	(f)	Not applicable.

	(g)	Not applicable.

	(h)	Not applicable.

	(i)	Not applicable.

	(j)	(i) Custodian Services Agreement dated July 25, 2008 incorporated by reference to Form N-2 of Wells Fargo Multi-Strategy Fund I, LLC (filed August 1, 2008).

(ii) Amended and Restated Appendix A to Custodian Services Agreement dated _____________ _____, filed herewith.

	(k)	(i) Administration Agreement dated _____________ _____, filed herewith.

(ii) Services Agreement dated May 25, 2010 filed herewith.

(iii) Placement Agent Agreement dated June 1, 2010 filed herewith.

(iv) Placement Agent Agreement dated June 1, 2010 filed herewith.

(v) Investor Services Agreement dated May 25, 2010 filed herewith

(vi) Expense Limitation Agreement dated May 25, 2010 filed herewith.

	(m)	Not applicable.

	(n)	Not applicable.

	(o)	Not applicable.

	(p)	Not applicable.

(q)	Not applicable.

(r)	Code of Ethics filed herewith.

(s)	Power of Attorney filed herewith.

Item 26.                      Marketing Arrangements

Not applicable.

Item 27.                      Other Expenses of Issuance and Distribution

Not applicable.

Item 28.                      Persons Controlled by or Under Common Control

As of the date of filing, the following may be considered to be under common control with the Registrant:

Wells Fargo Multi-Strategy 100 TEI Fund A, LLC
Wells Fargo Multi-Strategy 100 Fund I, LLC
Wells Fargo Multi-Strategy 100 TEI Fund I, LLC
Wells Fargo Multi-Strategy 100 Master Fund I, LLC

Item 29.                      Number of Holders of Securities

Set forth below is the number of record holders as of May 24, 2010 of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Units of Limited Liability Company Interests	1

Item 30.                      Indemnification

Registrant’s Limited Liability Company Agreement contains provisions limiting the liability of the Registrant’s Managers and providing for indemnification of the Registrant’s Managers and the directors, officers and employees of the Registrant (including his or her respective executors, heirs, assigns, successors, or other legal representatives) under certain circumstances.  The Registrant hereby undertakes that it will apply the indemnification provision of the Limited Liability Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

Registrant, in conjunction with the Adviser and Registrant’s Board of Managers, maintains insurance on behalf of any person who is an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position.  Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

Item 31.                      Business and Other Connections of Investment Adviser

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Wells Fargo Alternative Asset Management, LLC (the “Adviser”) is, or at any time during the past two fiscal years has been, engaged is set forth in the private placement memorandum and/or incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-60419).  The principal business address of the Adviser is 333 Market Street, 29th Floor, San Francisco, CA 94105.

Item 32.                      Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, PNC Global Investment Servicing Inc., located at 301 Bellevue Parkway, 2nd Floor, Wilmington, Delaware 19809 and custodian, PFPC Trust Company, located at 8800 Tinicum Blvd., Philadelphia, PA 19153, with the exception of certain documents which are in the possession and custody of the Adviser, located at 333 Market Street, 29th Floor, San Francisco, CA 94105, telephone number (415) 371-4000.  Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser.

Item 33.                      Management Services

Not applicable.

Item 34.                      Undertakings

Not applicable.

Signatures

Pursuant to requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Francisco and the State of California on the 25th day of May 2010.

WELLS FARGO MULTI-STRATEGY 100 FUND A, LLC
By:	/s/ Daniel J. Rauchle
Daniel J. Rauchle
President

INDEX TO EXHIBITS

(a)	(i)	Certificate of Formation dated May 14, 2010.

(b)		Bylaws dated May 25, 2010.

(j)	(ii)	Amended and Restated Appendix A to Custodian Services Agreement.

(k)	(i)	Administration Agreement.

	(ii)	Services Agreement dated May 25, 2010.

	(iii)	Placement Agent Agreement dated June 1, 2010.

	(iv)	Placement Agent Agreement dated June 1, 2010.

	(v)	Investor Services Agreement dated May 25, 2010.

	(vi)	Expense Limitation Agreement dated May 25, 2010.

(r)		Code of Ethics.

(s)		Power of Attorney.